                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07185

Morgan Stanley Select Dimensions Investment Series
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
     (Address of principal executive offices)                         (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

Item 1 -  Report to Shareholders

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

ANNUAL REPORT
DECEMBER 31, 2005

Morgan Stanley Select Dimensions Investment Series

TABLE OF CONTENTS

Letter to the Shareholders                                                                          1
Expense Example                                                                                    21

Portfolio of Investments:
     Money Market                                                                                  26
     Flexible Income                                                                               29
     Balanced Growth                                                                               47
     Utilities                                                                                     60
     Dividend Growth                                                                               64
     Equally-Weighted S&P 500                                                                      68
     Growth                                                                                        80
     American Opportunities                                                                        83
     Capital Opportunities                                                                         86
     Global Equity                                                                                 89
     Developing Growth                                                                             93

Financial Statements:
     Statements of Assets and Liabilities                                                          98
     Statements of Operations                                                                     100
     Statements of Changes in Net Assets                                                          102
Notes to Financial Statements                                                                     110
Financial Highlights                                                                              120
Report of Independent Registered Public Accounting Firm                                           130
Trustee and Officer Information                                                                   131
Federal Tax Notice                                                                                136

Morgan Stanley Select Dimensions Investment Series

LETTER TO THE SHAREHOLDERS - DECEMBER 31, 2005

Dear Shareholders,

In 2005, investors found themselves confronted with myriad uncertainties -- from soaring oil prices and inflation to natural disasters of unprecedented scope. Stock and bond markets advanced nonetheless, as the positive effects of global economic growth won the day. Broadly speaking, stocks outperformed bonds in the United States. Larger returns were to be had abroad, however, with many emerging markets generating especially strong returns.

Domestic Equity Overview

Energy prices, inflationary pressures, monetary policy, the strength of the consumer and the pace of economic growth were the U.S. market's dominant concerns during 2005. Yet although energy prices remained high, consumer confidence and spending held up reasonably well, inflation was largely contained and the economy advanced at a good clip. On the corporate front, strong profits, healthy balance sheets and respectable earnings were positive influences on the market, as was ongoing merger-and-acquisition activity.

For the year, the stock market gained 4.91 percent, as measured by the S&P 500(R) Index. This muted return was earned in a climate of fluctuating sentiment. After a 2004 year-end rally, the market sold-off in the first four months of 2005 as investors moved to lock in profits. Rekindled anxiety about rising oil prices took hold, and trouble at U.S. automakers hinted at a potential economic slowdown. From May through July, better economic data -- including improved consumer confidence, a pick-up in retail sales and solid gross domestic product growth -- helped the stock market gain back ground.

Stocks lost momentum from August through October. In the wake of the Gulf Coast hurricanes, prices for crude oil and gasoline spiked, consumer confidence fell and raw materials costs increased. Renewed inflation concerns roiled the market, as did indications from the Federal Open Market Committee ("the Fed") that ongoing increases to the federal funds rate were likely.

Despite these factors, the stock market demonstrated resiliency, particularly as indications emerged that the impact of the hurricanes on economic growth would be less severe than initially anticipated. By late October, the market renewed its advance. Energy prices dipped, consumer confidence rebounded and retail sales data were stronger than many expected.

During the final weeks of the period, the market was buffeted by cross currents. Yield trends in the bond market, rising gold prices and additional increases to the federal funds target rate gave investors pause. On the other hand, sentiment was boosted by a range of factors including favorable productivity and jobs data, and merger-and-acquisition activity in the oil sector. Many investors were also heartened by the Fed's comments that the pace of rate increases could slow or cease.

For the year, mid-cap stocks bested their small- and large-cap counterparts. Value stocks narrowly outperformed growth stocks, with both styles returning respectable gains. Within the S&P 500(R) Index, energy and utilities were the best performing sectors during the 12-month period, driven by high commodity prices. Despite interest rate concerns, the financials sector was strong, supported by companies with exposure to capital markets and insurance companies. Health care companies (except large-cap pharmaceuticals) also showed strength in the overall market. In contrast, the Index's consumer discretionary sector was a significant laggard, hurt by flagging performance in auto and auto-related industries and media stocks. The telecommunication services sector was another significant drag in the Index. Among the factors hampering the sector were industry consolidation and the significant capital expenditures needed to fund future growth, as well as increased competition.

International Equity Overview

During the 12-month period ended December 31, 2005, international markets advanced on positive news from the world's major economic regions. Stubbornly high oil prices, weakening consumer confidence, devastating natural disasters, rising U.S. interest rates and mounting worries about global inflation were ongoing concerns, but markets gained nonetheless.

Europe's economy showed signs of renewed strength. The European Central Bank raised interest rates to stave off inflation, bolstering confidence that the economy was indeed growing at a sustainable pace. Exports continued to drive growth, as demand from Eastern Europe, Asia and the United States remained strong. The major European markets gained as investors took a more positive view of the prospects of the German economy. In the United Kingdom, equity markets were weaker due, in part, to concerns of slowing consumer and industrial trends. Market sentiment brightened as the period progressed, however.

In Japan, improved economic and political outlooks fuelled strong performance in the second half of the reporting period. Although macroeconomic indicators had recovered gradually throughout the year, it was Prime Minister Koizumi's call for postal privatization that spurred an equity market rally in August. Moreover, positive outlooks announced by Bank of Japan, dissipating deflationary pressures and the reelection of Prime Minister Koizumi further bolstered investor sentiment and attracted foreign investment.

Emerging markets bested the developed markets for the overall reporting period. Strong macroeconomic growth, good corporate governance, a healthy consumer and attractive commodity prices were among the factors that helped support investors' appetites for the region. In addition, domestic economic risk in the emerging markets remained relatively low.

Fixed Income Overview

A range of events influenced the fixed-income markets in 2005. The series of natural disasters that struck the U.S., combined with soaring energy prices, led to concerns about whether the economy could sustain its level of growth. In the wake of Hurricane Katrina, some observers initially believed that the economy would suffer lingering after effects. As the weeks progressed, however, it became apparent that the impact on the economy would be much smaller and more temporary than anticipated. Even the sharply higher energy prices failed to interrupt the positive economic momentum, and real gross domestic product growth continued at a reasonable clip throughout the year.

Given the economy's continuing growth and relatively low inflation, the Federal Open Market Committee (the Fed) continued with its tightening policy, raising the federal funds target rate from 2.25 percent to 4.25 percent through eight increases of 25 basis points each. The minutes from the Fed's December meeting, however, indicated that this "measured pace" of increases may slow in the future.

Short- and intermediate-term Treasury yields rose sharply during the year in response to stronger-than-expected economic data and the Fed's numerous tightening moves. In contrast, 10-year Treasury yields experienced little net change for the year and 30-year yields declined slightly. As a result, the yield curve flattened during the reporting period.

The fundamentals of the high yield bond market remained positive throughout 2005. Default rates remained low, the economy advanced above historical norms, and corporate earnings trends continued to be favorable. Given the low yields available in the long-term bond market, high yield bonds were also rewarded by income-oriented investors. The period was also quite volatile, particularly from mid-March through mid-May. The credit downgrade of leading auto manufacturers into the high yield universe created doubt about corporate profitability overall and caused heightened concerns of supply-demand imbalances within the high yield market. Sentiment improved as the period progressed and investors returned their attention to the broader fundamentals of the high yield market.

Investment-grade corporate bonds underperformed other major U.S. bond market sectors as leading auto manufacturer's credit woes roiled not only the high yield market, but the investment-grade segment of the corporate market as well. Sector returns were unevenly distributed, with a few key names driving performance within each sector. Overall, Aa-rated issues posted the highest returns while medium-quality, Baa-rated issues lagged. Among the corporate sub-sectors, the best performers were energy, utilities, and banking issues. The most significant industry laggards were automotive manufacturers and parts producers.

American Opportunities Portfolio

For the 12-month period ended December 31, 2005, American Opportunities Portfolio Class X shares produced a total return of 14.39 percent versus 5.26 percent for the Russell 1000(R) Growth Index. For the same period, the Portfolio's Class Y shares returned 14.16 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The Portfolio outperformed the Russell 1000(R) Growth Index due to positive stock selection. Sector allocations were also beneficial. Positioning in the energy, financial services and technology sectors contributed most to the Portfolio's returns versus its benchmark.

Within energy, stock selection in crude oil producers added significantly to relative performance. Exposure to the coal industry proved advantageous, as did the Portfolio's overall overweight to the energy sector versus the Russell Index. Stock selection in the financial services sector also had a favorable impact on relative performance, driven primarily by stock selection in financial information services, and followed by diversified financial services. Within technology, stock selection in computer technology, communications technology, and semiconductor companies served the Portfolio well. A sector underweight versus the Russell benchmark further enhanced relative performance.

[SIDENOTE]

[CHART]

              GROWTH OF $10,000: AMERICAN OPPORTUNITIES -- CLASS X

($ in Thousands)

                     CLASS X      RUSSELL 1000(R) GROWTH INDEX(3)
Dec-1995            $  10,000                $  10,000
Dec-1996            $  11,295                $  12,312
Dec-1997            $  14,901                $  16,066
Dec-1998            $  19,488                $  22,285
Dec-1999            $  30,363                $  29,674
Dec-2000            $  29,022                $  23,020
Dec-2001            $  20,469                $  18,318
Dec-2002            $  16,056                $  13,211
Dec-2003            $  19,359                $  17,140
Dec-2004            $  20,965                $  18,220
Dec-2005            $  23,982(2)             $  19,179

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2005

                         1 YEAR         5 YEARS      10 YEARS      SINCE INCEPTION*
-----------------------------------------------------------------------------------
Class X                 14.39%(1)     (3.74)%(1)      9.14%(1)        11.48%(1)
Class Y                 14.16%(1)     (3.99)%(1)        --            (4.48)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2005 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
*    Inception dates of November 9, 1994 for Class X and July 24, 2000 for
     Class Y.

In contrast, the Portfolio's return was tempered by its materials and processing holdings. Here, gold exposure was detrimental, as was a sector overweight. Consumer staples were another area of weakness. Stock selection in the drugs and grocery store chains industry and the soaps and household chemicals industry were principal detractors.

As of the close of the period, consumer discretionary was the largest sector weighting in the Portfolio, followed by health care and technology. The Portfolio's consumer discretionary position is overweighted versus the Russell benchmark, while health care and technology are underweighted versus the Index.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Balanced Growth Portfolio

For the 12-month period ended December 31, 2005, Balanced Growth Portfolio Class X shares produced a total return of 8.21 percent versus 7.05 percent for the Russell 1000(R) Value Index, 2.37 percent for the Lehman Brothers U.S. Government/Credit Index and 2.43 percent for the Lehman Brothers U.S. Aggregate Index. For the same period, the Portfolio's Class Y shares returned 7.89 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

[SIDENOTE]

[CHART]

GROWTH OF $10,000: BALANCED GROWTH -- CLASS X

($ in Thousands)

                                                                               LEHMAN BROTHERS              LEHMAN BROTHERS
                          CLASS X       RUSSELL 1000(R) VALUE INDEX(3)   U.S. GOV'T /CREDIT INDEX(4)    U.S. AGGREGATE INDEX(5)
Dec-1995                 $  10,000                $  10,000                      $  10,000                      $  10,000
Dec-1996                 $  11,354                $  12,164                      $  10,290                      $  10,363
Dec-1997                 $  13,384                $  16,444                      $  11,294                      $  11,364
Dec-1998                 $  15,313                $  19,014                      $  12,364                      $  12,351
Dec-1999                 $  15,852                $  20,411                      $  12,099                      $  12,249
Dec-2000                 $  16,861                $  21,843                      $  13,533                      $  13,673
Dec-2001                 $  17,064                $  20,622                      $  14,683                      $  14,828
Dec-2002                 $  15,104                $  17,421                      $  16,304                      $  16,348
Dec-2003                 $  18,100                $  22,652                      $  17,065                      $  17,019
Dec-2004                 $  20,079                $  26,389                      $  17,780                      $  17,758
Dec-2005                 $  21,727(2)             $  28,250                      $  18,202                      $  18,189

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2005

                         1 YEAR       5 YEARS    10 YEARS    SINCE INCEPTION*
-----------------------------------------------------------------------------
Class X                 8.21%(1)      5.20%(1)    8.07%(1)      9.27%(1)
Class Y                 7.89%(1)      4.92%(1)      --          6.46%(1)

(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2005 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Russell 1000(R) Value Index measures the performance of those companies in the Russell 1000(R) Index with lower price -to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(4) The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's fixed income benchmark is being changed from the Lehman Brothers U.S. Aggregate Index to Lehman Brothers U.S. Government/Credit Index to more accurately reflect the Portfolio's investible universe.
(5) The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
*    Inception dates of November 9, 1994 for Class X and July 24, 2000 for
     Class Y.

From an absolute performance standpoint, energy was the Portfolio's best performing equity group. The Portfolio had a particular emphasis on refining and marketing companies, which generated standout gains. These companies were able to capture significantly wider profit margins as the spread between the rising cost of crude oil and the price for refining continued to increase. The Portfolio was well positioned in the financials sector. The Portfolio had limited exposure to regional banks, which tend to suffer disproportionately to other types of financial companies in a rising interest-rate and flattening yield curve environment. Diversified financial service companies, in which the Portfolio had more sizeable weighting, did well because of their capital markets exposure. Insurance securities were also a notable contributor in the financials area. Health care holdings, primarily in pharmaceuticals companies, were also a positive influence on performance. Less bad news, positive expectations for new drug launches, and favorable patent protection rulings helped buoy the beleaguered industry.

In contrast, the Portfolio's telecommunication services holdings did not fare so well. Within the industry, competition has intensified, and the landline companies have begun to lose revenues to cable and wireless carriers. Media securities, part of the consumer discretionary sector, also drove down returns, as these companies continued to slump amid weak advertising revenues.

The Portfolio's fixed income position posted a slightly negative return for the period, on an absolute basis. The Portfolio focuses on investment-grade corporate bonds and Treasury securities, and these groups lagged other bond market sectors for the year. Within its investment-grade bond portion, the Portfolio gained from its security selection in the insurance sector, which outperformed for the period. Additionally, a focus on higher-quality credits, strong security selection in the energy sector, and an underweight versus the Lehman indices to the automotive sector further enhanced performance. We managed the overall interest-rate exposure of the Portfolio's bond allocation conservatively. This posture was beneficial as interest rates rose across the short-term and intermediate-term portions of the curve. However, during periods of rate declines, such as we saw in the early part of the period, this defensive positioning detracted from relative performance.

For the fiscal year overall, the Portfolio's stock and bond proportions remained fairly constant. As of the end of the reporting period, the Portfolio held 67 percent in stocks and 29 percent in bonds.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Capital Opportunities Portfolio

For the 12-month period ended December 31, 2005, Capital Opportunities Portfolio Class X shares produced a total return of 22.62 percent versus 5.17 percent for the Russell 3000(R) Growth Index. For the same period, the Portfolio's Class Y shares returned 22.22 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The Portfolio's consumer discretionary, energy and financial services portions were leading contributors to its outperformance of the Russell benchmark. Within consumer discretionary, stock selection in consumer electronics, commercial services, and retail had the most significant favorable impact on relative performance. This positive stock selection more than offset the tempering influence of a large overweight to the overall sector, which did not perform as strongly as others within the Index. In the energy sector, exposure to the crude oil producer industry was beneficial. An overweight to the energy sector relative to the benchmark also proved advantageous. Stock selection in the financial services sector also bolstered relative performance, driven primarily diversified financial services. Miscellaneous financials companies were also beneficial.

The main area of weakness for the Portfolio was health care. Stock selection within the

[SIDENOTE]

[CHART]

               GROWTH OF $10,000: CAPITAL OPPORTUNITIES -- CLASS X

($ in Thousands)

                                CLASS X       RUSSELL 3000(R) GROWTH INDEX(3)
Jan-1997                       $  10,000                 $  10,000
Mar-1997                       $   9,400                 $   9,390
Jun-1997                       $  10,361                 $  11,155
Sep-1997                       $  11,739                 $  12,094
Dec-1997                       $  11,584                 $  12,154
Mar-1998                       $  12,737                 $  13,957
Jun-1998                       $  12,679                 $  14,456
Sep-1998                       $   9,875                 $  12,973
Dec-1998                       $  12,241                 $  16,410
Mar-1999                       $  12,861                 $  17,355
Jun-1999                       $  13,961                 $  18,153
Sep-1999                       $  14,687                 $  17,470
Dec-1999                       $  23,516                 $  21,961
Mar-2000                       $  27,532                 $  23,563
Jun-2000                       $  25,866                 $  22,848
Sep-2000                       $  27,194                 $  21,640
Dec-2000                       $  17,034                 $  17,038
Mar-2001                       $  10,935                 $  13,545
Jun-2001                       $  13,315                 $  14,781
Sep-2001                       $   7,847                 $  11,823
Dec-2001                       $  10,836                 $  13,694
Mar-2002                       $  10,149                 $  13,346
Jun-2002                       $   7,316                 $  10,881
Sep-2002                       $   5,988                 $   9,195
Dec-2002                       $   6,087                 $   9,855
Mar-2003                       $   6,110                 $   9,732
Jun-2003                       $   7,161                 $  11,184
Sep-2003                       $   7,726                 $  11,673
Dec-2003                       $   8,622                 $  12,907
Mar-2004                       $   9,175                 $  13,055
Jun-2004                       $   9,419                 $  13,289
Sep-2004                       $   9,419                 $  12,586
Dec-2004                       $  10,570                 $  13,801
Mar-2005                       $  10,050                 $  13,205
Jun-2005                       $  10,758                 $  13,541
Sep-2005                       $  11,810                 $  14,112
Dec-2005                       $  12,961(2)              $  14,515

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2005

                         1 YEAR        5 YEARS     10 YEARS    SINCE INCEPTION*
-------------------------------------------------------------------------------
Class X                 22.62%(1)     (5.32)%(1)       --           2.94%(1)
Class Y                 22.22%(1)     (5.55)%(1)       --         (12.80)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2005 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Russell 3000(R) Growth Index measures the performance of those companies in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
*    Inception dates of January 21, 1997 for Class X and July 24, 2000 for
     Class Y.

biotechnology research and production industry was the most notable detractor, followed by stock selection in the drugs and pharmaceutical industry and the health care management services industry. A sector underweight also hindered relative performance. Meanwhile, within the consumer staples sector, stock selection in soft drink companies slowed the Portfolio's advance relative to the benchmark, as did as an avoidance of soaps and household chemical companies.

As of the close of the period, consumer discretionary was the largest sector weighting in the Portfolio, followed by health care and technology. The Portfolio's consumer discretionary position is overweighted versus the Russell benchmark, while health care and technology are underweighted versus the Index.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Developing Growth Portfolio

For the 12-month period ended December 31, 2005, Developing Growth Portfolio Class X shares produced a total return of 18.69 percent versus 12.10 percent for the Russell MidCap(R) Growth Index. For the same period, the Portfolio's Class Y shares returned 18.40 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL

[SIDENOTE]

[CHART]

                 GROWTH OF $10,000: DEVELOPING GROWTH -- CLASS X

($ in Thousands)

                    CLASS X       RUSSELL MIDCAP(R) GROWTH INDEX(3)
Dec-1995           $  10,000                $  10,000
Dec-1996           $  11,295                $  11,748
Dec-1997           $  12,850                $  14,396
Dec-1998           $  14,012                $  16,967
Dec-1999           $  26,976                $  25,670
Dec-2000           $  21,146                $  22,654
Dec-2001           $  15,756                $  18,089
Dec-2002           $  11,387                $  13,132
Dec-2003           $  16,101                $  18,741
Dec-2004           $  19,693                $  21,642
Dec-2005           $  23,373(2)             $  24,260

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2005

                               1 YEAR         5 YEARS      10 YEARS    SINCE INCEPTION*
---------------------------------------------------------------------------------------
Class X                        18.69%(1)      2.02%(1)       8.86%(1)      12.16%(1)
Class Y                        18.40%(1)      1.76%(1)         --          (0.96)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2005 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
*    Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class
     Y.

DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The Portfolio benefited particularly from strong stock selection within technology, financial services and utilities. Within technology, stocks from the computer services, software and systems industry and the communications technology industry were sources of notable gains. In the financial services sector, securities brokerage companies and miscellaneous financial companies boosted the Portfolio's return. The contribution of the utilities sector was driven primarily by wireless companies, with gas distributors further enhancing gains.

In contrast, health care was an area of weakness for the Portfolio. Performance was hindered by stock selection, specifically within health care services and drugs and pharmaceuticals. A sector-level underweighting versus the Index exerted an adverse influence. The Portfolio's relative performance was slowed by its large sector overweight to consumer discretionary, an area which lagged others in the market. Moreover, although certain consumer discretionary positions performed quite well, there were also areas of weakness. Here, the toy, entertainment and hotel/motel industries were represented among the laggards.

As of the close of the period, consumer discretionary was the largest sector weighting in the portfolio, followed by health care and technology. The portfolio's consumer discretionary position is overweighted versus the Russell benchmark, while health care and technology are underweighted versus the Index.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Dividend Growth Portfolio

For the 12-month period ended December 31, 2005, Dividend Growth Portfolio Class X shares produced a total return of 5.57 percent versus 4.91 percent for the S&P 500(R) Index. For the same period, the Portfolio's Class Y shares returned 5.32 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

For the most part, the Portfolio's performance during the period was driven by individual stocks, rather than broad trends affecting entire industries or sectors. Positive influences on the Portfolio's return relative to the benchmark included our selections in the consumer discretionary group. Although auto components and media stocks struggled in the broad index, the Portfolio's holdings in these areas did well. Exposure to multi-line retail also enhanced relative results. Select holdings in the consumer staples sector -- specifically in beverages and the food and staples retailing industry -- generated good gains for the Portfolio, as did technology picks. Among the Portfolio's technology holdings, computers and peripherals, semiconductors, and Internet software and services companies drove outperformance relative to the benchmark.

However, the Portfolio fell short of the Index in a few areas. Although the Portfolio's energy holdings

[SIDENOTE]

[CHART]

                  GROWTH OF $10,000: DIVIDEND GROWTH -- CLASS X

($ in Thousands)

                     CLASS X             S&P 500(R)(3)
Dec-1995            $ 10,000               $ 10,000
Dec-1996            $ 12,449               $ 12,295
Dec-1997            $ 15,702               $ 16,397
Dec-1998            $ 18,799               $ 21,082
Dec-1999            $ 18,898               $ 25,518
Dec-2000            $ 19,911               $ 23,192
Dec-2001            $ 18,827               $ 20,438
Dec-2002            $ 15,453               $ 15,923
Dec-2003            $ 19,738               $ 20,491
Dec-2004            $ 21,373               $ 22,721
Dec-2005            $ 22,564(2)            $ 23,836

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2005

                         1 YEAR       5 YEARS         10 YEARS     SINCE INCEPTION*
-----------------------------------------------------------------------------------
Class X                 5.57%(1)      2.53%(1)        8.48%(1)        10.88%(1)
Class Y                 5.32%(1)      2.28%(1)          --             4.42%(1)

(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2005 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
*    Inception dates of November 9, 1994 for Class X and July 24, 2000 for
     Class Y.

achieved significant gains on an absolute basis, energy represented an area of underperformance relative to the benchmark. The Portfolio's large-cap, valuation-conscious orientation limited its participation in the stronger performance of the more volatile mid-caps that led within the Index. Telecommunications exposure detracted from the Portfolio's relative performance, given the industry's ongoing challenges. Among the factors hampering the sector were industry consolidation and the significant capital expenditures needed to fund future growth, as well as increased competition (especially from cable providers). Within the industrials sector, individual selections from a variety of industry groups dampened results. Commercial services and supplies and industrial conglomerates were among those holdings that fell short.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Equally-Weighted S&P 500 Portfolio

For the 12-month period ended December 31, 2005, Equally-Weighted S&P 500 Portfolio Class X shares produced a total return of 7.81 percent versus 8.06 percent for the Standard & Poor's Equal Weight Index. For the same period, the Portfolio's Class Y shares returned 7.57 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL

[SIDENOTE]

[CHART]

             GROWTH OF $10,000: EQUALLY-WEIGHTED S&P 500 -- CLASS X

($ in Thousands)

                     CLASS X           S&P EWI(3)
Dec-1995            $ 10,000            $ 10,000
Dec-1996            $ 11,778            $ 11,902
Dec-1997            $ 14,855            $ 15,360
Dec-1998            $ 16,666            $ 17,232
Dec-1999            $ 18,691            $ 19,304
Dec-2000            $ 20,930            $ 21,164
Dec-2001            $ 20,547            $ 21,082
Dec-2002            $ 17,266            $ 17,249
Dec-2003            $ 23,679            $ 24,082
Dec-2004            $ 27,620            $ 28,439
Dec-2005            $ 29,779(2)         $ 30,731

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2005

                         1 YEAR       5 YEARS         10 YEARS     SINCE INCEPTION*
-----------------------------------------------------------------------------------
Class X                 7.81%(1)      7.31%(1)        11.53%(1)       12.61%(1)
Class Y                 7.57%(1)      7.05%(1)           --            8.45%(1)

(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2005 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's Equal Weight Index (S&P EWI) is the equal-weighted version of the widely regarded S&P 500(R) Index, which measures 500 leading companies in leading U.S. industries. The S&P EWI has the same constituents as the capitalization weighted S&P 500(R) Index, but each company in the S&P EWI is allocated a fixed weight, rebalancing quarterly. Indexes are unmanaged and their returns do not include any expenses, sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
*    Inception dates of November 9, 1994 for Class X and July 24, 2000 for
     Class Y.

DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The energy sector was the leading driver of performance during the period. Exceptionally high oil prices, increased demand and solid earnings growth propelled energy stock gains. Insurance and diversified financial services stocks also contributed notably. Insurance stocks were well served by their reduced sensitivity to rising interest rates, while diversified financial services benefited as capital markets activity increased. Health care services providers rose briskly, boosted by increased plan enrollments and higher profit margins.

In contrast, the auto and auto components groups were significant detractors. Investor sentiment deteriorated as the auto industry faced myriad woes, including credit downgrades, earning disappointments, production cuts and pension funding uncertainties. Media stocks struggled due to company-specific reasons, while technology hardware and equipment stocks faltered in the wake of earnings disappointments. Banking stocks, particularly regional banks, lagged as rising interest rates proved particularly disadvantageous.

From a market-capitalization perspective, the stocks in the middle of the Index's capitalization range outperformed larger and smaller issues.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Flexible Income Portfolio

For the 12-month period ended December 31, 2005, Flexible Income Portfolio Class X shares produced a total return of 2.88 percent versus 1.58 percent for the Lehman Brothers Intermediate U.S. Government/Credit Index. For the same period, the Portfolio's Class Y shares returned 2.62 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

During the period, we kept the Portfolio's overall interest-rate exposure well below that of its benchmark. This posture was beneficial as interest rates rose across the short-term and intermediate-term portions of the curve. However, during periods of rate declines, such as we saw in the early part of the period, this defensive positioning detracted from relative performance.

The Portfolio's mortgage position had a positive impact on relative performance. As interest rates rose throughout much of the period, an emphasis on higher-coupon, slow- prepaying mortgage issues benefited performance as these issues outperformed their lower-coupon counterparts. Compared with lower-coupon, faster pre-paying mortgages, the mortgages favored by the Portfolio tend to be less sensitive to rising interest rates.

Within the investment-grade portion of its corporate bond portfolio, the Portfolio benefited from

[SIDENOTE]

[CHART]

                  GROWTH OF $10,000: FLEXIBLE INCOME -- CLASS X

($ in Thousands)

                 CLASS X        LEHMAN BROTHERS INT. U.S. GOV'T/CREDIT INDEX(3)
Dec-1995        $ 10,000                           $ 10,000
Dec-1996        $ 10,954                           $ 10,405
Dec-1997        $ 11,866                           $ 11,223
Dec-1998        $ 12,367                           $ 12,170
Dec-1999        $ 12,140                           $ 12,217
Dec-2000        $ 11,564                           $ 13,453
Dec-2001        $ 11,094                           $ 14,659
Dec-2002        $ 12,056                           $ 16,101
Dec-2003        $ 13,690                           $ 16,795
Dec-2004        $ 14,648                           $ 17,306
Dec-2005        $ 15,069(2)                        $ 17,579

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2005

                         1 YEAR       5 YEARS         10 YEARS     SINCE INCEPTION*
-----------------------------------------------------------------------------------
Class X                 2.88%(1)      5.44%(1)        4.19%(1)         4.45%(1)
Class Y                 2.62%(1)      5.14%(1)          --             3.80%(1)

(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2005 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
*    Inception dates of November 9, 1994 for Class X and July 24, 2000 for
     Class Y.

favorable sector and security selection decisions. Also, our decision to underweight corporate bonds proved helpful as most credit spreads widened slightly. In terms of sector and industry positioning, the Portfolio is overweight versus the Index in insurance, paper, energy and autos.

Among its high yield holdings, the Portfolio benefited from an underweight to the transportation sector, the worst performing sector in the high yield market during the period. The Portfolio was particularly well served by its de-emphasis of auto-related companies. Overall security selection in the cable sector and utility sectors further enhanced relative performance. In contrast, security selection in several sectors, including forest products, housing, financials, and telecom, detracted from relative performance.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Global Equity Portfolio

For the 12-month period ended December 31, 2005, Global Equity Portfolio Class X shares produced a total return of 10.64 percent versus 9.49 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned 10.32 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

[SIDENOTE]

[CHART]

                   GROWTH OF $10,000: GLOBAL EQUITY -- CLASS X

($ in Thousands)

                 CLASS X        MSCI WORLD INDEX(3)
Dec-1995        $ 10,000             $ 10,000
Dec-1996        $ 11,143             $ 11,348
Dec-1997        $ 12,108             $ 13,137
Dec-1998        $ 13,938             $ 16,334
Dec-1999        $ 18,697             $ 20,407
Dec-2000        $ 17,588             $ 17,718
Dec-2001        $ 14,560             $ 14,737
Dec-2002        $ 12,030             $ 11,806
Dec-2003        $ 16,207             $ 15,715
Dec-2004        $ 17,530             $ 18,028
Dec-2005        $ 19,396(2)          $ 19,738

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2005

                         1 YEAR       5 YEARS         10 YEARS     SINCE INCEPTION*
-----------------------------------------------------------------------------------
Class X                 10.64%(1)     1.98%(1)        6.85%(1)         7.33%(1)
Class Y                 10.32%(1)     1.72%(1)          --            (0.07)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2005 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
*    Inception dates of November 9, 1994 for Class X and July 24, 2000 for
     Class Y.

The Portfolio's outperformance versus the benchmark was primarily driven by stock selection in the pharmaceuticals, energy and technology sectors. Although pharmaceutical stocks lagged in the overall market, the Portfolio's holdings performed well overall. Our emphasis was on smaller and medium-sized companies and those focused on generic drugs. In our view, these companies exhibited more attractive growth prospects than the large drug companies. Stock selection in energy contributed positively, offsetting the negative effects of the Portfolio's underweight in the market's top performing sector. In technology--one of the market's weakest sectors -- our selection among companies with consumer-driven businesses served the Portfolio well.

In contrast, the materials sector hampered relative results, due to an underweight and weak stock selection. The sector performed well in the broad market, against a backdrop of rising prices for copper, steel and other raw materials. Also limiting gains was the Portfolio's selection in the electronic equipment industry.

In August 2005, a new management team took the Portfolio's helm. As outlined in the Portfolio's prospectus, our team uses a bottom-up investment approach that emphasizes security selection and disposition on an individual company basis. We seek growth companies, focusing on securities believed to offer strong business fundamentals at an attractive valuation, while taking into consideration a company's history of paying dividends.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Growth Portfolio

For the 12-month period ended December 31, 2005, Growth Portfolio Class X shares produced a total return of 15.55 percent versus 5.26 percent for the Russell 1000(R) Growth Index. For the same period, the Portfolio's Class Y shares returned 15.21 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Broad strength across sectors drove the Portfolio's performance. Relative to the benchmark, the Portfolio benefited most from strong stock selection within utilities, health care and energy. Overall, stock selection was strongest in health care. Here, medical and dental instruments and supplies, health care management services, and biotechnology research and production were represented among leading contributors to relative performance. Within the energy sector, crude oil producers were most advantageous. The favorable impact of the Portfolio's utilities holdings was driven primarily by wireless companies, with gas distributors further enhancing gains.

Stock selection was favorable in all sectors except technology. On an industry level, computer technology companies detracted most, followed by computer services and software, and communications technology.

[SIDENOTE]

[CHART]

                      GROWTH OF $10,000: GROWTH -- CLASS X

($ in Thousands)

                 CLASS X         RUSSELL 1000(R) GROWTH INDEX(3)
Dec-1995        $ 10,000                    $ 10,000
Dec-1996        $ 12,356                    $ 12,312
Dec-1997        $ 15,207                    $ 16,066
Dec-1998        $ 17,218                    $ 22,285
Dec-1999        $ 23,950                    $ 29,674
Dec-2000        $ 21,152                    $ 23,020
Dec-2001        $ 17,931                    $ 18,318
Dec-2002        $ 12,938                    $ 13,211
Dec-2003        $ 16,419                    $ 17,140
Dec-2004        $ 17,673                    $ 18,220
Dec-2005        $ 20,422(2)                 $ 19,179

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2005

                         1 YEAR       5 YEARS         10 YEARS     SINCE INCEPTION*
-----------------------------------------------------------------------------------
Class X                 15.55%(1)     (0.70)%(1)      7.40%(1)         7.88%(1)
Class Y                 15.21%(1)     (0.96)%(1)        --            (4.61)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2005 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
*    Inception dates of November 9, 1994 for Class X and July 24, 2000 for
     Class Y.

As of the close of the period, consumer discretionary was the largest sector weighting in the Portfolio, followed by health care and technology. The Portfolio's consumer discretionary position is overweighted versus the Russell benchmark, while health care and technology are underweighted versus the Index.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Money Market Portfolio

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN SUCH FUNDS.

As of December 31, 2005, Money Market Portfolio had net assets of more than $89 million with an average portfolio maturity of 32 days. For the seven-day period ended December 31, 2005, the Portfolio provided an effective annualized yield of
3.84 percent and a current yield of 3.77 percent, while its 30-day moving average yield for December was 3.70 percent. For the 12-month period ended December 31, 2005, the Portfolio's Class X shares returned 2.73 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

For the seven-day period ended December 31, 2005, the Portfolio's Class Y shares provided an effective annualized yield of 3.59 percent and a current yield of
3.53 percent, while its 30-day moving average yield for December was 3.45 percent. For the 12-month period ended December 31, 2005, the Portfolio's Class Y shares returned 2.48 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Our strategy in managing the Portfolio remained consistent with our long-term focus on maintaining preservation of capital and liquidity. We adhered to a conservative approach in managing the Portfolio that emphasized purchasing high-quality money market obligations and avoided the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We also took advantage of the rising yields available on money market securities. As short-term interest rates climbed, we reinvested the proceeds of maturing short-term holdings into higher-yielding securities.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Utilities Portfolio

For the 12-month period ended December 31, 2005, Utilities Portfolio Class X shares produced a total return of 16.28 percent versus 4.91 percent for the S&P 500(R) Index. For the same period, the Portfolio's Class Y shares returned 16.00 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

A variety of factors drove the Portfolio's strong absolute returns and wide outperformance of the benchmark. Despite the Federal Open Market Committee's steady monetary tightening policy, interest rates remained low by historical standards. In this environment, utility stocks were rewarded by investors for their yield and dividend growth potential. The market's comfort with utilities was further bolstered by the sector's increased emphasis on basic utility service models. Such models entailed less high risk diversification efforts, and in turn, cleaner balance sheets and enhanced earnings predictability. Merger-and-acquisition activity furthered the overall appeal of the utilities sector, as did exceptionally strong oil and natural gas prices.

As commodity prices soared, the Portfolio was particularly well served by its focus on electric companies. Additionally, selected electric positions were rewarded for restructuring activities or turnarounds. The Portfolio's natural gas allocation

[SIDENOTE]

[CHART]

                     GROWTH OF $10,000: UTILITIES -- CLASS X

($ in Thousands)

                 CLASS X        S&P 500(R)(3)
Dec-1995        $ 10,000          $ 10,000
Dec-1996        $ 10,848          $ 12,295
Dec-1997        $ 13,717          $ 16,397
Dec-1998        $ 16,766          $ 21,082
Dec-1999        $ 24,096          $ 25,518
Dec-2000        $ 23,636          $ 23,192
Dec-2001        $ 17,607          $ 20,438
Dec-2002        $ 14,021          $ 15,923
Dec-2003        $ 16,891          $ 20,491
Dec-2004        $ 21,019          $ 22,721
Dec-2005        $ 24,440(2)       $ 23,836

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2005

                         1 YEAR       5 YEARS         10 YEARS     SINCE INCEPTION*
-----------------------------------------------------------------------------------
Class X                 16.28%(1)     0.67%(1)        9.35%(1)        10.85%(1)
Class Y                 16.00%(1)     0.43%(1)          --            (0.99)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2005 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
*    Inception dates of November 9, 1994 for Class X and July 24, 2000 for
     Class Y.

contributed solid gains as well. Stocks of companies with exploration and production operations were among those that performed most strongly. During the period, telecommunications stocks across the market generated mixed performance. A number of companies were hindered by the threat of competition, a significant build-up of capital expenditures and regulatory uncertainty. The performance of the Portfolio reflected these broader trends. Exposure to wireless-related holdings offset much of the lackluster performance from wireline operators, such as the Regional Bells and independent carriers. Unlike the wireline operators where growth appears slow at best, the wireless area offered attractive organic growth prospects as well as the benefit of synergies from current and future consolidation.

Throughout the period, the Portfolio was well diversified across the utilities sector. As of December 31, 2005, electric utilities stocks represented 61 percent of equity investments, natural gas and energy stocks represented 23 percent, and telecommunications represented 16 percent. We note that the Portfolio's holdings and allocation may be modified at any time, in response to our analysis of broader trends or company specific fundamentals.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo             /s/ Ronald E. Robison

Charles A. Fiumefreddo                 Ronald E. Robison
CHAIRMAN OF THE BOARD                  PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

You may obtain a copy of the Portfolios' Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public Web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

EXPENSE EXAMPLE - DECEMBER 31, 2005

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/05-12/31/05.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

MONEY MARKET

                                                    BEGINNING        ENDING       EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                  -------------   -------------   --------------
                                                                                    07/01/05 -
                                                    07/01/05         12/31/05        12/31/05
                                                  -------------   -------------   --------------
CLASS X
Actual (1.62% return)                             $    1,000.00   $    1,016.20   $         2.89
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,022.27   $         2.90

CLASS Y
Actual (1.49% return)                             $    1,000.00   $    1,014.90   $         4.15
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,021.01   $         4.17

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.57% AND 0.82% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/364 (TO REFLECT THE ONE-HALF YEAR PERIOD).

FLEXIBLE INCOME

                                                    BEGINNING        ENDING       EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                  -------------   -------------   --------------
                                                                                    07/01/05 -
                                                    07/01/05         12/31/05        12/31/05
                                                  -------------   -------------   --------------
CLASS X
Actual (1.31% return)                             $    1,000.00   $    1,013.10   $         2.94
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,022.28   $         2.96

CLASS Y
Actual (1.05% return)                             $    1,000.00   $    1,010.50   $         4.21
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,021.02   $         4.23

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.58% AND 0.83% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

BALANCED GROWTH

                                                    BEGINNING        ENDING       EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                  -------------   -------------   --------------
                                                                                    07/01/05 -
                                                    07/01/05         12/31/05        12/31/05
                                                  -------------   -------------   --------------
CLASS X
Actual (5.44% return)                             $    1,000.00   $    1,054.40   $         3.73
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,021.58   $         3.67

CLASS Y
Actual (5.26% return)                             $    1,000.00   $    1,052.60   $         5.02
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,020.32   $         4.94

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.72% AND 0.97% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

UTILITIES

                                                    BEGINNING        ENDING       EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                  -------------   -------------   --------------
                                                                                    07/01/05 -
                                                    07/01/05         12/31/05        12/31/05
                                                  -------------   -------------   --------------
CLASS X
Actual (4.13% return)                             $    1,000.00   $    1,041.30   $         3.81
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,021.48   $         3.77

CLASS Y
Actual (4.05% return)                             $    1,000.00   $    1,040.50   $         5.09
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,020.21   $         5.04

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.74%, AND 0.99% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

DIVIDEND GROWTH

                                                    BEGINNING        ENDING       EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                  -------------   -------------   --------------
                                                                                    07/01/05 -
                                                    07/01/05         12/31/05        12/31/05
                                                  -------------   -------------   --------------
CLASS X
Actual (6.95% return)                             $    1,000.00   $    1,069.50   $         3.34
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,021.98   $         3.26

CLASS Y
Actual (6.83% return)                             $    1,000.00   $    1,068.30   $         4.64
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,020.72   $         4.53

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.64% AND 0.89% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

EQUALLY-WEIGHTED S&P 500

                                                    BEGINNING        ENDING       EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                  -------------   -------------   --------------
                                                                                    07/01/05 -
                                                    07/01/05         12/31/05        12/31/05
                                                  -------------   -------------   --------------
CLASS X
Actual (7.35% return)                             $    1,000.00   $    1,073.50   $         1.46
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,023.79   $         1.43

CLASS Y
Actual (7.24% return)                             $    1,000.00   $    1,072.40   $         2.77
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,022.53   $         2.70

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.28% AND 0.53% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

GROWTH

                                                    BEGINNING        ENDING       EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                  -------------   -------------   --------------
                                                                                    07/01/05 -
                                                    07/01/05         12/31/05        12/31/05
                                                  -------------   -------------   --------------
CLASS X
Actual (15.50% return)                            $    1,000.00   $    1,155.00   $         3.69
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,021.78   $         3.47

CLASS Y
Actual (15.30% return)                            $    1,000.00   $    1,153.00   $         5.05
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,020.52   $         4.74

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.68% AND 0.93% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

AMERICAN OPPORTUNITIES

                                                    BEGINNING        ENDING       EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                  -------------   -------------   --------------
                                                                                    07/01/05 -
                                                    07/01/05         12/31/05        12/31/05
                                                  -------------   -------------   --------------
CLASS X
Actual (15.91% return)                            $    1,000.00   $    1,159.10   $         3.65
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,021.83   $         3.41

CLASS Y
Actual (15.78% return)                            $    1,000.00   $    1,157.80   $         5.00
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,020.57   $         4.69

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.67% AND 0.92% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

CAPITAL OPPORTUNITIES

                                                    BEGINNING        ENDING       EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                  -------------   -------------   --------------
                                                                                    07/01/05 -
                                                    07/01/05         12/31/05        12/31/05
                                                  -------------   -------------   --------------
CLASS X
Actual (20.47% return)                            $    1,000.00   $    1,204.70   $         4.95
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,020.72   $         4.53

CLASS Y
Actual (20.31% return)                            $    1,000.00   $    1,203.10   $         6.33
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,019.46   $         5.80

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.89% AND 1.14% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

GLOBAL EQUITY

                                                    BEGINNING         ENDING      EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                  -------------   -------------   --------------
                                                                                    07/01/05 -
                                                    07/01/05         12/31/05        12/31/05
                                                  -------------   -------------   --------------
CLASS X
Actual (11.26% return)                            $    1,000.00   $    1,112.60   $         6.07
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,019.46   $         5.80

CLASS Y
Actual (11.13% return)                            $    1,000.00   $    1,111.30   $         7.40
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,018.20   $         7.07

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 1.14% AND 1.39% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

DEVELOPING GROWTH

                                                    BEGINNING         ENDING      EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                  -------------   -------------   --------------
                                                                                    07/01/05 -
                                                    07/01/05         12/31/05        12/31/05
                                                  -------------   -------------   --------------
CLASS X
Actual (15.01% return)                            $    1,000.00   $    1,150.10   $         3.47
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,021.98   $         3.26

CLASS Y
Actual (14.86% return)                            $    1,000.00   $    1,148.60   $         4.82
Hypothetical (5% annual return before expenses)   $    1,000.00   $    1,020.72   $         4.53

----------
  * EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.64% AND 0.89% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

Money Market

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

                                                            ANNUALIZED
PRINCIPAL                                                     YIELD
AMOUNT IN                                                   ON DATE OF
THOUSANDS                                                    PURCHASE            MATURITY                 VALUE
------------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (83.5%)
           ASSET-BACKED - AUTO (3.9%)
$   3,462  DaimlerChrysler Revolving Auto Conduit LLC      4.27 - 4.48%     01/27/06 - 03/21/06       $  3,445,279
                                                                                                      ------------
           ASSET-BACKED - CONSUMER (15.9%)
    3,176  Bryant Park Funding LLC*                        4.28 - 4.41      01/06/06 - 02/15/06          3,166,826
      888  Kitty Hawk Funding Corp.*                           4.32              01/03/06                  887,681
      250  Mont Blanc Capital Corp.*                           4.38              01/26/06                  249,213
      500  Ranger Funding Co., LLC*                            4.34              01/25/06                  498,500
    4,175  Regency Markets No, 1, LLC*                     4.19 - 4.34      01/12/06 - 01/20/06          4,166,587
      855  Sheffield Receivables Corp.*                        4.33              01/23/06                  852,646
    4,320  Thames Asset Global Securitization*             4.31 - 4.39      01/09/06 - 01/13/06          4,314,631
                                                                                                      ------------
                                                                                                        14,136,084
                                                                                                      ------------
           ASSET-BACKED - CORPORATE (3.4%)
    3,050  Eureka Securitization, Inc.*                    4.18 - 4.36      01/09/06 - 02/02/06          3,045,108
                                                                                                      ------------
           ASSET-BACKED - DIVERSIFIED (2.4%)
      730  Fairway Finance Corp.*                              4.22              01/03/06                  729,744
    1,375  Jupiter Securitization Corp.*                       4.36              02/01/06                1,369,696
                                                                                                      ------------
                                                                                                         2,099,440
                                                                                                      ------------
           ASSET-BACKED - MORTGAGE (3.8%)
    3,447  Sydney Capital Corp.*                           4.45 - 4.51      03/01/06 - 03/23/06          3,417,451
                                                                                                      ------------
           ASSET-BACKED - SECURITIES (23.0%)
    4,413  Amstel Funding Corp.*                           4.10 - 4.41      01/17/06 - 03/29/06          4,388,782
    2,221  Cancara Asset Securitisation LLC*               4.26 - 4.44      01/05/06 - 03/01/06          2,211,690
    2,780  Clipper Receivables Co., LLC*                   4.27 - 4.37      01/05/06 - 01/20/06          2,775,316
    1,612  Galleon Capital, LLC*                               4.32              01/12/06                1,609,689
    4,223  Golden Fish LLC*                                4.36 - 4.38      01/10/06 - 01/27/06          4,215,777
    2,100  Grampian Funding LLC*                           4.21 - 4.45      02/21/06 - 03/21/06          2,084,027
    1,948  Scaldis Capital Corp.*                          4.32 - 4.39      01/09/06 - 02/21/06          1,938,258
    1,225  Solitaire Funding LLC*                              4.30              01/23/06                1,221,650
                                                                                                      ------------
                                                                                                        20,445,189
                                                                                                      ------------
           FINANCE - CORPORATE (2.2%)
    2,000  CIT Group, Inc.                                     4.18              01/06/06                1,998,617
                                                                                                      ------------
           INTERNATIONAL BANKS (27.5%)
      800  Bank of Ireland*                                    4.33              01/30/06                  797,127
    1,000  Banque Generale du Luxembourg*                      4.21              01/04/06                  999,534
    2,500  CBA (Delaware) Finance Inc.                     4.28 - 4.35      01/24/06 - 01/31/06          2,491,817
      600  Danske Corp.                                        4.36              01/09/06                  599,348
    4,175  DnB NOR Bank ASA                                4.21 - 4.41      01/13/06 - 02/03/06          4,164,145
    1,000  Fortis Funding LLC*                                 4.17              01/30/06                  996,567
    2,100  ING (U.S.) Funding LLC                          4.29 - 4.33      01/18/06 - 01/31/06          2,094,262

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                            ANNUALIZED
PRINCIPAL                                                     YIELD
AMOUNT IN                                                   ON DATE OF
THOUSANDS                                                    PURCHASE            MATURITY                 VALUE
------------------------------------------------------------------------------------------------------------------
$   4,000  Nordea North America Inc.                       4.26 - 4.52%     01/20/06 - 05/25/06       $  3,959,694
    2,100  Skandinaviska Enskilda Banken AB*                   4.37              02/03/06                2,091,373
      850  Societe Generale N.A., Inc.                         4.35              02/03/06                  846,524
      500  Spintab AB                                          4.33              01/31/06                  498,149
    1,845  Swedbank                                        4.22 - 4.24      01/19/06 - 01/20/06          1,840,879
    2,700  UBS Finance (Delaware) LLC                      4.25 - 4.33      01/26/06 - 02/28/06          2,687,387
      400  Westpac Capital Corp.                               4.42              02/21/06                  397,469
                                                                                                      ------------
                                                                                                        24,464,275
                                                                                                      ------------
           INVESTMENT BANKS/BROKERS (1.4%)
    1,270  Goldman Sachs Group, Inc. (The)                     4.33              01/04/06                1,269,390
                                                                                                      ------------
           TOTAL COMMERCIAL PAPER
            (COST $74,320,833)                                                                          74,320,833
                                                                                                      ------------
           FLOATING RATE NOTES (13.0%)
           BANKING (2.8%)
    2,500  Wells Fargo & Co.                                  4.54+              03/03/06                2,500,587
                                                                                                      ------------
           DOMESTIC BANKS (8.0%)
    4,000  SunTrust Bank                                      4.32+              01/26/06++              4,000,000
    1,605  U.S. Bank, N.A., Cincinnati                        4.23+              01/30/06++              1,605,007
    1,500  Wells Fargo Bank, N. A.                            4.32+              01/24/06++              1,500,000
                                                                                                      ------------
                                                                                                         7,105,007
                                                                                                      ------------
           FINANCIAL CONGLOMERATES (2.2%)
    2,000  General Electric Capital Corp.                     4.46+              02/03/06                2,000,443
                                                                                                      ------------
           TOTAL FLOATING RATE NOTES
            (COST $11,606,037)                                                                          11,606,037
                                                                                                      ------------
           CERTIFICATES OF DEPOSIT (1.1%)
           DOMESTIC BANKS
    1,000  Citibank, N.A.
            (COST $1,000,000)                                  4.28              02/15/06                1,000,000
                                                                                                      ------------

           BANKER'S ACCEPTANCE (1.4%)
           DOMESTIC BANKS
    1,207  J.P. Morgan Chase Bank
            (COST $1,203,949)                              3.90 - 4.12      01/05/06 - 02/09/06          1,203,949
                                                                                                      ------------

           TOTAL INVESTMENTS
            (COST $88,130,819) (a)                                                 99.0%                88,130,819
           OTHER ASSETS IN EXCESS OF LIABILITIES                                    1.0                    908,791
                                                                                  -----               ------------
           NET ASSETS                                                             100.0%              $ 89,039,610
                                                                                  =====               ============

                        SEE NOTES TO FINANCIAL STATEMENTS

----------
    *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
    +   RATE SHOWN IS THE INTEREST RATE IN EFFECT AT DECEMBER 31, 2005.
    ++  DATE OF NEXT INTEREST RATE RESET.
    (a) COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

SUMMARY OF INVESTMENTS

MATURITY SCHEDULE*

1 - 30 Days                    59%
31 - 60 Days                   28
61 - 90 Days                   11
91 - 120 Days                   0
121+ Days                       2
                              ---
                              100%
                              ===

----------
* AS A PERCENTAGE OF TOTAL MARKET VALUE.

                        SEE NOTES TO FINANCIAL STATEMENTS

Flexible Income

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
              GOVERNMENT AND CORPORATE BONDS (91.3%)
              FOREIGN (14.0%)
              ARGENTINA (0.2%)
              GOVERNMENT OBLIGATIONS
ARS     682   Republic of Argentina                                     0.00**%      12/15/35        $     11,056
        230   Republic of Argentina++++                                 5.83         12/31/33              89,355
$        15   Republic of Argentina (h)                                 0.00**       12/15/35                 810
          5   Republic of Argentina (d)(h)++++                          8.28         12/31/33               4,564
         60   Republic of Argentina (c)                               13.969         04/10/49              24,300
                                                                                                     ------------
              TOTAL ARGENTINA                                                                             130,085
                                                                                                     ------------
              AUSTRALIA (0.3%)
              OTHER METALS/MINERALS (0.0%)
         70   Murrin Murrin Holdings Property Ltd. (c)(h)              9.375         08/31/07                   0
                                                                                                     ------------
              PROPERTY - CASUALTY INSURERS (0.3%)
        200   Mantis Reef Ltd. - 144A*                                 4.692         11/14/08             196,635
                                                                                                     ------------
              TOTAL AUSTRALIA                                                                             196,635
                                                                                                     ------------
              BRAZIL (1.3%)
              GOVERNMENT OBLIGATIONS
        316   Federal Republic of Brazil                                8.00         01/15/18             341,438
         77   Federal Republic of Brazil                               8.875         10/14/19              86,471
        280   Federal Republic of Brazil                               14.50         10/15/09             359,800
                                                                                                     ------------
              TOTAL BRAZIL                                                                                787,709
                                                                                                     ------------
              CANADA (1.6%)
              DRUGSTORE CHAINS (0.2%)
         45   Jean Coutu Group PJC Inc. (The)                          7.625         08/01/12              44,550
         95   Jean Coutu Group PJC Inc. (The)                           8.50         08/01/14              87,400
                                                                                                     ------------
                                                                                                          131,950
                                                                                                     ------------
              FOREST PRODUCTS (0.1%)
        140   Tembec Industries Inc.                                    8.50         02/01/11              78,400
                                                                                                     ------------
              MEDIA CONGLOMERATES (0.0%)
         .6   Canwest Media Inc.                                        8.00         09/15/12                 614
                                                                                                     ------------
              OTHER METALS/MINERALS (0.2%)
         80   Brascan Corp.                                            7.125         06/15/12              87,328
                                                                                                     ------------
              OTHER TRANSPORTATION (0.2%)
        140   CHC Helicopter Corp.                                     7.375         05/01/14             142,275
                                                                                                     ------------
              PULP & PAPER (0.7%)
        100   Abitibi-Consolidated Inc.                                 6.00         06/20/13              85,250

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
$       140   Abitibi-Consolidated Inc.                                 8.85%        08/01/30        $    120,400
        190   Bowater Canada Finance                                    7.95         11/15/11             185,250
                                                                                                     ------------
                                                                                                          390,900
                                                                                                     ------------
              TELECOMMUNICATION EQUIPMENT (0.2%)
        125   Nortel Networks Ltd.                                     6.125         02/15/06             125,625
                                                                                                     ------------
              TOTAL CANADA                                                                                957,092
                                                                                                     ------------
              FRANCE (0.4%)
              CHEMICALS: SPECIALTY (0.1%)
         65   Rhodia SA                                                8.875         06/01/11              66,950
                                                                                                     ------------
              OILFIELD SERVICES/EQUIPMENT (0.1%)
         25   CIE Generale de Geophysique S.A.                          7.50         05/15/15              26,000
                                                                                                     ------------
              TELECOMMUNICATIONS (0.2%)
         95   France Telecom S.A.                                       8.50         03/01/31             127,140
                                                                                                     ------------
              TOTAL FRANCE                                                                                220,090
                                                                                                     ------------
              GERMANY (0.3%)
              CABLE/SATELLITE TV
        155   Kabel Deutschland - 144A*                               10.625         07/01/14             163,912
                                                                                                     ------------
              INDONESIA (0.5%)
              PULP & PAPER
        264   Tjiwi Kimia Finance BV - 144A*                            0.00**       04/29/27              72,497
         76   Tjiwi Kimia Finance BV - 144A*                           5.248**       04/29/15              66,549
        213   Tjiwi Kimia Finance BV - 144A*                           5.248**       04/29/18             145,144
                                                                                                     ------------
              TOTAL INDONESIA                                                                             284,190
                                                                                                     ------------
              ISRAEL (0.3%)
              ALTERNATIVE POWER GENERATION
        167   Ormat Funding Corp.                                       8.25         12/30/20             169,377
                                                                                                     ------------
              JAPAN (4.0%)
              GOVERNMENT OBLIGATIONS
JPY 178,000   Japan (Government of)                                     0.50         06/20/06           1,511,887
    110,000   Japan (Government of)                                     0.50         09/20/06             935,177
                                                                                                     ------------
              TOTAL JAPAN                                                                               2,447,064
                                                                                                     ------------
              LUXEMBOURG (0.2%)
              TELECOMMUNICATIONS
$        30   Telecom Italia Capital SpA                                4.00         11/15/08              29,113
         80   Telecom Italia Capital SpA                                4.00         01/15/10              76,265
                                                                                                     ------------
              TOTAL LUXEMBOURG                                                                            105,378
                                                                                                     ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
              MEXICO (1.5%)
              GOVERNMENT OBLIGATIONS (0.7%)
$        50   United Mexican States Corp.                              6.375%        01/16/13        $     53,250
        265   United Mexican States Corp.                              8.375         01/14/11             302,762
         39   United Mexican States Corp.                              11.50         05/15/26              63,862
         40   United Mexican States Corp. (Series MTN)                  8.30         08/15/31              51,500
                                                                                                     ------------
                                                                                                          471,374
                                                                                                     ------------
              OIL & GAS PRODUCTION (0.6%)
        170   Pemex Project Funding Master Trust - 144A*               5.791**       06/15/10             176,375
         80   Pemex Project Funding Master Trust
               (Issued 11/17/04)                                       10.00         09/15/27             107,000
         30   Pemex Project Funding Master Trust
               (Demand date 03/15/06)####                              10.00         09/15/27              40,237
         20   Pemex Project Funding Master Trust
               (Issued 12/30/04)                                       10.00         09/15/27              26,825
                                                                                                     ------------
                                                                                                          350,437
                                                                                                     ------------
              SPECIALTY TELECOMMUNICATIONS (0.0%)
         40   Satelites Mexicanos SA (c)                              10.125         11/01/04              19,200
                                                                                                     ------------
              TELECOMMUNICATIONS (0.2%)
        100   Axtel SA                                                 11.00         12/15/13             113,500
                                                                                                     ------------
              TOTAL MEXICO                                                                                954,511
                                                                                                     ------------
              NETHERLANDS (0.1%)
              TELECOMMUNICATIONS
         75   Deutsche Telekom International Finance Corp. NV           8.75         06/15/30              95,675
                                                                                                     ------------
              QATAR (0.4%)
              GAS DISTRIBUTORS (0.2%)
        105   Ras Laffan Liquid Natural Gas Co. Ltd. - 144A*           8.294         03/15/14             121,605
                                                                                                     ------------
              GOVERNMENT OBLIGATION (0.2%)
        100   State of Qatar                                            9.75         06/15/30             153,030
                                                                                                     ------------
              TOTAL QATAR                                                                                 274,635
                                                                                                     ------------
              RUSSIA (1.5%)
              GOVERNMENT OBLIGATIONS (1.4%)
         85   Federal Republic of Russia                                5.00         03/31/30              96,167
        110   Federal Republic of Russia                                8.25         03/31/10             117,359
        201   Federal Republic of Russia                               11.00         07/24/18             298,673
        190   Federal Republic of Russia                               12.75         06/24/28             349,059
                                                                                                     ------------
                                                                                                          861,258
                                                                                                     ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
              OIL & GAS PIPELINES (0.1%)
$        75   Gaz Capital                                              8.625%        04/28/34        $     95,250
                                                                                                     ------------
              TOTAL RUSSIA                                                                                956,508
                                                                                                     ------------
              TURKEY (0.7%)
              GOVERNMENT OBLIGATIONS
         70   Citigroup, Inc. - 144A* +++                               0.00         02/23/06             108,967
         90   Republic of Turkey                                       11.00         01/14/13             114,638
        150   Republic of Turkey                                       11.50         01/23/12             191,063
                                                                                                     ------------
              TOTAL TURKEY                                                                                414,668
                                                                                                     ------------
              UNITED KINGDOM (0.1%)
              ADVERTISING/MARKETING SERVICES
         70   WPP Finance (UK) Corp.                                   5.875         06/15/14              71,161
                                                                                                     ------------
              VENEZUELA (0.6%)
              GOVERNMENT OBLIGATIONS
         70   Republic of Venezuela                                     8.50         10/08/14              77,175
        240   Republic of Venezuela                                    9.375         01/13/34             285,000
                                                                                                     ------------
              TOTAL VENEZUELA                                                                             362,175
                                                                                                     ------------
              TOTAL FOREIGN
               (COST $8,776,186)                                                                        8,590,865
                                                                                                     ------------
              UNITED STATES (77.3%)
              CORPORATE BONDS (27.8%)
              AEROSPACE & DEFENSE (0.7%)
        165   K&F Acquisition Inc.                                      7.75         11/15/14             167,475
        100   Northrop Grumman Corp.                                   4.079         11/16/06              99,248
         45   Raytheon Co.                                              8.30         03/01/10              50,449
         78   Systems 2001 Asset Trust - 144A*                         6.664         09/15/13              82,653
                                                                                                     ------------
                                                                                                          399,825
                                                                                                     ------------
              AIR FREIGHT/COURIERS (0.1%)
         30   Fedex Corp.                                               2.65         04/01/07              29,190
         40   Fedex Corp.                                               7.25         02/15/11              43,779
                                                                                                     ------------
                                                                                                           72,969
                                                                                                     ------------
              AIRLINES (0.0%)
         30   Southwest Airlines Co. (Series 01-1)                     5.496         11/01/06              30,143
                                                                                                     ------------
              APPAREL/FOOTWEAR (0.5%)
        125   Levi Strauss & Co.                                       8.804**       04/01/12             126,562
        200   Phillips-Van Heusen Corp.                                 7.25         02/15/11             204,000
                                                                                                     ------------
                                                                                                          330,562
                                                                                                     ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
              APPAREL/FOOTWEAR RETAIL (0.2%)
$        85   Brown Shoe Co., Inc.                                      8.75%        05/01/12        $     89,250
         60   Limited Brands, Inc.                                      6.95         03/01/33              60,914
                                                                                                     ------------
                                                                                                          150,164
                                                                                                     ------------
              AUTO PARTS: O.E.M. (0.7%)
        100   Arvin Meritor, Inc.                                       8.75         03/01/12              96,250
        155   Lear Corp. (Series B)                                     8.11         05/15/09             144,362
        154   TRW Automotive, Inc.                                     9.375         02/15/13             167,475
                                                                                                     ------------
                                                                                                          408,087
                                                                                                     ------------
              BEVERAGES: ALCOHOLIC (0.2%)
        100   FBG Finance Ltd.- 144A*                                  5.125         06/15/15              97,471
                                                                                                     ------------
              BROADCASTING (0.3%)
         65   Lin Television Corp.                                      6.50         05/15/13              62,644
         40   Lin Television Corp. (Series B)                           6.50         05/15/13              38,550
         74   Salem Communications Holdings Corp. (Series B)            9.00         07/01/11              78,347
                                                                                                     ------------
                                                                                                          179,541
                                                                                                     ------------
              BUILDING PRODUCTS (0.3%)
         35   Interface Inc.                                            7.30         04/01/08              35,525
        165   Interface Inc.                                            9.50         02/01/14             165,000
                                                                                                     ------------
                                                                                                          200,525
                                                                                                     ------------
              CABLE/SATELLITE TV (1.4%)
        170   Cablevision Systems Corp. (Series B)                     8.716**       04/01/09             172,550
        116   CCH I LLC - 144A*                                        11.00         10/01/15              98,020
        180   Comcast Cable Communications Inc.                         6.75         01/30/11             190,789
        100   Cox Communications, Inc.                                 4.625         01/15/10              96,893
         95   Echostar DBS Corp.                                       6.375         10/01/11              91,912
         65   Echostar DBS Corp.                                       6.625         10/01/14              62,644
         75   Intelsat Bermuda Ltd. - 144A*                            8.695**       01/15/12              76,594
         60   Renaissance Media Group LLC                              10.00         04/15/08              60,375
                                                                                                     ------------
                                                                                                          849,777
                                                                                                     ------------
              CASINO/GAMING (1.2%)
        840   Aladdin Gaming Holdings/Capital Corp. LLC
               (Series B) (a)(c)(h)                                    13.50         03/01/10                   0
        215   Isle of Capri Casinos                                     7.00         03/01/14             210,700
        335   MGM Mirage Inc.                                           6.00         10/01/09             334,581
        299   Resort At Summerlin LP/Ras Co.(Series B) (a)(c)(h)       13.00^        12/15/07                   0
        165   Station Casinos, Inc.                                     6.00         04/01/12             165,412
         30   Station Casinos, Inc.                                    6.875         03/01/16              30,825
                                                                                                     ------------
                                                                                                          741,518
                                                                                                     ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
              CHEMICALS: MAJOR DIVERSIFIED (0.2%)
$        98   Huntsman ICI Chemicals                                  10.125%        07/01/09        $    101,675
         45   ICI Wilmington Inc.                                      4.375         12/01/08              43,880
                                                                                                     ------------
                                                                                                          145,555
                                                                                                     ------------
              CHEMICALS: SPECIALTY (1.4%)
        161   Equistar Chemical Funding                               10.125         09/01/08             175,490
         35   Equistar Chemical Funding                               10.625         05/01/11              38,675
        100   Innophos Inc. - 144A*                                    8.875         08/15/14             101,250
          2   Innophos Inc. - 144A*                                    12.34^**      02/15/15               1,644
         80   ISP Chemco                                               10.25         07/01/11              85,600
        135   ISP Holdings Inc. (Series B)                            10.625         12/15/09             142,425
         40   Koppers Industry Inc.                                    9.875         10/15/13              43,600
        175   Millennium America, Inc.                                  7.00         11/15/06             178,937
        100   Nalco Co.                                                 7.75         11/15/11             103,250
                                                                                                     ------------
                                                                                                          870,871
                                                                                                     ------------
              COAL (0.1%)
         35   Foundation PA Coal Co.                                    7.25         08/01/14              36,356
                                                                                                     ------------
              CONTAINERS/PACKAGING (0.9%)
        100   Graham Packaging Company Inc.                             8.50         10/15/12              99,000
        150   Graphic Packaging International Corp.                     9.50         08/15/13             144,000
        150   Owens-Illinois, Inc.                                      7.50         05/15/10             153,000
         30   Pliant Corp.                                            11.125         09/01/09              26,850
         75   Pliant Corp.(c)                                          13.00         06/01/10              15,000
        125   Sealed Air Corp. - 144A*                                 5.625         07/15/13             124,270
                                                                                                     ------------
                                                                                                          562,120
                                                                                                     ------------
              DATA PROCESSING SERVICES (0.2%)
        105   Sungard Data Systems Inc. - 144A*                        9.125         08/15/13             109,200
                                                                                                     ------------
              DEPARTMENT STORES (0.1%)
         65   Penny (JC) Co., Inc.                                      7.40         04/01/37              72,944
                                                                                                     ------------
              DRUGSTORE CHAINS (0.1%)
         55   Rite Aid Corp.                                           8.125         05/01/10              56,237
                                                                                                     ------------
              ELECTRIC UTILITIES (2.3%)
         80   AES Corp. (The)                                           7.75         03/01/14              84,300
         11   AES Corp. (The)                                          8.875         02/15/11              11,949
         16   AES Corp. (The)                                          9.375         09/15/10              17,560
         60   AES Corp. (The) - 144A*                                   9.00         05/15/15              66,000
        140   Arizona Public Service Co.                                5.80         06/30/14             144,530
         55   CC Funding Trust I                                        6.90         02/16/07              56,073
         65   Cincinnati Gas & Electric Co.                             5.70         09/15/12              66,808
         60   Consolidated Natural Gas Co.                              5.00         12/01/14              58,314

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
$        60   Consolidated Natural Gas Co. (Series C)                   6.25%        11/01/11        $     62,907
         70   Consumers Energy Co.                                      4.80         02/17/09              69,137
         45   Entergy Gulf States, Inc.                                 3.60         06/01/08              43,297
        100   Entergy Gulf States, Inc.                                 4.81**       12/01/09              97,657
         80   Exelon Corp.                                              6.75         05/01/11              85,265
         30   IPALCO Enterprises, Inc.                                 8.625         11/14/11              32,850
        135   Monongahela Power Co.                                     5.00         10/01/06             134,956
        115   MSW Energy Holdings/Finance                              7.375         09/01/10             118,737
         25   MSW Energy Holdings/Finance                               8.50         09/01/10              26,750
         30   Panhandle Eastern Pipe Line Co. (Series B)                2.75         03/15/07              29,180
         15   PSEG Energy Holdings Inc.                                 7.75         04/16/07              15,600
        100   PSEG Energy Holdings Inc.                                8.625         02/15/08             104,500
         50   Texas Eastern Transmission, LP                            7.00         07/15/32              58,490
         35   Wisconsin Electric Power Co.                              3.50         12/01/07              34,096
                                                                                                     ------------
                                                                                                        1,418,956
                                                                                                     ------------
              ELECTRICAL PRODUCTS (0.4%)
         35   Cooper Industries Inc.                                    5.25         07/01/07              35,161
         45   Cooper Industries Inc. - 144A*                            5.25         11/15/12              45,324
         85   Rayovac Corp.                                             8.50         10/01/13              74,587
        135   Spectrum Brands, Inc.                                    7.375         02/01/15             113,400
                                                                                                     ------------
                                                                                                          268,472
                                                                                                     ------------
              ELECTRONICS/APPLIANCES (0.4%)
        255   Eastman Kodak Co.                                         7.25         11/15/13             245,008
                                                                                                     ------------
              ENVIRONMENTAL SERVICES (0.1%)
         42   Allied Waste North America, Inc.                          9.25         09/01/12              45,675
                                                                                                     ------------
              FINANCE/RENTAL/LEASING (0.6%)
         35   CIT Group, Inc.                                          2.875         09/29/06              34,520
         30   CIT Group, Inc.                                           3.65         11/23/07              29,340
        125   MBNA Corp.                                               4.721**       05/05/08             125,990
        150   Residential Capital Corp.                                6.375         06/30/10             152,565
                                                                                                     ------------
                                                                                                          342,415
                                                                                                     ------------
              FINANCIAL CONGLOMERATES (0.7%)
        120   Chase Manhattan Corp.                                     6.00         02/15/09             123,340
         10   Chase Manhattan Corp.                                     7.00         11/15/09              10,707
         20   Citigroup Inc.                                            5.75         05/10/06              20,073
         45   Citigroup Inc.                                            6.00         02/21/12              47,290
         50   Citigroup Inc.                                           6.625         06/15/32              56,686
         20   General Electric Capital Corp.                            4.25         12/01/10              19,543
        170   General Motors Acceptance Corp.                          6.875         09/15/11             155,207
                                                                                                     ------------
                                                                                                          432,846
                                                                                                     ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
              FOOD RETAIL (0.5%)
$        39   CA FM Lease Trust - 144A*                                 8.50%        07/15/17        $     42,472
        145   Delhaize America, Inc.                                   8.125         04/15/11             158,785
         55   Kroger Co.                                                7.50         04/01/31              61,585
         30   Safeway Inc.                                              7.25         02/01/31              32,469
                                                                                                     ------------
                                                                                                          295,311
                                                                                                     ------------
              FOOD: MAJOR DIVERSIFIED (0.1%)
         35   ConAgra Foods, Inc.                                       7.00         10/01/28              38,137
         25   General Mills Inc.                                       3.875         11/30/07              24,521
         30   Kraft Foods Inc.                                          5.25         06/01/07              30,132
                                                                                                     ------------
                                                                                                           92,790
                                                                                                     ------------
              FOOD: MEAT/FISH/DAIRY (0.8%)
         85   Michael Foods Inc. (Series B)                             8.00         11/15/13              87,550
         90   Pilgrim's Pride Corp.                                    9.625         09/15/11              96,300
         60   PPC Escrow Corp.                                          9.25         11/15/13              64,350
        125   Smithfield Foods Inc.                                     7.00         08/01/11             128,125
         70   Smithfield Foods Inc.                                    7.625         02/15/08              72,625
         20   Smithfield Foods Inc. (Series B)                          8.00         10/15/09              21,200
                                                                                                     ------------
                                                                                                          470,150
                                                                                                     ------------
              FOREST PRODUCTS (0.0%)
          5   Weyerhaeuser Co.                                         6.125         03/15/07               5,074
                                                                                                     ------------
              GAS DISTRIBUTORS (0.7%)
        130   Dynegy Holdings, Inc.                                    6.875         04/01/11             128,700
        130   Dynegy Holdings, Inc. - 144A*                            9.875         07/15/10             143,162
        120   NiSource Finance Corp.                                    4.95**       11/23/09             120,503
         45   Sempra Energy                                            4.621         05/17/07              44,696
                                                                                                     ------------
                                                                                                          437,061
                                                                                                     ------------
              HOME BUILDING (0.3%)
         50   Tech Olympic USA, Inc.                                  10.375         07/01/12              49,437
         50   Tech Olympic USA, Inc.(Issued 11/27/02)                   9.00         07/01/10              50,813
        100   Tech Olympic USA, Inc. (Issued 02/03/03)                  9.00         07/01/10             101,625
                                                                                                     ------------
                                                                                                          201,875
                                                                                                     ------------
              HOME FURNISHINGS (0.2%)
         50   Mohawk Industries, Inc. (Series D)                        7.20         04/15/12              55,178
         40   Tempur-Pedic Inc.                                        10.25         08/15/10              43,450
                                                                                                     ------------
                                                                                                           98,628
                                                                                                     ------------
              HOSPITAL/NURSING MANAGEMENT (0.6%)
         45   HCA, Inc.                                                 6.30         10/01/12              45,450
         85   HCA, Inc.                                                7.875         02/01/11              91,813

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
$        55   Medcath Holdings Corp.                                   9.875%        07/15/12        $     58,300
        115   Tenet Healthcare Corp.                                   7.375         02/01/13             106,663
         65   Tenet Healthcare Corp.                                   9.875         07/01/14              66,138
                                                                                                     ------------
                                                                                                          368,364
                                                                                                     ------------
              HOTELS/RESORTS/CRUISELINES (0.2%)
        120   Hyatt Equities LLC - 144A*                               6.875         06/15/07             122,475
                                                                                                     ------------
              HOUSEHOLD/PERSONAL CARE (0.1%)
         75   Clorox Co. (The)                                         4.614**       12/14/07              75,176
                                                                                                     ------------
              INDUSTRIAL MACHINERY (0.2%)
         50   Goodman Global Holding Company, Inc. - 144A*             7.491**       06/15/12              49,750
         70   Goodman Global Holding Company, Inc. - 144A*             7.875         12/15/12              65,450
                                                                                                     ------------
                                                                                                          115,200
                                                                                                     ------------
              INDUSTRIAL SPECIALTIES (0.3%)
        165   Johnsondiversy, Inc.                                     9.625         05/15/12             166,650
                                                                                                     ------------
              INSURANCE BROKERS/SERVICES (0.8%)
        290   Farmers Exchange Capital - 144A*                          7.05         07/15/28             307,620
        185   Marsh & McLennan Co., Inc.                               5.875         08/01/33             177,682
                                                                                                     ------------
                                                                                                          485,302
                                                                                                     ------------
              MAJOR BANKS (0.1%)
         20   Bank of New York Co., Inc. (The)                          5.20         07/01/07              20,106
         70   Wachovia Corp.                                            4.95         11/01/06              70,019
                                                                                                     ------------
                                                                                                           90,125
                                                                                                     ------------
              MANAGED HEALTH CARE (0.3%)
        135   Health Net, Inc.                                         9.875         04/15/11             157,721
         30   WellPoint Health Networks Inc.                           6.375         06/15/06              30,202
                                                                                                     ------------
                                                                                                          187,923
                                                                                                     ------------
              MEDIA CONGLOMERATES (0.2%)
         55   News America Holdings, Inc.                               7.75         02/01/24              62,177
         30   News America Inc.                                        7.125         04/08/28              32,393
                                                                                                     ------------
                                                                                                           94,570
                                                                                                     ------------
              MEDICAL DISTRIBUTORS (0.1%)
         70   AmerisourceBergen Corp. - 144A*                          5.625         09/15/12              70,350
                                                                                                     ------------
              MEDICAL/NURSING SERVICES (0.4%)
        181   Fresenius Medical Care Capital Trust                     7.875         06/15/11             193,670
         25   Fresenius Medical Care Capital Trust II (Units)~         7.875         02/01/08              25,875
         25   National Nephrology Assoc. Inc. - 144A*                   9.00         11/01/11              27,813
                                                                                                     ------------
                                                                                                          247,358
                                                                                                     ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
              METAL FABRICATIONS (0.1%)
$        60   General Cable Corp.                                       9.50%        11/15/10        $     63,900
                                                                                                     ------------
              MISCELLANEOUS COMMERCIAL SERVICES (0.3%)
         55   Iron Mountain Inc.                                        7.75         01/15/15              55,688
        140   Iron Mountain Inc.                                       8.625         04/01/13             146,650
                                                                                                     ------------
                                                                                                          202,338
                                                                                                     ------------
              MISCELLANEOUS MANUFACTURING (0.3%)
        200   Associated Materials Inc.                                11.25^^       03/01/14              99,000
         70   Propex Fabrics Inc.                                      10.00         12/01/12              62,825
                                                                                                     ------------
                                                                                                          161,825
                                                                                                     ------------
              MOTOR VEHICLES (0.8%)
         55   DaimlerChrysler North American Holdings Co.               8.50         01/18/31              66,743
        605   General Motors Corp.                                     8.375         07/15/33             402,325
                                                                                                     ------------
                                                                                                          469,068
                                                                                                     ------------
              MULTI-LINE INSURANCE (0.5%)
        160   AIG Sun America Global Finance VI - 144A*                 6.30         05/10/11             170,170
         30   American General Finance Corp. (Series MTNH)             4.625         09/01/10              29,389
         45   Hartford Financial Services Group, Inc. (The) (Note 4)   2.375         06/01/06              44,568
         15   International Lease Finance Corp.                         2.95         05/23/06              14,902
         30   International Lease Finance Corp.                         3.75         08/01/07              29,466
                                                                                                     ------------
                                                                                                          288,495
                                                                                                     ------------
              OIL & GAS PIPELINES (0.9%)
         85   Colorado Interstate Gas Co. - 144A*                       6.80         11/15/15              87,276
        140   El Paso Production Holdings                               7.75         06/01/13             145,950
         95   Pacific Energy Partners/Finance                          7.125         06/15/14              98,325
        175   Williams Companies, Inc. (The)                           7.875         09/01/21             190,313
                                                                                                     ------------
                                                                                                          521,864
                                                                                                     ------------
              OIL & GAS PRODUCTION (0.5%)
         75   Hilcorp Energy/Finance - 144A*                            7.75         11/01/15              76,688
         78   Hilcorp Energy/Finance - 144A*                           10.50         09/01/10              86,775
         40   Magnum Hunter Resources, Inc.                             9.60         03/15/12              43,600
        110   Pogo Producing Co. - 144A*                               6.875         10/01/17             107,800
                                                                                                     ------------
                                                                                                          314,863
                                                                                                     ------------
              OIL REFINING/MARKETING (0.3%)
        170   Husky Oil Ltd.                                           8.90          08/15/28             183,190
                                                                                                     ------------
              OILFIELD SERVICES/EQUIPMENT (0.3%)
         50   Hanover Compressor Co.                                   9.00          06/01/14              54,750
         62   Hanover Equipment Trust 2001 A (Series A)                8.50          09/01/08              64,558
         60   Hanover Equipment Trust 2001 B (Series B)                8.75          09/01/11              63,750
                                                                                                     ------------
                                                                                                          183,058
                                                                                                     ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS: MAJOR (0.1%)
$        90   Warner Chilcott Corp. - 144A*                             8.75%        02/01/15        $     83,250
                                                                                                     ------------
              PROPERTY - CASUALTY INSURERS (0.1%)
         85   St. Paul Travelers Companies, Inc. (The)                  5.01         08/16/07              84,993
                                                                                                     ------------
              PUBLISHING: BOOKS/MAGAZINES (0.7%)
         95   Dex Media West/Finance                                   9.875         08/15/13             105,925
         20   Houghton Mifflin Co.                                      8.25         02/01/11              20,750
        130   Houghton Mifflin Co.                                     9.875         02/01/13             139,588
        175   PRIMEDIA, Inc.                                           8.875         05/15/11             162,313
                                                                                                     ------------
                                                                                                          428,576
                                                                                                     ------------
              PUBLISHING: NEWSPAPERS (0.1%)
         45   Knight Ridder, Inc.                                       5.75         09/01/17              38,245
                                                                                                     ------------
              RAILROADS (0.4%)
         22   Burlington North Santa Fe Railway Co.                    4.575         01/15/21              21,234
         70   Norfolk Southern Corp.                                    7.35         05/15/07              72,260
         30   Union Pacific Corp.                                      3.625         06/01/10              28,326
         65   Union Pacific Corp. - 144A*                              5.214         09/30/14              65,035
         30   Union Pacific Corp. (Series MTNE)                         6.79         11/09/07              30,979
                                                                                                     ------------
                                                                                                          217,834
                                                                                                     ------------
              REAL ESTATE INVESTMENT TRUSTS (0.5%)
         24   HMH Properties, Inc. (Series B)                          7.875         08/01/08              24,390
         85   Host Marriott LP                                         6.375         03/15/15              85,213
        210   Host Marriott LP                                         7.125         11/01/13             219,450
                                                                                                     ------------
                                                                                                          329,053
                                                                                                     ------------
              SAVINGS BANKS (0.0%)
         25   Household Finance Corp.                                  4.125         12/15/08              24,428
                                                                                                     ------------
              SPECIALTY STORES (0.4%)
         60   General Nutrition Centers Inc.                            8.50         12/01/10              51,900
        215   Sonic Automotive, Inc.                                   8.625         08/15/13             209,088
                                                                                                     ------------
                                                                                                          260,988
                                                                                                     ------------
              SPECIALTY TELECOMMUNICATIONS (0.5%)
         85   American Tower Corp.                                     7.125         10/15/12              87,975
         90   American Tower Corp.                                      7.50         05/01/12              94,500
        125   Qwest Communications International                        7.84**       02/15/09             127,344
         20   U.S. West Communications Corp.                           5.625         11/15/08              19,900
                                                                                                     ------------
                                                                                                          329,719
                                                                                                     ------------
              TELECOMMUNICATIONS (0.5%)
        130   AT&T Corp.                                                9.75         11/15/31             163,780
        181   Exodus Communications, Inc. (a)(c)(h)                   11.625         07/15/10                   0

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
$       433   Rhythms Netconnections, Inc. (a)(c)(h)                   12.75%        04/15/09        $          0
         60   SBC Communications, Inc.                                  6.15         09/15/34              60,471
         55   Sprint Capital Corp.                                      8.75         03/15/32              73,210
                                                                                                     ------------
                                                                                                          297,461
                                                                                                     ------------
              TOBACCO (0.2%)
        100   RJ Reynolds Tobacco Holdings - 144A*                      6.50         07/15/10             100,000
                                                                                                     ------------
              TRUCKS/CONSTRUCTION/FARM MACHINERY (0.6%)
        175   Caterpillar Financial Services Corp. (Series MTNF)        4.44**       08/20/07             175,382
        122   Manitowoc Inc. (The)                                     10.50         08/01/12             136,030
         60   NMHG Holding Co.                                         10.00         05/15/09              64,200
                                                                                                     ------------
                                                                                                          375,612
                                                                                                     ------------
              WHOLESALE DISTRIBUTORS (0.1%)
         85   Nebraska Book Company, Inc.                              8.625         03/15/12              78,625
                                                                                                     ------------
              WIRELESS TELECOMMUNICATIONS (0.6%)
         75   Rural Cellular Corp.                                     8.991**       03/15/10              77,438
         68   SBA Comminications Corp.                                  8.50         12/01/12              75,820
         89   SBA Communications Corp.                                  9.75^^       12/15/11              82,993
        110   Ubiquitel Operating Co.                                  9.875         03/01/11             122,375
                                                                                                     ------------
                                                                                                          358,626
                                                                                                     ------------
              TOTAL CORPORATE BONDS
               (COST $18,794,114)                                                                      17,087,630
                                                                                                     ------------
              ASSET-BACKED SECURITIES**(17.2%)
              Finance/Rental/Leasing
        360   Ace Securities Corp. 2005-HE4 A2A                        4.489         07/25/35             360,186
        290   Aegis Asset-Backed Securities Trust 2005-3 A1             4.48         08/25/35             290,118
        370   Aegis Asset-Backed Securities Trust 2005-4 1A1            4.49         10/25/35             369,818
        650   American Express Credit Account Master
               Trust 2002-3 A                                          4.479         12/15/09             651,319
        375   Ameriquest Mortgage Securities Inc. 2005-R4 A2B           4.52         07/25/35             375,299
         87   Asset-Backed Funding Certificates 2004-OPT5 A2            4.57         06/25/25              87,243
        650   BA Master Credit Card Trust 2001-A A                     4.489         06/15/08             650,728
        195   Bear Stearns Asset-Backed Securities,
               Inc. 2004-HE5 1A1                                        4.57         08/25/31             194,948
        205   Bear Stearns Asset-Backed Securities,
               Inc. 2005-HE8 A1                                         4.50         08/25/35             205,292
        325   Capital Auto Receivables Asset Trust 2005-1 A3            4.43         04/15/08             325,350
        285   Carrington Mortgage Loan Trust 2005-NC4 A1                4.53         09/25/35             284,873
        201   Countrywide Asset-Backed Certificates 2004-3 3A2          4.58         12/25/32             200,998
        475   Countrywide Asset-Backed Certificates 2005-16 2AF1       4.529         05/25/36             475,000

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
$       268   Credit-Based Asset Servicing and Securities
               2005-CB4 AV1                                             4.48%        08/25/35        $    268,014
        338   Credit-Based Asset Servicing and Securities
               2005-CB5 AV1                                            4.489         08/25/35             337,885
        174   Equifirst Mortgage Loan Trust 2005-1 A1                   4.44         04/25/35             173,972
        300   First Franklin Mortgage Loan Asset-Backed
               Certificates 2005-FF7 A2                                4.479         07/25/35             300,224
        525   GE Capital Credit Card Master Note Trust 2004-1 A        4.419         06/15/10             525,641
        376   GSAMP Trust 2005-HE4 A2A                                  4.50         08/25/35             376,440
        190   GSAMP Trust 2005-HE3 A2A                                  4.47         06/25/35             190,162
        300   Impac CMB Trust 2004-3 1A                                4.629         06/25/34             300,209
        248   Long Beach Mortgage Loan Trust 2005-WL1 2A1               4.49         06/25/35             247,769
        600   MBNA Master Credit Card Trust                            4.509         02/16/10             601,721
        450   Merrill Auto Trust Securitization 2005-1 A2B              4.39         04/25/08             450,314
        147   Merrill Lynch Mortgage Investors, Inc. 2005-SL1 A         4.58         06/25/35             147,152
        230   Novastar Home Equity Loan 2005-1 A2A                      4.50         06/25/35             230,561
        299   Option One Mortgage Loan Trust 2004-3 A3                 4.679         11/25/34             299,844
        199   Park Place Securities Inc. 2005-WCW2 A2A                 4.469         07/25/35             199,541
        267   Securitized Asset-Backed Receivables LLC
               2004-NC3 A2                                              4.77         09/25/34             267,264
        354   Specialty Underwriting & Residential
               Finance - 2004-BC2 A2                                    4.65         05/25/35             355,069
        108   Structured Asset Investment Loan
               Trust 2003-BC13 3A                                       4.72         11/25/33             108,600
        351   Structured Asset Securities Corp. 2005-GEL1 A            4.729         12/25/34             351,168
        152   Structured Asset Securities Corp. 2005-WMC1 A1            4.46         01/25/35             151,808
        220   Terwin Mortgage Trust 2005-8HE A1-144A*                   4.50         07/25/35             219,832
                                                                                                     ------------
              TOTAL ASSET-BACKED SECURITIES
               (COST $10,568,887)                                                                      10,574,362
                                                                                                     ------------
              U.S. GOVERNMENT AGENCIES - MORTGAGE-BACKED
               SECURITIES (7.9%)
              Federal Home Loan Mortgage Corp. (0.4%)
        234                                                             7.50   11/01/29 - 06/01/32        245,949
                                                                                                     ------------
              Federal National Mortgage Assoc. (7.3%)
        735                                                             6.50   07/01/29 - 11/01/33        756,352
      2,725                                                             7.00   04/01/31 - 10/01/35      2,844,967
        231                                                             7.50   02/01/31 - 03/01/32        242,313
        455                                                             8.00   02/01/12 - 06/01/31        485,469
        113                                                             8.50         06/01/30             122,367
                                                                                                     ------------
                                                                                                        4,451,468
                                                                                                     ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
              Government National Mortgage Assoc. (0.2%)
$        97                                                             7.50%  04/15/26 - 08/15/29   $    102,664
         37                                                             8.00   02/15/26 -06/15/26          39,267
                                                                                                     ------------
                                                                                                          141,931
                                                                                                     ------------
              TOTAL U.S. GOVERNMENT AGENCIES - MORTGAGE-BACKED
               SECURITIES
               (COST $4,848,748)                                                                        4,839,348
                                                                                                     ------------
              U.S. GOVERNMENT OBLIGATIONS (21.4%)
              U.S. Treasury Bonds (8.6%)
      2,050                                                            6.125         08/15/29           2,497,718
        565                                                            6.375         08/15/27             700,093
        100                                                            7.625         02/15/25             137,820
        185                                                            8.125         08/15/21             256,753
        460                                                             8.75         05/15/17             631,817
        705   (b)                                                       8.75         08/15/20           1,014,429
                                                                                                     ------------
                                                                                                        5,238,630
                                                                                                     ------------
              U.S. Treasury Notes (7.6%)
      1,000                                                            3.875         02/15/13             969,571
        210   ^^^                                                       4.25         08/15/13             208,182
      3,520                                                             4.25   08/15/13 - 11/15/13      3,487,755
                                                                                                     ------------
                                                                                                        4,665,508
                                                                                                     ------------
              U.S. Treasury Strips (5.2%)
      1,750                                                             0.00         08/15/17           1,031,667
        700                                                             0.00         02/15/06             696,837
      1,900                                                             0.00         08/15/22             880,755
        900                                                             0.00         02/15/25             372,330
        600                                                             0.00         02/15/27             227,265
                                                                                                     ------------
                                                                                                        3,208,854
                                                                                                     ------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
               (COST $12,651,912)                                                                      13,112,992
                                                                                                     ------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (3.0%)
              U.S. GOVERNMENT AGENCIES (1.0%)
        440   Federal Home Loan Mortgage Corp. (0.7%)                   4.53**       09/25/45             439,916
                                                                                                     ------------
              FEDERAL NATIONAL MORTGAGE ASSOC. (0.3%)
        230   IO                                                        6.50         03/01/20              31,024
        412   IO                                                        7.00   03/01/20 - 03/01/35         61,057
        302   IO                                                        8.00         03/01/35              48,479
                                                                                                     ------------
                                                                                                          140,560
                                                                                                     ------------
              Total U.S. Government Agencies                                                              580,476
                                                                                                     ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
              Private Issues (2.0%)
$     1,800   Countrywide Alternative Loan Trust 2005-81 X1 (IO)        0.00%        02/25/37        $    102,094
      2,875   Countrywide Alternative Loan Trust 2005-59R A (IO)        1.11         12/20/35              92,541
      2,575   Countrywide Alternative Loan Trust 2005-58R A (IO)        0.95         12/20/35             130,761
      3,371   Harborview Mortgage Loan Trust 2005-2 X (IO)             1.464         05/19/35              90,321
        250   Washington Mutual 2005-AR19 A1B1                          4.62         12/25/45             250,000
        300   Washington Mutual 2005-AR17 CL A1B1                       4.62         12/25/45             300,000
        271   Washington Mutual 2005-AR15 A1B1                          4.63         11/25/45             270,775
                                                                                                     ------------
              Total Private Issues                                                                      1,236,492
                                                                                                     ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (COST $1,809,232)                                                                        1,816,968
                                                                                                     ------------
              TOTAL UNITED STATES
               (COST $48,672,893)                                                                      47,431,300
                                                                                                     ------------
              TOTAL GOVERNMENT AND CORPORATE BONDS
               (COST $57,449,079)                                                                      56,022,165
                                                                                                     ------------
              CONVERTIBLE BOND (0.2%)
              TELECOMMUNICATION EQUIPMENT
        130   Nortel Networks Corp.
               (COST $125,661)                                          4.25         09/01/08             122,525
                                                                                                     ------------

 NUMBER OF
  SHARES
-----------
              COMMON STOCKS (e)(0.1%)
              CASINO/GAMING (0.0%)
        787   Fitzgeralds Gaming Corp.+ (h)                                                                     0
                                                                                                     ------------
              ELECTRIC UTILITIES (0.0%)
         13   PNM Resources Inc. (d)                                                                          318
          1   SW Acquisition (0.03% Ownership Interest, Acquired 09/22/05)(d)(f)(h)                           250
                                                                                                     ------------
                                                                                                              568
                                                                                                     ------------
              FOOD: SPECIALTY/CANDY (0.0%)
        100   SFAC New Holdings Inc.++ (d)(h)                                                                   0
         18   SFFB New Holdings Inc. (d)(h)                                                                     0
                                                                                                     ------------
                                                                                                                0
                                                                                                     ------------
              MEDICAL/NURSING SERVICES (0.0%)
     34,888   Raintree Healthcare Corp. (d)(h)                                                                  0
                                                                                                     ------------
              RESTAURANTS (0.1%)
     10,137   Catalina Restaurant Group (d)(h)                                                             36,088
                                                                                                     ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                                VALUE
-----------------------------------------------------------------------------------------------------------------
              SPECIALTY TELECOMMUNICATIONS (0.0%)
      1,171   Birch Telecom Inc.# (d) (h)                                                            $         12
     16,679   PFB Telecom NV (Series B) (d) (h)                                                                 0
                                                                                                     ------------
                                                                                                               12
                                                                                                     ------------
              TELECOMMUNICATIONS (0.0%)
        352   Viatel Holdings Bermuda Ltd. (d)                                                                 14
                                                                                                     ------------
              TEXTILES (0.0%)
     11,192   U.S. Leather, Inc. (d) (h)                                                                        0
                                                                                                     ------------
              WIRELESS TELECOMMUNICATIONS (0.0%)
         46   USA Mobility, Inc. (d)                                                                        1,275
      4,516   Vast Solutions, Inc. (Class B1) (d) (h)                                                           0
      4,516   Vast Solutions, Inc. (Class B2) (d) (h)                                                           0
      4,516   Vast Solutions, Inc. (Class B3) (d) (h)                                                           0
                                                                                                     ------------
                                                                                                            1,275
                                                                                                     ------------
              TOTAL COMMON STOCKS
               (COST $2,419,653)                                                                           37,957
                                                                                                     ------------

              NON-CONVERTIBLE PREFERRED STOCK (0.0%)
              RESTAURANTS
         23   Catalina Restaurant Group (Units)~##^ (h)
               (COST $22,531)                                                                              20,511
                                                                                                     ------------

 NUMBER OF                                                                          EXPIRATION
 WARRANTS                                                                              DATE
-----------                                                                         ----------
              WARRANTS (e)(0.0%)
              CASINO/GAMING (0.0%)
      9,000   Aladdin Gaming Enterprises, Inc. - 144A*(h)                            03/10/10                   0
        250   Resort At Summerlin LP - 144A*(h)                                      12/15/07                   0
                                                                                                     ------------
                                                                                                                0
                                                                                                     ------------
              RESTAURANTS (0.0%)
      4,250   Catalina Restaurant Group### (d) (h)                                   07/10/12                   0
                                                                                                     ------------
              TOTAL WARRANTS
               (COST $92)                                                                                       0
                                                                                                     ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                            COUPON         MATURITY
 THOUSANDS                                                             RATE            DATE             VALUE
-----------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (8.2%)
              REPURCHASE AGREEMENT
$     5,053   Joint repurchase agreement account
               (dated 12/30/05; proceeds $5,055,386) (g)
               (COST $5,053,000)                                        4.25%        01/03/06        $  5,053,000
                                                                                                     ------------
              TOTAL INVESTMENTS
               (COST $65,070,016) (i) (j)                                                99.8%         61,256,158
              OTHER ASSETS IN EXCESS OF LIABILITIES                                       0.2             123,442
                                                                                        -----        ------------
              NET ASSETS                                                                100.0%       $ 61,379,600
                                                                                        =====        ============

----------
   IO   INTEREST ONLY SECURITY.
   *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   ** FLOATING RATE SECURITY. RATE SHOWN IS THE RATE IN EFFECT AT DECEMBER 31, 2005.
   +    RESALE IS RESTRICTED; ACQUIRED (12/12/98) AT A COST BASIS OF $3,549.
   ++   RESALE IS RESTRICTED; ACQUIRED (06/10/99) AT A COST BASIS OF $1.
   +++  TURKISH CURRENCY INDEX CREDIT LINKED UNSECURED NOTE.
   ++++ CAPITAL APPRECIATION BOND.
   # RESALE IS RESTRICTED; ACQUIRED (BETWEEN 06/18/98 AND 08/05/99) AT A COST BASIS OF $573,998.
   ##   RESALE IS RESTRICTED; ACQUIRED (05/30/02) AT A COST BASIS OF $22,531.
   ###  RESALE IS RESTRICTED; ACQUIRED (08/27/02) AT A COST BASIS OF $0.
   #### DATE ON WHICH THE PRICIPAL AMOUNT CAN BE RECOVERED THROUGH DEMAND.
   ~ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; BONDS OR PREFERRED STOCK WITH ATTACHED WARRANTS.
   ^    PAYMENT-IN-KIND SECURITY.
   ^^ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE DATE.
   ^^^  SECURITY PURCHASED ON A FORWARD COMMITMENT BASIS.
   (a)  ISSUER IN BANKRUPTCY.
   (b) ALL OR A PORTION OF THESE SECURITIES HAVE BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $24,450.
   (c)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
   (d)  ACQUIRED THROUGH EXCHANGE OFFER.
   (e)  NON-INCOME PRODUCING SECURITIES.
   (f)  RESALE IS RESTRICTED. NO TRANSACTION ACTIVITY DURING THE YEAR.
   (g)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (h) SECURITIES WITH A TOTAL MARKET VALUE EQUAL TO $62,235 HAVE BEEN VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE FUND'S TRUSTEES.
   (i) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $13,611,876 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
   (j) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $65,776,608. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,267,694 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $5,788,144, RESULTING IN NET UNREALIZED DEPRECIATION OF $4,520,450.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2005:

                                                                                            UNREALIZED
NUMBER OF                                DESCRIPTION, DELIVERY        UNDERLYING FACE      APPRECIATION/
CONTRACTS          LONG/SHORT                MONTH AND YEAR           AMOUNT AT VALUE      DEPRECIATION
--------------------------------------------------------------------------------------------------------
    8                 Short           U.S. Treasury Bond 20 Year
                                      March 2006                       $   (913,500)        $ (17,773)
    7                 Short           U.S. Treasury Note 2 Year
                                      March 2006                         (1,436,313)               79
    74                Short           U.S. Treasury Note 5 Year
                                      March 2006                         (7,869,438)          (26,608)
    30                Long            U.S. Treasury Note 10 Year
                                      March 2006                          3,282,188            31,399
                                                                                            ---------
      Net Unrealized Depreciation                                                           $ (12,903)
                                                                                            =========

CURRENCY ABBREVIATIONS:
ARS  Argentina Peso.
JPY  Japanese Yen.

SUMMARY OF INVESTMENTS

LONG-TERM CREDIT ANALYSIS

AAA                    57.5%
AA                      5.0
A                       3.3
BBB                     8.5
BB                      9.9
B                      14.7
NR                      1.1
                      -----
                      100.0%*
                      =====

----------
* DOES NOT INCLUDE OPEN LONG FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $3,282,188 AND UNREALIZED APPRECIATION OF $31,399 AND OPEN SHORT FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $10,219,251 WITH NET UNREALIZED DEPRECIATION OF $44,302.

                        SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

NUMBER OF
 SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------
             COMMON STOCKS (66.6%)
             ADVERTISING/MARKETING SERVICES (0.1%)
     5,181   Live Nation Inc.*                                                             $     67,874
                                                                                           ------------
             AEROSPACE & DEFENSE (1.5%)
    11,300   Northrop Grumman Corp.                                                             679,243
    17,520   Raytheon Co.                                                                       703,428
                                                                                           ------------
                                                                                              1,382,671
                                                                                           ------------
             BEVERAGES: ALCOHOLIC (0.5%)
     8,500   Diageo PLC (ADR) (United Kingdom)                                                  495,550
                                                                                           ------------
             BEVERAGES: NON-ALCOHOLIC (1.0%)
    23,490   Coca-Cola Co. (The)                                                                946,882
                                                                                           ------------
             BIOTECHNOLOGY (0.9%)
    18,000   Chiron Corp.*                                                                      800,280
                                                                                           ------------
             BROADCASTING (1.4%)
    41,450   Clear Channel Communications, Inc.                                               1,303,603
                                                                                           ------------
             CHEMICALS: MAJOR DIVERSIFIED (3.1%)
    54,080   Bayer AG (ADR) (Germany)                                                         2,258,381
    13,860   Dow Chemical Co. (The)                                                             607,345
                                                                                           ------------
                                                                                              2,865,726
                                                                                           ------------
             COMPUTER PROCESSING HARDWARE (0.7%)
    21,450   Hewlett-Packard Co.                                                                614,114
                                                                                           ------------
             DEPARTMENT STORES (0.6%)
    11,200   Kohl's Corp.*                                                                      544,320
                                                                                           ------------
             DISCOUNT STORES (1.0%)
    20,500   Wal-Mart Stores, Inc.                                                              959,400
                                                                                           ------------
             ELECTRIC UTILITIES (2.3%)
    18,170   American Electric Power Co., Inc.                                                  673,925
    10,520   Entergy Corp.                                                                      722,198
    14,000   FirstEnergy Corp.                                                                  685,860
                                                                                           ------------
                                                                                              2,081,983
                                                                                           ------------
             FINANCE/RENTAL/LEASING (1.6%)
    18,750   Freddie Mac                                                                      1,225,312
     8,700   MBNA Corp.                                                                         236,205
                                                                                           ------------
                                                                                              1,461,517
                                                                                           ------------
             FINANCIAL CONGLOMERATES (4.8%)
    34,650   Citigroup, Inc.                                                                  1,681,564
    53,796   JPMorgan Chase & Co.                                                             2,135,163
    11,970   State Street Corp.                                                                 663,617
                                                                                           ------------
                                                                                              4,480,344
                                                                                           ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------
             FOOD: MAJOR DIVERSIFIED (1.6%)
    21,780   Unilever N.V. (ADR) (NY Registered Shares) (Netherlands)                      $  1,495,633
                                                                                           ------------
             FOOD: SPECIALTY/CANDY (0.7%)
    16,800   Cadbury Schweppes PLC (ADR) (United Kingdom)                                       643,272
                                                                                           ------------
             HOUSEHOLD/PERSONAL CARE (0.7%)
     5,300   Avon Products, Inc.                                                                151,315
     8,650   Procter & Gamble Co. (The)                                                         500,662
                                                                                           ------------
                                                                                                651,977
                                                                                           ------------
             INDUSTRIAL CONGLOMERATES (3.5%)
    44,890   General Electric Co.                                                             1,573,394
    14,020   Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)                                        565,987
    12,840   Siemens AG (ADR) (Germany)                                                       1,098,976
                                                                                           ------------
                                                                                              3,238,357
                                                                                           ------------
             INSURANCE BROKERS/SERVICES (0.8%)
    22,900   Marsh & McLennan Companies, Inc.                                                   727,304
                                                                                           ------------
             INTEGRATED OIL (3.6%)
    14,620   BP PLC (ADR) (United Kingdom)                                                      938,896
    16,170   ConocoPhillips                                                                     940,771
     7,000   Exxon Mobil Corp.                                                                  393,190
    17,110   Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)                           1,052,094
                                                                                           ------------
                                                                                              3,324,951
                                                                                           ------------
             INVESTMENT BANKS/BROKERS (3.3%)
     3,300   Goldman Sachs Group Inc. (The)                                                     421,443
    25,270   Merrill Lynch & Co., Inc.                                                        1,711,537
    65,640   Schwab (Charles) Corp. (The)                                                       962,939
                                                                                           ------------
                                                                                              3,095,919
                                                                                           ------------
             LIFE/HEALTH INSURANCE (0.3%)
    17,800   Aegon N.V. (NY Registered Shares) (Netherlands)                                    290,496
                                                                                           ------------
             MAJOR BANKS (1.8%)
    21,450   Bank of America Corp.                                                              989,917
    11,490   PNC Financial Services Group                                                       710,427
                                                                                           ------------
                                                                                              1,700,344
                                                                                           ------------
             MAJOR TELECOMMUNICATIONS (3.6%)
    27,120   France Telecom S.A. (ADR) (France)                                                 673,661
    63,157   Sprint Nextel Corp.                                                              1,475,348
    38,040   Verizon Communications Inc.                                                      1,145,765
                                                                                           ------------
                                                                                              3,294,774
                                                                                           ------------
             MANAGED HEALTH CARE (1.2%)
     9,920   CIGNA Corp.                                                                      1,108,064
                                                                                           ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------
             MEDIA CONGLOMERATES (3.6%)
    40,810   Disney (Walt) Co. (The)                                                       $    978,216
    91,360   Time Warner, Inc.                                                                1,593,318
    23,400   Viacom Inc. (Class B) (Non-Voting)                                                 762,840
                                                                                           ------------
                                                                                              3,334,374
                                                                                           ------------
             MEDICAL SPECIALTIES (1.2%)
    10,000   Applera Corp. - Applied Biosystems Group                                           265,600
     9,560   Bausch & Lomb, Inc.                                                                649,124
     8,800   Boston Scientific Corp.*                                                           215,512
                                                                                           ------------
                                                                                              1,130,236
                                                                                           ------------
             MOTOR VEHICLES (0.6%)
    19,740   Honda Motor Co., Ltd. (ADR) (Japan)                                                571,868
                                                                                           ------------
             MULTI-LINE INSURANCE (0.7%)
     7,470   Hartford Financial Services Group, Inc. (The) (Note 4)                             641,598
                                                                                           ------------
             OIL REFINING/MARKETING (0.4%)
     6,700   Valero Energy Corp.                                                                345,720
                                                                                           ------------
             OILFIELD SERVICES/EQUIPMENT (1.4%)
    13,380   Schlumberger Ltd. (Netherlands Antilles)                                         1,299,867
                                                                                           ------------
             PACKAGED SOFTWARE (1.3%)
    70,370   Symantec Corp.*                                                                  1,231,475
                                                                                           ------------
             PHARMACEUTICALS: MAJOR (8.8%)
    66,620   Bristol-Myers Squibb Co.                                                         1,530,928
    12,190   GlaxoSmithKline PLC (ADR) (United Kingdom)                                         615,351
    18,460   Lilly (Eli) & Co.                                                                1,044,651
    21,720   Roche Holdings Ltd. (ADR) (Switzerland)                                          1,642,032
    17,200   Sanofi-Aventis (ADR) (France)                                                      755,080
    73,810   Schering-Plough Corp.                                                            1,538,939
    22,980   Wyeth                                                                            1,058,689
                                                                                           ------------
                                                                                              8,185,670
                                                                                           ------------
             PRECIOUS METALS (1.2%)
    21,420   Newmont Mining Corp.                                                             1,143,828
                                                                                           ------------
             PROPERTY - CASUALTY INSURERS (3.0%)
     2,500   ACE Ltd. (Cayman Islands)                                                          133,600
    10,750   Chubb Corp. (The)                                                                1,049,737
    26,026   St. Paul Travelers Companies, Inc. (The)                                         1,162,581
     6,300   XL Capital Ltd. (Class A) (Cayman Islands)                                         424,494
                                                                                           ------------
                                                                                              2,770,412
                                                                                           ------------
             RESTAURANTS (0.4%)
     9,830   McDonald's Corp.                                                                   331,468
                                                                                           ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS (1.6%)
    32,840   Intel Corp.                                                                   $    819,686
    52,580   Micron Technology, Inc.*                                                           699,840
                                                                                           ------------
                                                                                              1,519,526
                                                                                           ------------
             SPECIALTY STORES (0.3%)
     7,900   Office Depot, Inc.*                                                                248,060
                                                                                           ------------
             TELECOMMUNICATION EQUIPMENT (0.6%)
    23,380   Motorola, Inc.                                                                     528,154
                                                                                           ------------
             TOBACCO (0.9%)
    11,580   Altria Group, Inc.                                                                 865,258
                                                                                           ------------
             TOTAL COMMON STOCKS
              (COST $49,825,113)                                                             61,722,869
                                                                                           ------------

PRINCIPAL
AMOUNT IN                                                            COUPON     MATURITY
THOUSANDS                                                             RATE        DATE
----------                                                          --------    --------
             CORPORATE BONDS (8.0%)
             ADVERTISING/MARKETING SERVICES (0.0%)
$       45   WPP Finance (UK) Corp. (United Kingdom)                 5.875%     06/15/14         45,746
                                                                                           ------------
             AEROSPACE & DEFENSE (0.2%)
        55   Northrop Grumman Corp.                                  4.079      11/16/06         54,587
        10   Raytheon Co.                                             6.15      11/01/08         10,385
        25   Raytheon Co.                                             8.30      03/01/10         28,027
       102   Systems 2001 Asset Trust - 144A**
              (Cayman Islands)                                       6.664      09/15/13        109,102
                                                                                           ------------
                                                                                                202,101
                                                                                           ------------
             AIR FREIGHT/COURIERS (0.1%)
        50   Fedex Corp.                                              2.65      04/01/07         48,650
                                                                                           ------------
             AIRLINES (0.2%)
       104   America West Airlines, Inc. (Series 01-1)                7.10      04/02/21        111,202
        45   Southwest Airlines Co. (Series 01-1)                    5.496      11/01/06         45,214
                                                                                           ------------
                                                                                                156,416
                                                                                           ------------
             APPAREL/FOOTWEAR RETAIL (0.1%)
        45   Limited Brands, Inc.                                     6.95      03/01/33         45,685
                                                                                           ------------
             BEVERAGES: ALCOHOLIC (0.1%)
        70   FBG Finance Ltd. - 144A**(Australia)                    5.125      06/15/15         68,230
        70   Miller Brewing Co. - 144A**                              4.25      08/15/08         68,739
                                                                                           ------------
                                                                                                136,969
                                                                                           ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                            COUPON     MATURITY
THOUSANDS                                                             RATE        DATE        VALUE
-------------------------------------------------------------------------------------------------------
             CABLE/SATELLITE TV (0.2%)
$       10   Comcast Cable Communications Inc.                        6.75%     01/30/11   $     10,599
        10   Comcast Corp.                                           7.625      02/15/08         10,476
        60   Cox Communications, Inc.                                4.625      01/15/10         58,136
        55   TCI Communications, Inc.                                7.875      02/15/26         63,653
                                                                                           ------------
                                                                                                142,864
                                                                                           ------------
             CASINO/GAMING (0.1%)
        90   Harrah's Operating Co., Inc.                            5.625      06/01/15         88,577
                                                                                           ------------
             CHEMICALS: MAJOR DIVERSIFIED (0.0%)
        40   ICI Wilmington Inc.                                     4.375      12/01/08         39,004
                                                                                           ------------
             CONTAINERS/PACKAGING (0.1%)
        90   Sealed Air Corp. - 144A**                               5.625      07/15/13         89,474
                                                                                           ------------
             DRUGSTORE CHAINS (0.2%)
       180   CVS Corp.                                               5.625      03/15/06        180,218
                                                                                           ------------
             ELECTRIC UTILITIES (1.0%)
        70   Ameren Corp.                                            4.263      05/15/07         69,020
        70   Arizona Public Service Co.                               5.80      06/30/14         72,265
        20   Arizona Public Service Co.                               6.75      11/15/06         20,267
        60   Carolina Power & Light Co.                              5.125      09/15/13         59,935
        75   CC Funding Trust I                                       6.90      02/16/07         76,463
        35   Cincinnati Gas & Electric Co.                            5.70      09/15/12         35,974
        30   Consolidated Natural Gas Co. (Series A)                  5.00      12/01/14         29,157
        60   Consolidated Natural Gas Co. (Series C)                  6.25      11/01/11         62,907
        45   Consumers Energy Co.                                     4.80      02/17/09         44,445
        60   Detroit Edison Co. (The)                                6.125      10/01/10         62,652
        30   Entergy Gulf States, Inc.                                3.60      06/01/08         28,865
        45   Entergy Gulf States, Inc.                                4.81      12/01/09         43,946
        40   Exelon Corp.                                             6.75      05/01/11         42,632
        95   FPL Group Capital Inc.                                   3.25      04/11/06         94,632
        30   Pacific Gas & Electric Co.                               6.05      03/01/34         31,155
        15   Panhandle Eastern Pipe Line Co. (Series B)               2.75      03/15/07         14,590
        45   Public Service Electric & Gas Co. (Series MTNB)          5.00      01/01/13         44,553
        35   Texas Eastern Transmission, LP                           7.00      07/15/32         40,943
        25   Wisconsin Electric Power Co.                             3.50      12/01/07         24,354
                                                                                           ------------
                                                                                                898,755
                                                                                           ------------
             ELECTRICAL PRODUCTS (0.1%)
        70   Cooper Industries Inc.                                   5.25      07/01/07         70,322
        40   Cooper Industries Inc. - 144A**                          5.25      11/15/12         40,288
                                                                                           ------------
                                                                                                110,610
                                                                                           ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                            COUPON     MATURITY
THOUSANDS                                                             RATE        DATE        VALUE
-------------------------------------------------------------------------------------------------------
             ELECTRONICS/APPLIANCES (0.0%)
$       40   LG Electronics Inc. - 144A**(South Korea)                5.00%     06/17/10   $     39,208
                                                                                           ------------
             FINANCE/RENTAL/LEASING (0.7%)
        55   CIT Group, Inc.                                         2.875      09/29/06         54,246
        95   Countrywide Home Loans, Inc. (Series MTN)                3.25      05/21/08         91,277
       150   MBNA Corp.                                              6.125      03/01/13        159,294
        95   Nationwide Building Society - 144A**
              (United Kingdom)                                        4.25      02/01/10         92,657
       135   Residential Capital Corp.                               6.375      06/30/10        137,308
        45   SLM Corp.                                                4.00      01/15/10         43,316
        80   SLM Corp. (Series MTNA)                                  5.00      10/01/13         79,195
                                                                                           ------------
                                                                                                657,293
                                                                                           ------------
             FINANCIAL CONGLOMERATES (0.6%)
       105   Bank One Corp. (Series MTNA)                             6.00      02/17/09        107,622
        95   Chase Manhattan Corp.                                    6.00      02/15/09         97,644
        65   Citigroup Inc.                                          5.625      08/27/12         67,089
        60   Citigroup Inc.                                           5.75      05/10/06         60,220
        90   Citigroup Inc.                                           6.00      02/21/12         94,580
        40   General Electric Capital Corp.                           4.25      12/01/10         39,087
        10   General Electric Capital Corp. (Series MTNA)            5.875      02/15/12         10,444
       100   General Electric Capital Corp. (Series MTNA)             6.75      03/15/32        117,775
                                                                                           ------------
                                                                                                594,461
                                                                                           ------------
             FOOD RETAIL (0.1%)
        85   Kroger Co.                                               7.50      04/01/31         95,176
        25   Safeway Inc.                                             7.25      02/01/31         27,058
                                                                                           ------------
                                                                                                122,234
                                                                                           ------------
             FOOD: MAJOR DIVERSIFIED (0.1%)
        10   Conagra, Inc.                                            8.25      09/15/30         12,388
        20   Conagra, Inc.                                            7.00      10/01/28         21,792
        40   Heinz (H.J.) Co. - 144A**                               6.428      12/01/08         41,118
        25   Kraft Foods Inc.                                         5.25      06/01/07         25,110
                                                                                           ------------
                                                                                                100,408
                                                                                           ------------
             FOREST PRODUCTS (0.0%)
         5   Weyerhaeuser Co.                                        6.125      03/15/07          5,074
                                                                                           ------------
             GAS DISTRIBUTORS (0.2%)
        45   NiSource Finance Corp.                                   4.95      11/23/09         45,189
        65   Ras Laffan Liquid Natural Gas Co. Ltd. - 144A**
              (Qatar)                                                8.294      03/15/14         75,279
        45   Sempra Energy                                           4.621      05/17/07         44,696
                                                                                           ------------
                                                                                                165,164
                                                                                           ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                            COUPON     MATURITY
THOUSANDS                                                             RATE        DATE        VALUE
-------------------------------------------------------------------------------------------------------
             HOME FURNISHINGS (0.0%)
$       35   Mohawk Industries, Inc. (Series D)                       7.20%     04/15/12   $     38,624
                                                                                           ------------
             HOTELS/RESORTS/CRUISELINES (0.1%)
        70   Hyatt Equities LLC - 144A**                             6.875      06/15/07         71,444
                                                                                           ------------
             HOUSEHOLD/PERSONAL CARE (0.1%)
        85   Clorox Co. (The)                                        4.614      12/14/07         85,200
                                                                                           ------------
             INDUSTRIAL CONGLOMERATES (0.1%)
        50   Textron Financial Corp.                                 4.125      03/03/08         49,256
                                                                                           ------------
             INSURANCE BROKERS/SERVICES (0.3%)
       200   Farmers Exchange Capital - 144A**                        7.05      07/15/28        212,152
       110   Marsh & McLennan Companies, Inc.                        5.375      07/15/14        108,447
                                                                                           ------------
                                                                                                320,599
                                                                                           ------------
             INVESTMENT BANKS/BROKERS (0.0%)
        30   Goldman Sachs Group Inc. (The)                           6.60      01/15/12         32,266
                                                                                           ------------
             MAJOR BANKS (0.1%)
        30   Bank of New York Co., Inc. (The)                         5.20      07/01/07         30,159
        55   HSBC Finance Corp.                                       6.75      05/15/11         59,091
                                                                                           ------------
                                                                                                 89,250
                                                                                           ------------
             MAJOR TELECOMMUNICATIONS (0.6%)
        75   Deutsche Telekom International Finance Corp. NV
              (Netherlands)                                           8.75      06/15/30         95,675
        70   France Telecom S.A. (France)                             8.50      03/01/31         93,682
        45   SBC Communications, Inc.                                 6.15      09/15/34         45,353
        15   Sprint Capital Corp.                                     8.75      03/15/32         19,966
        60   Telecom Italia Capital SA (Luxembourg)                   4.00      01/15/10         57,199
        45   Telecom Italia Capital SA (Luxembourg)                   4.00      11/15/08         43,670
       160   Verizon New England Inc.                                 6.50      09/15/11        164,320
                                                                                           ------------
                                                                                                519,865
                                                                                           ------------
             MANAGED HEALTH CARE (0.1%)
        60   WellPoint Health Networks Inc.                          6.375      06/15/06         60,404
         5   WellPoint Inc.                                           3.75      12/14/07          4,891
                                                                                           ------------
                                                                                                 65,295
                                                                                           ------------
             MEDIA CONGLOMERATES (0.1%)
        30   News America Holdings, Inc.                              7.75      02/01/24         33,915
        15   News America Inc.                                        7.28      06/30/28         16,448
                                                                                           ------------
                                                                                                 50,363
                                                                                           ------------
             MOTOR VEHICLES (0.0%)
        35   DaimlerChrysler North American Holdings Co.              8.50      01/18/31         42,473
                                                                                           ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                            COUPON     MATURITY
THOUSANDS                                                             RATE        DATE        VALUE
-------------------------------------------------------------------------------------------------------
             MULTI-LINE INSURANCE (0.4%)
$      180   AIG Sun America Global Finance VI - 144A**               6.30%     05/10/11   $    191,441
        80   American General Finance Corp. (Series MTNH)            4.625      09/01/10         78,370
        20   AXA Financial Inc.                                       6.50      04/01/08         20,735
        30   Hartford Financial Services Group, Inc. (The) (Note 4)  2.375      06/01/06         29,712
        30   International Lease Finance Corp.                        3.75      08/01/07         29,466
                                                                                           ------------
                                                                                                349,724
                                                                                           ------------
             OIL & GAS PRODUCTION (0.2%)
        20   Pemex Project Funding Master Trust                      7.375      12/15/14         22,270
       165   Pemex Project Funding Master Trust                      8.625      02/01/22        203,775
                                                                                           ------------
                                                                                                226,045
                                                                                           ------------
             OTHER METALS/MINERALS (0.1%)
        60   Brascan Corp. (Canada)                                  7.125      06/15/12         65,496
                                                                                           ------------
             PROPERTY - CASUALTY INSURERS (0.5%)
       200   Mantis Reef Ltd. - 144A**(Australia)                    4.692      11/14/08        196,635
        55   Platinum Underwriters Finance Holdings, Ltd.            6.371      11/16/07         55,204
        45   Platinum Underwriters Finance Holdings, Ltd.             7.50      06/01/17         45,946
        70   St. Paul Travelers Companies, Inc. (The)                 5.01      08/16/07         69,994
       100   XLLIAC Global Funding - 144A**                           4.80      08/10/10         98,840
                                                                                           ------------
                                                                                                466,619
                                                                                           ------------
             PUBLISHING: NEWSPAPERS (0.0%)
        45   Knight Ridder, Inc.                                      5.75      09/01/17         38,245
                                                                                           ------------
             PULP & PAPER (0.1%)
        50   Sappi Papier Holding AG - 144A**(Austria)                6.75      06/15/12         47,811
                                                                                           ------------
             RAILROADS (0.2%)
        39   Burlington North Santa Fe Railway Co.                   4.575      01/15/21         38,222
        45   Burlington North Santa Fe Railway Co.                   6.125      03/15/09         46,576
        45   Norfolk Southern Corp.                                   7.35      05/15/07         46,453
        35   Union Pacific Corp.                                     6.625      02/01/08         36,165
        10   Union Pacific Corp.                                      6.65      01/15/11         10,663
        25   Union Pacific Corp. (Series MTNE)                        6.79      11/09/07         25,816
                                                                                           ------------
                                                                                                203,895
                                                                                           ------------
             REAL ESTATE DEVELOPMENT (0.2%)
       164   World Financial Properties - 144A**
             (Series 1996 WFP- B)                                     6.91      09/01/13        172,884
                                                                                           ------------
             REAL ESTATE INVESTMENT TRUSTS (0.1%)
        10   EOP Operating L.P.                                       4.75      03/15/14          9,466
        25   EOP Operating L.P.                                      6.763      06/15/07         25,528
        10   EOP Operating L.P.                                      7.875      07/15/31         11,836
                                                                                           ------------
                                                                                                 46,830
                                                                                           ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                            COUPON         MATURITY
THOUSANDS                                                             RATE            DATE             VALUE
----------------------------------------------------------------------------------------------------------------
             REGIONAL BANKS (0.1%)
$      110   Marshall & Ilsley Bank (Series BKNT)                     3.80%         02/08/08        $    107,977
                                                                                                    ------------
             SAVINGS BANKS (0.3%)
        40   Household Finance Corp.                                 4.125          12/15/08              39,085
        20   Household Finance Corp.                                 5.875          02/01/09              20,454
        15   Household Finance Corp.                                 6.375          10/15/11              15,875
        65   Household Finance Corp.                                  6.40          06/17/08              67,094
        55   Washington Mutual Bank                                   5.50          01/15/13              55,940
        45   Washington Mutual Inc.                                   8.25          04/01/10              50,151
                                                                                                    ------------
                                                                                                         248,599
                                                                                                    ------------
             TRUCKS/CONSTRUCTION/FARM MACHINERY (0.1%)
        20   Caterpillar Financial Services Corp. (Series MTNF)      3.625          11/15/07              19,569
        80   Caterpillar Financial Services Corp. (Series MTNF)       4.44          08/20/07              80,175
                                                                                                    ------------
                                                                                                          99,744
                                                                                                    ------------
             WIRELESS TELECOMMUNICATIONS (0.1%)
        70   Vodafone Group PLC (United Kingdom)                      4.61          12/28/07              70,023
                                                                                                    ------------
             TOTAL CORPORATE BONDS
              (COST $7,241,695)                                                                        7,377,438
                                                                                                    ------------
             FOREIGN GOVERNMENT OBLIGATIONS (0.1%)
        50   United Mexican States (Mexico)                          8.375          01/14/11              57,125
        45   United Mexican States (Mexico) (Series MTN)              8.30          08/15/31              57,937
                                                                                                    ------------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
              (COST $108,261)                                                                            115,062
                                                                                                    ------------
             U.S. GOVERNMENT AGENCIES & OBLIGATIONS (13.2%)
             U.S. Treasury Bonds
        50                                                           6.125          08/15/29              60,920
       410                                                           6.375          08/15/27             508,032
     1,540                                                           7.625          02/15/25           2,122,434
       740                                                           8.125    8/15/19 - 08/15/21       1,020,831
       200                                                            8.50          02/15/20             280,625
       425                                                            8.75          08/15/20             611,535

             U.S. Treasury Notes
       210                                                           1.625          02/28/06             209,278
     1,025                                                           3.875          02/15/13             993,810
     2,225                                                            4.25    8/15/13 - 11/15/13       2,205,251
     2,460   ++                                                       4.25          08/15/13           2,438,709
        90                                                           4.625          05/15/06              90,120
       750                                                            5.00          02/15/11             772,706

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                            COUPON         MATURITY
THOUSANDS                                                             RATE            DATE             VALUE
----------------------------------------------------------------------------------------------------------------
             U.S. Treasury Strips
$      425                                                            0.00%         02/15/27        $    160,979
     1,860                                                            0.00          02/15/25             769,235
                                                                                                    ------------
             TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
              (COST $11,918,413)                                                                      12,244,465
                                                                                                    ------------
             MORTGAGE-BACKED SECURITIES (2.9%)
             Federal Home Loan Mortgage Corp.
       225                                                            6.50         03/01/33              231,395
         1                                                            7.50         08/01/30                1,472
       230   Federal Home Loan Mortgage Corp. (Gold)                  7.50    09/01/25 - 06/01/32        241,661

             Federal National Mortgage Assoc.
       148   (ARM)                                                    4.10         07/01/33              148,694
       239                                                            6.50         01/01/32              245,939
     1,265                                                            7.00    05/01/31 - 08/01/35      1,321,151
       100                                                            7.50    08/01/29 - 01/01/31        105,160
       281                                                            8.00    12/01/28 - 01/01/32        300,407
        62   Government National Mortgage Assoc.                      7.50    08/15/23 - 10/15/29         65,524
                                                                                                    ------------
             TOTAL MORTGAGE-BACKED SECURITIES
              (COST $2,667,625)                                                                        2,661,403
                                                                                                    ------------
             ASSET-BACKED SECURITIES (5.3%)
             FINANCE/RENTAL/LEASING
       150   American Express Credit Account Master Trust
              2002-3 A                                               4.479+        12/15/09              150,304
       300   American Express Credit Account Master Trust
              2003-3 A                                               4.479+        11/15/10              300,856
       175   Banc of America Securities Auto Trust
              2005-WF1 A3                                             3.99         08/18/09              172,984
       100   Capital Auto Receivables Asset Trust 2004-2 A            3.35         02/15/08               98,786
       175   Capital Auto Receivables Asset Trust 2005-1 A4           4.05         07/15/09              173,184
       150   Caterpillar Financial Asset Trust 2005-A A3              3.90         02/25/09              148,272
       215   Chase Credit Card Master Trust 2001-4 A                  5.50         11/17/08              215,982
        75   CIT Equipment Collateral 2004-EF1 A3                     3.50         09/20/08               73,917
       100   CNH Equipment Trust 2005-A A3                            4.02         04/15/09               98,969
       225   CNH Equipment Trust 2005-B A3                            4.27         01/15/10              222,769
       125   Daimler Chrysler Auto Trust 2005-B A3                    4.04         09/08/09              123,682
       125   Ford Credit Auto Owner Trust 2005B A3                    4.17         01/15/09              124,091
       150   GE Dealer Floorplan Master Note Trust 2004-1 A           4.42+        07/20/08              150,108
       175   GE Equipment Small Ticket LLC -2005-2A                   4.88         10/22/09              175,027
       200   Harley-Davidson Motorcycle Trust 2005-1 A2               3.76         12/17/12              196,194
       125   Harley-Davidson Motorcycle Trust 2005-2 A2               4.07         02/15/12              123,168

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                            COUPON         MATURITY
THOUSANDS                                                             RATE            DATE             VALUE
----------------------------------------------------------------------------------------------------------------
$      100   Hertz Vehicle Financing LLC 2005-2A                      4.93%        02/25/10         $    100,250
       100   Honda Auto Receivables Owner Trust 2005-2 A3             3.93         01/15/09               98,896
       150   Honda Auto Receivables Owner Trust 2005-3 A3             3.87         04/20/09              147,955
       125   Honda Auto Receivables Owner Trust 2005-6 A3             4.85         10/19/09              125,208
       100   Hyundai Auto Receivables Trust 2005-A A3                 3.98         11/16/09               98,668
       100   MBNA Master Credit Card Trust 1999-B A                   5.90         08/15/11              103,382
       200   Merrill Auto Trust Securitization 2005-1 A3              4.10         08/25/09              197,830
       125   National City Auto Receivables Trust 2004-A A4           2.88         05/15/11              120,517
       175   Nissan Auto Receivables Owner Trust 2005-B A3            3.99         07/15/09              173,073
        50   TXU Electric Delivery Transition Bond Co. LLC
              2004-1 A2                                               4.81         11/17/14               49,550
       200   USAA Auto Owner Trust 2004-2 A-4                         3.58         02/15/11              196,162
       200   USAA Auto Owner Trust 2004-3 A3                          3.16         02/17/09              197,283
       125   USAA Auto Owner Trust 2005-1 A3                          3.90         07/15/09              123,646
       125   Volkswagen Auto Lease Trust 2005-A A3                    3.82         05/20/08              123,822
       175   Volkswagen Auto Loan Enhanced Trust                      4.80         07/20/09              175,047
        75   Wachovia Auto Owner Trust 2004-B A3                      2.91         04/20/09               73,920
        75   Wachovia Auto Owner Trust 2005-A A3                      4.06         09/21/09               74,220
       125   Wachovia Auto Owner Trust 2005-B A3                      4.79         04/20/10              125,000
        75   World Omni Auto Receivables Trust 2004-A A3              3.29         11/12/08               74,207
                                                                                                    ------------
             TOTAL ASSET-BACKED SECURITIES
              (COST $4,958,824)                                                                        4,926,929
                                                                                                    ------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)
       196   Freddie Mac Whole Loan 2005-S001-2 A2                    4.53+        09/25/45              195,518
       386   Fannie Mae 2005-68 X1 (IO)                               6.00         08/25/35              116,609
                                                                                                    ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (COST $263,450)                                                                            312,127
                                                                                                    ------------
             SHORT-TERM INVESTMENTS (6.0%)
             REPURCHASE AGREEMENT (5.9%)
     5,415   Joint repurchase agreement account
              (dated 12/30/05; proceeds $5,417,557) (b)
              (COST $5,415,000)                                       4.25         01/03/06            5,415,000
                                                                                                    ------------
             U.S. GOVERNMENT AGENCY & OBLIGATION (a)(0.1%)
       100   U.S. Treasury Bills***(COST $99,897)                     3.35         01/12/06               99,897
                                                                                                    ------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $5,514,897)                                                                        5,514,897
                                                                                                    ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
              (COST $82,498,278) (c)(d)                                           102.4%            $ 94,875,190
             LIABILITIES IN EXCESS OF OTHER ASSETS                                 (2.4)              (2,241,819)
                                                                                  -----             ------------
             NET ASSETS                                                           100.0%            $ 92,633,371
                                                                                  =====             ============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
   ARM  ADJUSTABLE RATE MORTGAGE.
   IO   INTEREST-ONLY SECURITY.
   *    NON-INCOME PRODUCING SECURITY.
   **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   *** A PORTION OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN AN AMOUNT EQUAL TO $15,180.
   + FLOATING RATE SECURITY, RATE SHOWN IS THE RATE IN EFFECT AT DECEMBER 31, 2005.
   ++   SECURITY PURCHASED ON A FORWARD COMMITMENT BASIS.
   (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $5,868,527, IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
   (d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $83,637,402. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $13,398,766 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,160,978, RESULTING IN NET UNREALIZED APPRECIATION OF $11,237,788.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2005:

                                                                                           UNREALIZED
NUMBER OF                             DESCRIPTION, DELIVERY          UNDERLYING FACE      APPRECIATION/
CONTRACTS          LONG/SHORT             MONTH AND YEAR             AMOUNT AT VALUE      DEPRECIATION
-------------------------------------------------------------------------------------------------------
    7                Short         U.S. Treasury Bond 20 Year,
                                   March 2006                         $   (799,312)       $ (15,496)
    1                Long          U.S. Treasury Note 10 Year,
                                   March 2006                              109,406            1,388
   20                Short         U.S. Treasury Note 5 Year,
                                   March 2006                           (2,126,875)         (10,709)
    2                Short         U.S. Treasury Note 2 Year,
                                   March 2006                             (410,375)             245
                                                                                          ---------
    Net Unrealized Depreciation                                                           $ (24,572)
                                                                                          =========

SUMMARY OF INVESTMENTS

                                                          PERCENT OF
TYPE OF INVESTMENT                           VALUE        NET ASSETS
---------------------------------------------------------------------
Common Stocks                            $ 61,722,869        66.6%
U.S. Government Agencies & Obligations     12,244,465        13.2
Corporate Bonds                             7,377,438         8.0
Short-Term Investments                      5,514,897         6.0
Asset-Backed Securities                     4,926,929         5.3
Mortgage-Backed Securities                  2,661,403         2.9
Collateralized Mortgage Obligations           312,127         0.3
Foreign Government Obligations                115,062         0.1
                                         ------------       -----
                                         $ 94,875,190*      102.4%
                                         ============       =====

----------
* DOES NOT INCLUDE OPEN SHORT FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $3,336,562 WITH NET DEPRECIATION OF $25,960 AND AN OPEN LONG FUTURES CONTRACT WITH AN UNDERLYING FACE AMOUNT OF $109,406 AND UNREALIZED APPRECIATION OF $1,388.

                        SEE NOTES TO FINANCIAL STATEMENTS

Utilities

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             COMMON STOCKS (96.0%)
             ELECTRIC UTILITIES (58.3%)
   100,000   AES Corp. (The)*                                                                       $  1,583,000
    32,000   Allegheny Energy, Inc.*                                                                   1,012,800
    30,000   Ameren Corp.                                                                              1,537,200
    43,000   American Electric Power Co., Inc.                                                         1,594,870
    42,000   CMS Energy Corp.*                                                                           609,420
    25,000   Consolidated Edison, Inc.                                                                 1,158,250
    38,000   Constellation Energy Group, Inc.                                                          2,188,800
    33,000   Dominion Resources, Inc.                                                                  2,547,600
    30,000   DPL, Inc.                                                                                   780,300
    55,710   Duke Energy Corp.                                                                         1,529,240
    60,000   Edison International                                                                      2,616,600
    31,500   Entergy Corp.                                                                             2,162,475
    45,000   Exelon Corp.                                                                              2,391,300
    35,000   FirstEnergy Corp.                                                                         1,714,650
    60,000   FPL Group, Inc.                                                                           2,493,600
    44,000   NRGEnergy, Inc.*                                                                          2,073,280
    45,000   NSTAR                                                                                     1,291,500
    54,000   PG&E Corp.                                                                                2,004,480
    21,400   Pinnacle West Capital Corp.                                                                 884,890
    47,000   PNM Resources Inc.                                                                        1,151,030
    80,000   PPL Corp.                                                                                 2,352,000
    38,000   Reliant Energy, Inc.*                                                                       392,160
    50,000   SCANA Corp.                                                                               1,969,000
    50,000   Southern Co. (The)                                                                        1,726,500
    30,000   TECO Energy, Inc.                                                                           515,400
    46,000   TXU Corp.                                                                                 2,308,740
    46,000   Wisconsin Energy Corp.                                                                    1,796,760
                                                                                                    ------------
                                                                                                      44,385,845
                                                                                                    ------------
             ENERGY (22.4%)
    49,000   AGL Resources, Inc.                                                                       1,705,690
    12,000   Burlington Resources, Inc.                                                                1,034,400
    50,000   Equitable Resources, Inc.                                                                 1,834,500
    22,600   KeySpan Corp.                                                                               806,594
    17,000   Kinder Morgan, Inc.                                                                       1,563,150
    53,500   MDU Resources Group, Inc.                                                                 1,751,590
    33,000   New Jersey Resources Corp.                                                                1,382,370
    15,000   Peabody Energy Corp.                                                                      1,236,300
    26,000   Questar Corp.                                                                             1,968,200
    47,000   Sempra Energy                                                                             2,107,480
    71,000   Williams Companies, Inc. (The)                                                            1,645,070
                                                                                                    ------------
                                                                                                      17,035,344
                                                                                                    ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS (15.3%)
    25,160   ALLTEL Corp.                                                                           $  1,587,596
    53,000   American Tower Corp. (Class A)*                                                           1,436,300
    51,272   AT&T Inc.                                                                                 1,255,651
    40,500   BellSouth Corp.                                                                           1,097,550
    17,625   CenturyTel, Inc.                                                                            584,445
    98,025   Sprint Nextel Corp.                                                                       2,289,864
    22,400   Telefonica de Espana S.A. (ADR) (Spain)                                                   1,008,448
    50,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)                                        1,234,000
    25,394   Verizon Communications Inc.                                                                 764,867
    19,000   Vodafone Group PLC (ADR) (United Kingdom)                                                   407,930
                                                                                                    ------------
                                                                                                      11,666,651
                                                                                                    ------------
             TOTAL COMMON STOCKS
              (COST $45,423,038)                                                                      73,087,840
                                                                                                    ------------

PRINCIPAL
AMOUNT IN                                                          COUPON          MATURITY
THOUSANDS                                                           RATE             DATE
----------                                                        --------    -------------------
             CORPORATE BONDS (1.3%)
             ELECTRIC UTILITIES (0.8%)
$       15   Appalachian Power Co. (Series G)                       3.60%          05/15/08               14,540
        25   Carolina Power & Light Co.                             5.13           09/15/13               24,973
        45   Cleco Power LLC                                        5.38           05/01/13               44,728
        60   Commonwealth Edison Co. (Series 98)                    6.15           03/15/12               62,590
        35   Duquesne Light Co. (Series O)                          6.70           04/15/12               38,029
        10   Entergy Gulf States, Inc.                              3.60           06/01/08                9,622
        10   Entergy Gulf States, Inc.                              4.81           12/01/09                9,766
        45   Exelon Corp.                                           6.75           05/01/11               47,962
        25   FirstEnergy Corp. (Series B)                           6.45           11/15/11               26,532
        15   Indianapolis Power & Light Co. - 144A**                6.30           07/01/13               15,803
        60   Jersey Central Power & Light Co. (Series MTN)          6.45           05/15/06               60,367
        20   Pacific Gas & Electric Co.                             6.05           03/01/34               20,770
        60   Pinnacle West Capital Corp.                            6.40           04/01/06               60,266
        55   Public Service Co. of New Mexico (Series B)            7.50           08/01/18               62,863
        30   Public Service Electric & Gas Co. (Series MTNB)        5.00           01/01/13               29,702
        30   Texas-New Mexico Power Co.                             6.25           01/15/09               30,811
        20   TXU Energy Co.                                         7.00           03/15/13               21,343
                                                                                                    ------------
                                                                                                         580,667
                                                                                                    ------------
             ENERGY (0.0%)
        15   Panhandle Eastern Pipe Line Co.                        4.80           08/15/08               14,839
        10   Panhandle Eastern Pipe Line Co. (Series B)             2.75           03/15/07                9,727
                                                                                                    ------------
                                                                                                          24,566
                                                                                                    ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                          COUPON          MATURITY
THOUSANDS                                                           RATE             DATE              VALUE
----------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS (0.5%)
$       10   AT&T Corp.                                             9.05%          11/15/11         $     11,081
        60   France Telecom S.A. (France)                           8.75           03/01/31               80,299
       110   GTE Corp.                                              7.90           02/01/27              116,547
        80   SBC Communications, Inc.                               6.15           09/15/34               80,628
        35   Sprint Capital Corp.                                   8.38           03/15/12               40,614
        35   Sprint Capital Corp.                                   8.75           03/15/32               46,588
        25   Vodafone Airtouch PLC (United Kingdom)                 7.75           02/15/10               27,405
                                                                                                    ------------
                                                                                                         403,162
                                                                                                    ------------
             TOTAL CORPORATE BONDS
              (COST $972,251)                                                                          1,008,395
                                                                                                    ------------
             U.S. GOVERNMENT OBLIGATIONS (0.1%)
        30   U.S. Treasury Bond                                     6.13           08/15/29               36,552
       100   U.S. Treasury Strip                                    0.00           02/15/25               41,370
                                                                                                    ------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
              (COST $69,287)                                                                              77,922
                                                                                                    ------------
             SHORT-TERM INVESTMENT(2.5%)
             REPURCHASE AGREEMENT
     1,883   Joint repurchase agreement account
              (dated 12/30/05; proceeds $1,883,889) (a)
              (COST $1,883,000)                                     4.25           01/03/06            1,883,000
                                                                                                    ------------
             TOTAL INVESTMENTS
              (COST $48,347,576)(b)                                                  99.9%            76,057,157
             OTHER ASSETS IN EXCESS OF LIABILITIES                                    0.1                 32,525
                                                                                    -----           ------------
             NET ASSETS                                                             100.0%          $ 76,089,682
                                                                                    =====           ============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $49,288,776. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $27,117,690 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $349,309, RESULTING IN NET UNREALIZED APPRECIATION OF $26,768,381.

                        SEE NOTES TO FINANCIAL STATEMENTS

SUMMARY OF INVESTMENTS

                                                                PERCENT OF
INDUSTRY                                        VALUE           NET ASSETS
-----------------------------------------------------------------------------
Electric Utilities                         $    44,966,512          59.1%
Energy                                          17,059,910          22.4
Telecommunications                              12,069,813          15.8
Repurchase Agreement                             1,883,000           2.5
U.S. Government Obligations                         77,922           0.1
                                           ---------------         -----
                                           $    76,057,157          99.9%
                                           ===============         =====

                        SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
             COMMON STOCKS (96.5%)
             ADVERTISING/MARKETING
             SERVICES (0.2%)
    24,000   Clear Channel Outdoor
              Holdings, Inc. (Class A)*                            $     481,200
                                                                   -------------
             AEROSPACE & DEFENSE (1.0%)
    53,063   Northrop Grumman Corp.                                    3,189,617
                                                                   -------------
             APPAREL/FOOTWEAR (1.4%)
    75,228   V.F. Corp.                                                4,163,117
                                                                   -------------
             AUTO PARTS: O.E.M. (0.8%)
    33,651   Johnson Controls, Inc.                                    2,453,494
                                                                   -------------
             BEVERAGES:
             NON-ALCOHOLIC (1.7%)
   127,041   Coca-Cola Co. (The)                                       5,121,023
                                                                   -------------
             BIOTECHNOLOGY (1.0%)
    32,507   Genentech, Inc.*                                          3,006,897
                                                                   -------------
             CHEMICALS:
             AGRICULTURAL (1.9%)
    76,281   Monsanto Co.                                              5,914,066
                                                                   -------------
             COMPUTER
             COMMUNICATIONS (1.3%)
   181,443   Juniper Networks, Inc.*                                   4,046,179
                                                                   -------------
             COMPUTER PROCESSING
             HARDWARE (1.9%)
    81,112   Apple Computer, Inc.*                                     5,831,142
                                                                   -------------
             CONTRACT DRILLING (0.6%)
    26,500   Transocean Inc.
              (Cayman Islands)*                                        1,846,785
                                                                   -------------
             DISCOUNT STORES (2.9%)
   161,324   Target Corp.                                              8,867,980
                                                                   -------------
             DRUGSTORE CHAINS (2.1%)
   240,502   CVS Corp.                                                 6,354,063
                                                                   -------------
             ELECTRIC UTILITIES (2.5%)
    77,448   Exelon Corp.                                              4,115,587
    87,579   FPL Group, Inc.                                           3,639,783
                                                                   -------------
                                                                       7,755,370
                                                                   -------------
             FINANCIAL
             CONGLOMERATES (5.5%)
   189,789   Citigroup, Inc.                                           9,210,460
    67,310   JPMorgan Chase & Co.                                  $   2,671,534
    51,059   UBS AG (Switzerland)                                      4,858,264
                                                                   -------------
                                                                      16,740,258
                                                                   -------------
             FINANCIAL PUBLISHING/
             SERVICES (1.0%)
    58,111   McGraw-Hill Companies,
              Inc. (The)                                               3,000,271
                                                                   -------------
             FOOD: MAJOR DIVERSIFIED (3.8%)
   198,032   PepsiCo, Inc.                                            11,699,731
                                                                   -------------
             HOME IMPROVEMENT
             CHAINS (1.4%)
   107,568   Home Depot, Inc. (The)                                    4,354,353
                                                                   -------------
             HOTELS/RESORTS/
             CRUISELINES (0.6%)
    29,300   Starwood Hotels & Resorts
              Worldwide, Inc.                                          1,871,098
                                                                   -------------
             HOUSEHOLD/PERSONAL
             CARE (3.3%)
   172,685   Procter & Gamble Co. (The)                                9,995,008
                                                                   -------------
             INDUSTRIAL
             CONGLOMERATES (10.0%)
   106,700   3M Co.                                                    8,269,250
   289,423   General Electric Co.                                     10,144,276
   215,446   United Technologies Corp.                                12,045,586
                                                                   -------------
                                                                      30,459,112
                                                                   -------------
             INFORMATION TECHNOLOGY
             SERVICES (1.8%)
    66,318   International Business
              Machines Corp.                                           5,451,340
                                                                   -------------
             INSURANCE BROKERS/
             SERVICES (0.4%)
    34,600   Marsh & McLennan
              Companies, Inc.                                          1,098,896
                                                                   -------------
             INTEGRATED OIL (6.9%)
   142,400   BP PLC (ADR)
              (United Kingdom)                                         9,144,928
   214,929   Exxon Mobil Corp.                                        12,072,562
                                                                   -------------
                                                                      21,217,490
                                                                   -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
             INTERNET SOFTWARE/
             SERVICES (3.1%)
    11,200   Google, Inc. (Class A)*                               $   4,646,432
   123,997   Yahoo!, Inc.*                                             4,858,202
                                                                   -------------
                                                                       9,504,634
                                                                   -------------
             INVESTMENT BANKS/
             BROKERS (3.3%)
    30,783   Goldman Sachs Group,
              Inc. (The)                                               3,931,297
     5,100   Legg Mason, Inc.                                            610,419
    84,098   Merrill Lynch & Co., Inc.                                 5,695,957
                                                                   -------------
                                                                      10,237,673
                                                                   -------------
             INVESTMENT MANAGERS (2.0%)
   183,092   Mellon Financial Corp.                                    6,270,901
                                                                   -------------
             LIFE/HEALTH INSURANCE (1.4%)
    81,552   Lincoln National Corp.                                    4,324,703
                                                                   -------------
             MAJOR BANKS (3.4%)
   223,996   Bank of America Corp.                                    10,337,415
                                                                   -------------
             MANAGED HEALTH CARE (4.3%)
    97,027   Caremark Rx, Inc.*                                        5,025,028
   130,056   UnitedHealth Group Inc.                                   8,081,680
                                                                   -------------
                                                                      13,106,708
                                                                   -------------
             MEDICAL SPECIALTIES (2.8%)
     8,758   Alcon, Inc. (Switzerland)                                 1,135,037
    43,900   Boston Scientific Corp.*                                  1,075,111
    41,008   Fisher Scientific
              International, Inc.*                                     2,536,755
    67,900   Medtronic, Inc.                                           3,909,003
                                                                   -------------
                                                                       8,655,906
                                                                   -------------
             OFFICE EQUIPMENT/
             SUPPLIES (2.5%)
   179,589   Pitney Bowes, Inc.                                        7,587,635
                                                                   -------------
             OIL & GAS PRODUCTION (2.2%)
   152,041   XTO Energy Inc.                                           6,680,682
                                                                   -------------
             OILFIELD SERVICES/
             EQUIPMENT (1.9%)
    64,544   Halliburton Co.                                       $   3,999,146
    47,000   Weatherford International Ltd.
              (Bermuda)*                                               1,701,400
                                                                   -------------
                                                                       5,700,546
                                                                   -------------
             PACKAGED SOFTWARE (2.1%)
   247,661   Microsoft Corp.                                           6,476,335
                                                                   -------------
             PHARMACEUTICALS: MAJOR (5.4%)
   144,736   Bristol-Myers Squibb Co.                                  3,326,033
    88,919   Johnson & Johnson                                         5,344,032
   169,388   Wyeth                                                     7,803,705
                                                                   -------------
                                                                      16,473,770
                                                                   -------------
             PROPERTY - CASUALTY
             INSURERS (0.7%)
    30,500   XL Capital Ltd. (Class A)
              (Cayman Islands)                                         2,055,090
                                                                   -------------
             SEMICONDUCTORS (4.6%)
    46,600   Advanced Micro
              Devices, Inc.*                                           1,425,960
   167,820   Intel Corp.                                               4,188,787
    66,103   Marvell Technology Group, Ltd.
              (Bermuda)*                                               3,707,717
   148,522   Texas Instruments Inc.                                    4,763,101
                                                                   -------------
                                                                      14,085,565
                                                                   -------------
             TELECOMMUNICATION
             EQUIPMENT (1.0%)
    68,270   QUALCOMM Inc.                                             2,941,072
                                                                   -------------
             TOBACCO (1.8%)
    72,789   Altria Group, Inc.                                        5,438,794
                                                                   -------------
             TOTAL COMMON STOCKS
              (COST $221,877,371)                                    294,795,919
                                                                   -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN
THOUSANDS                                                              VALUE
--------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT(3.4%)
             REPURCHASE AGREEMENT
$   10,547   Joint repurchase agreement
              account 4.25% due 01/03/06
              (dated 12/30/05; proceeds
              $10,551,981) (a)
              (COST $10,547,000)                                   $  10,547,000
                                                                   -------------
TOTAL INVESTMENTS
 (COST $232,424,371)(b)                          99.9%               305,342,919
OTHER ASSETS IN EXCESS
 OF LIABILITIES                                   0.1                    234,822
                                                -----              -------------
NET ASSETS                                      100.0%             $ 305,577,741
                                                =====              =============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $234,648,613. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $73,646,521 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,952,215, RESULTING IN NET UNREALIZED APPRECIATION OF $70,694,306.

                        SEE NOTES TO FINANCIAL STATEMENTS

SUMMARY OF INVESTMENTS - DECEMBER 31, 2005

                                                             PERCENT OF
INDUSTRY                                       VALUE         NET ASSETS
-----------------------------------------------------------------------
Industrial Conglomerates                   $  30,459,112        10.0%
Integrated Oil                                21,217,490         6.9
Financial Conglomerates                       16,740,258         5.5
Pharmaceuticals: Major                        16,473,770         5.4
Semiconductors                                14,085,565         4.6
Managed Health Care                           13,106,708         4.3
Food: Major Diversified                       11,699,731         3.8
Repurchase Agreement                          10,547,000         3.4
Major Banks                                   10,337,415         3.4
Investment Banks/Brokers                      10,237,673         3.3
Household/Personal Care                        9,995,008         3.3
Internet Software/Services                     9,504,634         3.1
Discount Stores                                8,867,980         2.9
Medical Specialties                            8,655,906         2.8
Electric Utilities                             7,755,370         2.5
Office Equipment/Supplies                      7,587,635         2.5
Oil & Gas Production                           6,680,682         2.2
Packaged Software                              6,476,335         2.1
Drugstore Chains                               6,354,063         2.1
Investment Managers                            6,270,901         2.0
Chemicals: Agricultural                        5,914,066         1.9
Computer Processing Hardware                   5,831,142         1.9
Oilfield Services/Equipment                    5,700,546         1.9
Information Technology Services            $   5,451,340         1.8%
Tobacco                                        5,438,794         1.8
Beverages: Non-Alcoholic                       5,121,023         1.7
Home Improvement Chains                        4,354,353         1.4
Life/Health Insurance                          4,324,703         1.4
Apparel/Footwear                               4,163,117         1.4
Computer Communications                        4,046,179         1.3
Aerospace & Defense                            3,189,617         1.0
Biotechnology                                  3,006,897         1.0
Financial Publishing/Services                  3,000,271         1.0
Telecommunication Equipment                    2,941,072         1.0
Auto Parts: O.E.M.                             2,453,494         0.8
Property - Casualty Insurers                   2,055,090         0.7
Hotels/Resorts/Cruiselines                     1,871,098         0.6
Contract Drilling                              1,846,785         0.6
Insurance Brokers/Services                     1,098,896         0.4
Advertising/Marketing Services                   481,200         0.2
                                           -------------        ----
                                           $ 305,342,919        99.9%
                                           =============        ====

                        SEE NOTES TO FINANCIAL STATEMENTS

EQUALLY-WEIGHTED S&P 500

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

 NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
               COMMON STOCKS (97.8%)
               ADVERTISING/MARKETING
               SERVICES (0.4%)
       1,668   Live Nation Inc.*                                   $      21,856
      44,645   Interpublic Group of Companies, Inc. (The)*               430,824
       4,998   Omnicom Group, Inc.                                       425,480
                                                                   -------------
                                                                         878,160
                                                                   -------------
               AEROSPACE & DEFENSE (1.6%)
       6,204   Boeing Co.                                                435,769
       3,835   General Dynamics Corp.                                    437,382
      10,988   Goodrich Corp.                                            451,607
       6,080   L-3 Communications Holdings, Inc.                         452,048
       6,878   Lockheed Martin Corp.                                     437,647
       7,421   Northrop Grumman Corp.                                    446,076
      11,080   Raytheon Co.                                              444,862
       9,264   Rockwell Collins, Inc.                                    430,498
                                                                   -------------
                                                                       3,535,889
                                                                   -------------
               AGRICULTURAL COMMODITIES/
               MILLING (0.2%)
      17,513   Archer-Daniels-Midland Co.                                431,871
                                                                   -------------
               AIR FREIGHT/COURIERS (0.4%)
       4,394   FedEx Corp.                                               454,296
       5,774   United Parcel Service, Inc. (Class B)                     433,916
                                                                   -------------
                                                                         888,212
                                                                   -------------
               AIRLINES (0.2%)
      26,092   Southwest Airlines Co.                                    428,692
                                                                   -------------
               ALUMINUM (0.2%)
      15,547   Alcoa, Inc.                                               459,725
                                                                   -------------
               APPAREL/FOOTWEAR (1.4%)
      10,281   Cintas Corp.                                              423,372
      12,954   Coach, Inc.*                                              431,886
      14,620   Jones Apparel Group, Inc.                                 449,126
      12,539   Liz Claiborne, Inc.                                       449,147
       4,959   Nike, Inc. (Class B)                                      430,392
       7,586   Reebok International Ltd.                                 441,733
       7,793   V.F. Corp.                                                431,265
                                                                   -------------
                                                                       3,056,921
                                                                   -------------
               APPAREL/FOOTWEAR RETAIL (0.8%)
      24,060   Gap, Inc. (The)                                     $     424,418
      19,165   Limited Brands, Inc.                                      428,338
      12,063   Nordstrom, Inc.                                           451,156
      19,007   TJX Companies, Inc. (The)                                 441,533
                                                                   -------------
                                                                       1,745,445
                                                                   -------------
               AUTO PARTS: O.E.M. (0.6%)
      64,539   Dana Corp.                                                463,390
       6,525   Eaton Corp.                                               437,762
       5,936   Johnson Controls, Inc.                                    432,794
                                                                   -------------
                                                                       1,333,946
                                                                   -------------
               AUTOMOTIVE AFTERMARKET (0.4%)
      29,753   Cooper Tire & Rubber Co.                                  455,816
      25,079   Goodyear Tire & Rubber Co. (The)*                         435,873
                                                                   -------------
                                                                         891,689
                                                                   -------------
               BEVERAGES: ALCOHOLIC (0.8%)
       9,911   Anheuser-Busch Companies, Inc.                            425,777
       6,143   Brown-Forman Corp. (Class B)                              425,833
      17,540   Constellation Brands Inc. (Class A)*                      460,074
       6,626   Molson Coors Brewing Co. (Class B)                        443,876
                                                                   -------------
                                                                       1,755,560
                                                                   -------------
               BEVERAGES:
               NON-ALCOHOLIC (0.6%)
      10,649   Coca-Cola Co. (The)                                       429,261
      22,054   Coca-Cola Enterprises Inc.                                422,775
      14,897   Pepsi Bottling Group, Inc. (The)                          426,203
                                                                   -------------
                                                                       1,278,239
                                                                   -------------
               BIOTECHNOLOGY (1.4%)
       5,555   Amgen Inc.*                                               438,067
       9,686   Biogen Idec Inc.*                                         439,066
       9,786   Chiron Corp.*                                             435,086
       6,167   Genzyme Corp.*                                            436,500
       8,658   Gilead Sciences, Inc.*                                    455,671

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
      12,440   MedImmune, Inc.*                                    $     435,649
       6,533   Millipore Corp.*                                          431,439
                                                                   -------------
                                                                       3,071,478
                                                                   -------------
               BROADCASTING (0.4%)
      13,347   Clear Channel Communications, Inc.                        419,763
      14,508   Univision Communications, Inc. (Class A)*                 426,390
                                                                   -------------
                                                                         846,153
                                                                   -------------
               BUILDING PRODUCTS (0.4%)
      10,636   American Standard Companies, Inc.                         424,908
      14,324   Masco Corp.                                               432,442
                                                                   -------------
                                                                         857,350
                                                                   -------------
               CABLE/SATELLITE TV (0.2%)
      16,357   Comcast Corp. (Class A)*                                  424,628
                                                                   -------------
               CASINO/GAMING (0.4%)
       6,530   Harrah's Entertainment, Inc.                              465,524
      14,877   International Game Technology                             457,914
                                                                   -------------
                                                                         923,438
                                                                   -------------
               CHEMICALS: AGRICULTURAL (0.2%)
       5,805   Monsanto Co.                                              450,062
                                                                   -------------
               CHEMICALS: MAJOR DIVERSIFIED (1.2%)
      10,038   Dow Chemical Co. (The)                                    439,865
      10,327   Du Pont (E.I.) de Nemours & Co.                           438,897
       8,626   Eastman Chemical Co.                                      445,015
      14,571   Engelhard Corp.                                           439,316
      37,477   Hercules Inc.*                                            423,490
       9,132   Rohm & Haas Co.                                           442,171
                                                                   -------------
                                                                       2,628,754
                                                                   -------------
               CHEMICALS: SPECIALTY (0.8%)
       7,399   Air Products & Chemicals, Inc.                            437,947
       7,756   Ashland Inc.                                              449,072
       8,387   Praxair, Inc.                                             444,176
       6,885   Sigma-Aldrich Corp.                                       435,752
                                                                   -------------
                                                                       1,766,947
                                                                   -------------
               COMMERCIAL PRINTING/FORMS (0.2%)
      12,640   Donnelley (R.R.) & Sons Co.                         $     432,414
                                                                   -------------
               COMPUTER COMMUNICATIONS (0.6%)
      41,403   Avaya Inc.*                                               441,770
      25,049   Cisco Systems, Inc.*                                      428,839
      13,545   QLogic Corp.*                                             440,348
                                                                   -------------
                                                                       1,310,957
                                                                   -------------
               COMPUTER PERIPHERALS (0.6%)
      32,011   EMC Corp.*                                                435,990
       9,210   Lexmark International, Inc. (Class A)*                    412,884
      14,698   Network Appliance, Inc.*                                  396,846
       5,600   Seagate Technology Inc. (Escrow) (a)                            0
                                                                   -------------
                                                                       1,245,720
                                                                   -------------
               COMPUTER PROCESSING HARDWARE (1.1%)
       6,152   Apple Computer, Inc.*                                     442,267
      13,482   Dell, Inc.*                                               404,325
     161,347   Gateway, Inc.*                                            404,981
      15,175   Hewlett-Packard Co.                                       434,460
      12,699   NCR Corp.*                                                431,004
      99,067   Sun Microsystems, Inc.*                                   415,091
                                                                   -------------
                                                                       2,532,128
                                                                   -------------
               CONSTRUCTION MATERIALS (0.2%)
       6,247   Vulcan Materials Co.                                      423,234
                                                                   -------------
               CONTAINERS/PACKAGING (1.0%)
      10,934   Ball Corp.                                                434,298
      16,279   Bemis Company, Inc.                                       453,696
      19,940   Pactiv Corp.*                                             438,680
       8,089   Sealed Air Corp.*                                         454,359
      10,138   Temple-Inland Inc.                                        454,689
                                                                   -------------
                                                                       2,235,722
                                                                   -------------
               CONTRACT DRILLING (0.8%)
       5,782   Nabors Industries, Ltd. (Bermuda)*                        437,986
       6,105   Noble Corp. (Cayman Islands)                              430,647

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
      12,033   Rowan Companies, Inc.                               $     428,856
       6,494   Transocean Inc. (Cayman Islands)*                         452,567
                                                                   -------------
                                                                       1,750,056
                                                                   -------------
               DATA PROCESSING SERVICES (1.4%)
       7,949   Affiliated Computer Services, Inc. (Class A)*             470,422
       9,418   Automatic Data Processing, Inc.                           432,192
       8,922   Computer Sciences Corp.*                                  451,810
      25,635   Convergys Corp.*                                          406,315
      10,062   First Data Corp.                                          432,767
      10,232   Fiserv, Inc.*                                             442,739
      10,712   Paychex, Inc.                                             408,341
                                                                   -------------
                                                                       3,044,586
                                                                   -------------
               DEPARTMENT STORES (0.8%)
      18,091   Dillard's, Inc. (Class A)                                 449,019
       6,754   Federated Department Stores, Inc.                         447,993
       9,607   Kohl's Corp.*                                             466,900
       8,228   Penney (J.C.) Co., Inc.                                   457,477
                                                                   -------------
                                                                       1,821,389
                                                                   -------------
               DISCOUNT STORES (1.4%)
      36,573   Big Lots, Inc.*                                           439,242
       9,003   Costco Wholesale Corp.                                    445,378
      22,940   Dollar General Corp.                                      437,466
      19,123   Family Dollar Stores, Inc.                                474,059
       3,668   Sears Holdings Corp.*                                     423,764
       8,146   Target Corp.                                              447,786
       8,908   Wal-Mart Stores, Inc.                                     416,894
                                                                   -------------
                                                                       3,084,589
                                                                   -------------
               DRUGSTORE CHAINS (0.4%)
      15,529   CVS Corp.                                                 410,276
       9,480   Walgreen Co.                                              419,585
                                                                   -------------
                                                                         829,861
                                                                   -------------
               ELECTRIC UTILITIES (5.0%)
      27,041   AES Corp. (The)*                                          428,059
      13,694   Allegheny Energy, Inc.*                                   433,415
       8,396   Ameren Corp.                                        $     430,211
      11,728   American Electric Power Co., Inc.                         434,992
      32,997   CenterPoint Energy, Inc.                                  424,011
      10,449   Cinergy Corp.                                             443,665
      29,593   CMS Energy Corp.*                                         429,394
       9,367   Consolidated Edison, Inc.                                 433,973
       7,123   Constellation Energy Group, Inc.                          410,285
       5,426   Dominion Resources, Inc.                                  418,887
       9,929   DTE Energy Co.                                            428,834
      16,087   Duke Energy Corp.                                         441,588
       9,322   Edison International                                      406,532
       6,233   Entergy Corp.                                             427,895
       8,039   Exelon Corp.                                              427,192
       8,839   FirstEnergy Corp.                                         433,023
      10,218   FPL Group, Inc.                                           424,660
      11,699   PG&E Corp.                                                434,267
      10,165   Pinnacle West Capital Corp.                               420,323
      14,565   PPL Corp.                                                 428,211
       9,757   Progress Energy, Inc.                                     428,527
       6,599   Public Service Enterprise Group, Inc.                     428,737
      12,404   Southern Co. (The)                                        428,310
      24,490   TECO Energy, Inc.                                         420,738
       8,191   TXU Corp.                                                 411,106
      23,220   Xcel Energy, Inc.                                         428,641
                                                                   -------------
                                                                      11,105,476
                                                                   -------------
               ELECTRICAL PRODUCTS (0.8%)
      19,644   American Power Conversion Corp.                           432,168
       5,855   Cooper Industries Ltd. (Class A) (Bermuda)                427,415
       5,812   Emerson Electric Co.                                      434,156
      16,436   Molex Inc.                                                426,514
                                                                   -------------
                                                                       1,720,253
                                                                   -------------
               ELECTRONIC COMPONENTS (0.6%)
      12,493   Jabil Circuit, Inc.*                                      463,365
     102,299   Sanmina-SCI Corp.*                                        435,794
     117,343   Solectron Corp.*                                          429,475
                                                                   -------------
                                                                       1,328,634
                                                                   -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT/
               INSTRUMENTS (1.6%)
      12,433   Agilent Technologies, Inc.*                         $     413,895
     167,506   JDS Uniphase Corp.*                                       395,314
       7,338   Rockwell Automation, Inc.                                 434,116
      10,134   Scientific-Atlanta, Inc.                                  436,471
      35,710   Symbol Technologies, Inc.                                 457,802
      16,147   Tektronix, Inc.                                           455,507
      13,999   Thermo Electron Corp.*                                    421,790
      29,200   Xerox Corp.*                                              427,780
                                                                   -------------
                                                                       3,442,675
                                                                   -------------
               ELECTRONIC PRODUCTION
               EQUIPMENT (0.8%)
      23,184   Applied Materials, Inc.                                   415,921
       8,661   KLA-Tencor Corp.                                          427,247
      17,832   Novellus Systems, Inc.*                                   430,108
      29,693   Teradyne, Inc.*                                           432,627
                                                                   -------------
                                                                       1,705,903
                                                                   -------------
               ELECTRONICS/APPLIANCE STORES (0.6%)
       9,761   Best Buy Co., Inc.                                        424,408
      20,653   Circuit City Stores - Circuit City Group                  466,551
      19,777   RadioShack Corp.                                          415,910
                                                                   -------------
                                                                       1,306,869
                                                                   -------------
               ELECTRONICS/APPLIANCES (0.6%)
      18,225   Eastman Kodak Co.                                         426,465
      23,160   Maytag Corp.                                              435,871
       5,231   Whirlpool Corp.                                           438,149
                                                                   -------------
                                                                       1,300,485
                                                                   -------------
               ENGINEERING & CONSTRUCTION (0.2%)
       5,737   Fluor Corp.                                               443,241
                                                                   -------------
               ENVIRONMENTAL SERVICES (0.4%)
      48,069   Allied Waste Industries, Inc.*                            420,123
      14,153   Waste Management, Inc.                                    429,544
                                                                   -------------
                                                                         849,667
                                                                   -------------
               FINANCE/RENTAL/LEASING (1.6%)
       5,161   Capital One Financial Corp.                         $     445,910
       8,390   CIT Group, Inc.                                           434,434
      12,384   Countrywide Financial Corp.                               423,409
       9,237   Fannie Mae                                                450,858
       6,648   Freddie Mac                                               434,447
      15,948   MBNA Corp.                                                432,988
      10,576   Ryder System, Inc.                                        433,827
       8,193   SLM Corp.                                                 451,352
                                                                   -------------
                                                                       3,507,225
                                                                   -------------
               FINANCIAL CONGLOMERATES (1.2%)
       8,451   American Express Co.                                      434,888
       8,890   Citigroup, Inc.                                           431,432
      11,030   JPMorgan Chase & Co.                                      437,781
       8,827   Principal Financial Group, Inc.                           418,665
       5,867   Prudential Financial, Inc.                                429,406
       7,518   State Street Corp.                                        416,798
                                                                   -------------
                                                                       2,568,970
                                                                   -------------
               FINANCIAL PUBLISHING/SERVICES (0.6%)
      11,565   Equifax, Inc.                                             439,701
       8,381   McGraw-Hill Companies, Inc. (The)                         432,711
       7,137   Moody's Corp.                                             438,355
                                                                   -------------
                                                                       1,310,767
                                                                   -------------
               FOOD DISTRIBUTORS (0.2%)
      13,454   SYSCO Corp.                                               417,747
                                                                   -------------
               FOOD RETAIL (0.9%)
      18,038   Albertson's, Inc.                                         385,111
      22,965   Kroger Co.*                                               433,579
      17,971   Safeway Inc.                                              425,194
      13,693   Supervalu, Inc.                                           444,749
       3,900   Whole Foods Market, Inc.                                  301,821
                                                                   -------------
                                                                       1,990,454
                                                                   -------------
               FOOD: MAJOR DIVERSIFIED (1.4%)
      14,479   Campbell Soup Co.                                         431,040
      21,397   ConAgra Foods Inc.                                        433,931
       8,822   General Mills, Inc.                                       435,101

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
      12,607   Heinz (H.J.) Co.                                    $     425,108
       9,833   Kellogg Co.                                               424,982
       7,337   PepsiCo, Inc.                                             433,470
      23,220   Sara Lee Corp.                                            438,858
                                                                   -------------
                                                                       3,022,490
                                                                   -------------
               FOOD: MEAT/FISH/DAIRY (0.2%)
      26,029   Tyson Foods, Inc. (Class A)                               445,096
                                                                   -------------
               FOOD: SPECIALTY/CANDY (0.6%)
       7,583   Hershey Foods Corp.                                       418,961
      14,493   McCormick & Co., Inc. (Non-Voting)                        448,124
       6,367   Wrigley (Wm.) Jr. Co.                                     423,342
                                                                   -------------
                                                                       1,290,427
                                                                   -------------
               FOREST PRODUCTS (0.4%)
      16,430   Louisiana-Pacific Corp.                                   451,332
       6,622   Weyerhaeuser Co.                                          439,303
                                                                   -------------
                                                                         890,635
                                                                   -------------
               GAS DISTRIBUTORS (1.2%)
      92,006   Dynegy, Inc. (Class A)*                                   445,309
      12,404   KeySpan Corp.                                             442,699
      10,608   Nicor Inc.                                                417,000
      19,984   NiSource, Inc.                                            416,866
      11,647   Peoples Energy Corp.                                      408,460
       9,401   Sempra Energy                                             421,541
                                                                   -------------
                                                                       2,551,875
                                                                   -------------
               HOME BUILDING (1.0%)
       6,146   Centex Corp.                                              439,378
      11,608   D.R. Horton, Inc.                                         414,754
       5,860   KB Home                                                   425,788
       6,983   Lennar Corp. (Class A)                                    426,103
      10,345   Pulte Homes, Inc.                                         407,179
                                                                   -------------
                                                                       2,113,202
                                                                   -------------
               HOME FURNISHINGS (0.4%)
      18,196   Leggett & Platt, Inc.                                     417,780
      18,279   Newell Rubbermaid, Inc.                                   434,675
                                                                   -------------
                                                                         852,455
                                                                   -------------
               HOME IMPROVEMENT CHAINS (0.6%)
      10,327   Home Depot, Inc. (The)                              $     418,037
       6,323   Lowe's Companies, Inc.                                    421,491
       9,990   Sherwin-Williams Co.                                      453,746
                                                                   -------------
                                                                       1,293,274
                                                                   -------------
               HOSPITAL/NURSING MANAGEMENT (0.8%)
       8,422   HCA, Inc.                                                 425,311
      19,324   Health Management Associates, Inc. (Class A)              424,355
      11,035   Manor Care, Inc.                                          438,862
      51,936   Tenet Healthcare Corp.*                                   397,830
                                                                   -------------
                                                                       1,686,358
                                                                   -------------
               HOTELS/RESORTS/CRUISELINES (0.8%)
       8,336   Carnival Corp. (Panama)                                   445,726
      19,090   Hilton Hotels Corp.                                       460,260
       6,481   Marriott International, Inc. (Class A)                    434,033
       6,870   Starwood Hotels & Resorts Worldwide, Inc.                 438,718
                                                                   -------------
                                                                       1,778,737
                                                                   -------------
               HOUSEHOLD/PERSONAL CARE (1.4%)
       9,585   Alberto-Culver Co.                                        438,514
      14,978   Avon Products, Inc.                                       427,622
       7,870   Clorox Co. (The)                                          447,724
       7,846   Colgate-Palmolive Co.                                     430,353
      13,100   International Flavors & Fragrances, Inc.                  438,850
       7,423   Kimberly-Clark Corp.                                      442,782
       7,583   Procter & Gamble Co. (The)                                438,904
                                                                   -------------
                                                                       3,064,749
                                                                   -------------
               INDUSTRIAL CONGLOMERATES (1.8%)
       5,693   3M Co.                                                    441,207
       7,867   Danaher Corp.                                             438,821
      12,171   General Electric Co. **                                   426,594

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
      11,585   Honeywell International, Inc.                       $     431,541
      10,744   Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)               433,735
       4,308   ITT Industries, Inc.                                      442,949
       5,678   Textron, Inc.                                             437,092
      15,463   Tyco International Ltd. (Bermuda)                         446,262
       7,563   United Technologies Corp.                                 422,847
                                                                   -------------
                                                                       3,921,048
                                                                   -------------
               INDUSTRIAL MACHINERY (0.4%)
       4,875   Illinois Tool Works Inc.                                  428,951
       6,385   Parker Hannifin Corp.                                     421,155
                                                                   -------------
                                                                         850,106
                                                                   -------------
               INDUSTRIAL SPECIALTIES (0.4%)
      12,294   Ecolab Inc.                                               445,903
       7,744   PPG Industries, Inc.                                      448,378
                                                                   -------------
                                                                         894,281
                                                                   -------------
               INFORMATION TECHNOLOGY SERVICES (0.8%)
      16,255   Citrix Systems, Inc.*                                     467,819
      18,692   Electronic Data Systems Corp.                             449,356
       5,272   International Business Machines Corp.                     433,358
      71,593   Unisys Corp.*                                             417,387
                                                                   -------------
                                                                       1,767,920
                                                                   -------------
               INSURANCE BROKERS/SERVICES (0.4%)
      12,141   AON Corp.                                                 436,469
      13,630   Marsh & McLennan Companies, Inc.                          432,889
                                                                   -------------
                                                                         869,358
                                                                   -------------
               INTEGRATED OIL (1.0%)
       3,465   Amerada Hess Corp.                                        439,431
       7,631   Chevron Corp.                                             433,212
       7,652   ConocoPhillips                                            445,193
       7,558   Exxon Mobil Corp.                                         424,533
       8,150   Murphy Oil Corp.                                          440,019
                                                                   -------------
                                                                       2,182,388
                                                                   -------------
               INTERNET RETAIL (0.2%)
       8,918   Amazon.com, Inc.*                                   $     420,484
                                                                   -------------
               INTERNET SOFTWARE/SERVICES (0.4%)
      41,677   Siebel Systems, Inc.                                      440,943
      10,371   Yahoo!, Inc.*                                             406,336
                                                                   -------------
                                                                         847,279
                                                                   -------------
               INVESTMENT BANKS/BROKERS (1.6%)
      10,385   Ameriprise Financial, Inc.                                425,785
       3,733   Bear Stearns Companies, Inc. (The)                        431,273
      20,682   E*TRADE Group, Inc.*                                      431,427
       3,470   Goldman Sachs Group, Inc. (The)                           443,154
       3,403   Lehman Brothers Holdings Inc.                             436,163
       6,378   Merrill Lynch & Co., Inc.                                 431,982
       7,716   Morgan Stanley (Note 4)                                   437,806
      29,084   Schwab (Charles) Corp. (The)                              426,662
                                                                   -------------
                                                                       3,464,252
                                                                   -------------
               INVESTMENT MANAGERS (1.0%)
      11,716   Federated Investors, Inc. (Class B)                       433,961
       4,524   Franklin Resources, Inc.                                  425,301
      23,270   Janus Capital Group, Inc.                                 433,520
      12,864   Mellon Financial Corp.                                    440,592
       5,891   Price (T.) Rowe Group, Inc.                               424,329
                                                                   -------------
                                                                       2,157,703
                                                                   -------------
               LIFE/HEALTH INSURANCE (1.4%)
       9,226   AFLAC, Inc.                                               428,271
      12,546   Genworth Financial Inc. (Class A)                         433,841
       7,863   Jefferson-Pilot Corp.                                     447,641
       8,413   Lincoln National Corp.                                    446,141
       8,809   MetLife, Inc.                                             431,641
       7,962   Torchmark Corp.                                           442,687
      20,068   UnumProvident Corp.                                       456,547
                                                                   -------------
                                                                       3,086,769
                                                                   -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
               MAJOR BANKS (2.3%)
       9,344   Bank of America Corp.                               $     431,226
      13,711   Bank of New York Co., Inc. (The)                          436,695
      10,117   BB&T Corp.                                                424,003
       7,599   Comerica, Inc.                                            431,319
      17,987   Huntington Bancshares, Inc.                               427,191
      12,893   KeyCorp                                                   424,566
      12,603   National City Corp.                                       423,083
       6,870   PNC Financial Services Group                              424,772
      12,561   Regions Financial Corp.                                   429,084
       5,987   SunTrust Banks, Inc.                                      435,614
       8,143   Wachovia Corp.                                            430,439
       6,885   Wells Fargo & Co.                                         432,585
                                                                   -------------
                                                                       5,150,577
                                                                   -------------
               MAJOR TELECOMMUNICATIONS (1.0%)
       6,861   ALLTEL Corp.                                              432,929
      17,583   AT&T Inc.                                                 430,608
      15,810   BellSouth Corp.                                           428,451
      17,890   Sprint Nextel Corp.                                       417,910
      14,393   Verizon Communications Inc.                               433,517
                                                                   -------------
                                                                       2,143,415
                                                                   -------------
               MANAGED HEALTH CARE (1.4%)
       4,544   Aetna, Inc.                                               428,545
       8,264   Caremark Rx, Inc.*                                        427,993
       3,941   CIGNA Corp.                                               440,210
       7,688   Coventry Health Care, Inc.*                               437,908
       9,303   Humana, Inc.*                                             505,432
       6,951   UnitedHealth Group Inc.                                   431,935
       5,610   WellPoint Inc.*                                           447,622
                                                                   -------------
                                                                       3,119,645
                                                                   -------------
               MEDIA CONGLOMERATES (0.8%)
      17,767   Disney (Walt) Co. (The)                                   425,875
      27,636   News Corp Inc. (Class A)                                  429,740
      24,381   Time Warner, Inc.                                         425,205
      12,897   Viacom Inc. (Class B) (Non-Voting)                        420,442
                                                                   -------------
                                                                       1,701,262
                                                                   -------------
               MEDICAL DISTRIBUTORS (0.8%)
      10,840   AmerisourceBergen Corp.                             $     448,776
       6,376   Cardinal Health, Inc.                                     438,350
       8,406   McKesson Corp.                                            433,666
      12,813   Patterson Companies, Inc.*                                427,954
                                                                   -------------
                                                                       1,748,746
                                                                   -------------
               MEDICAL SPECIALTIES (3.3%)
      16,382   Applera Corp. - Applied Biosystems Group                  435,106
       6,559   Bard (C.R.), Inc.                                         432,369
       5,376   Bausch & Lomb, Inc.                                       365,030
      11,396   Baxter International, Inc.                                429,059
       7,386   Becton, Dickinson & Co.                                   443,751
      11,719   Biomet, Inc.                                              428,564
      17,117   Boston Scientific Corp.*                                  419,195
       6,955   Fisher Scientific International, Inc.*                    430,236
       6,555   Guidant Corp.                                             424,436
       9,966   Hospira, Inc.*                                            426,345
       7,600   Medtronic, Inc.                                           437,532
      16,111   Pall Corp.                                                432,741
      18,620   PerkinElmer, Inc.                                         438,687
       8,479   St. Jude Medical, Inc.*                                   425,646
       9,192   Stryker Corp.                                             408,401
      11,369   Waters Corp.*                                             429,748
       6,133   Zimmer Holdings, Inc.*                                    413,610
                                                                   -------------
                                                                       7,220,456
                                                                   -------------
               MISCELLANEOUS COMMERCIAL SERVICES (0.2%)
      18,218   Sabre Holdings Corp. (Class A)                            439,236
                                                                   -------------
               MISCELLANEOUS MANUFACTURING (0.2%)
      10,618   Dover Corp.                                               429,923
                                                                   -------------
               MOTOR VEHICLES (0.6%)
      52,875   Ford Motor Co.                                            408,195
      20,048   General Motors Corp.                                      389,332
       8,354   Harley-Davidson, Inc.                                     430,147
                                                                   -------------
                                                                       1,227,674
                                                                   -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
               MULTI-LINE INSURANCE (0.8%)
       6,737   American International Group, Inc.                  $     459,665
       5,073   Hartford Financial Services Group,
                Inc. (The) (Note 4)                                      435,720
       4,548   Loews Corp.                                               431,378
       7,692   Safeco Corp.                                              434,598
                                                                   -------------
                                                                       1,761,361
                                                                   -------------
               OFFICE EQUIPMENT/SUPPLIES (0.4%)
       7,844   Avery Dennison Corp.                                      433,538
      10,414   Pitney Bowes, Inc.                                        439,991
                                                                   -------------
                                                                         873,529
                                                                   -------------
               OIL & GAS PIPELINES (0.6%)
      35,651   El Paso Corp.                                             433,516
       4,670   Kinder Morgan, Inc.                                       429,406
      18,487   Williams Companies, Inc. (The)                            428,344
                                                                   -------------
                                                                       1,291,266
                                                                   -------------
               OIL & GAS PRODUCTION (1.6%)
       4,581   Anadarko Petroleum Corp.                                  434,050
       6,314   Apache Corp.                                              432,635
       5,158   Burlington Resources, Inc.                                444,620
       6,840   Devon Energy Corp.                                        427,774
       5,652   EOG Resources, Inc.                                       414,687
       4,743   Kerr-McGee Corp.                                          430,949
       5,428   Occidental Petroleum Corp.                                433,589
       9,558   XTO Energy Inc.                                           419,979
                                                                   -------------
                                                                       3,438,283
                                                                   -------------
               OIL REFINING/MARKETING (0.6%)
       7,102   Marathon Oil Corp.                                        433,009
       5,531   Sunoco, Inc.                                              433,520
       8,396   Valero Energy Corp.                                       433,234
                                                                   -------------
                                                                       1,299,763
                                                                   -------------
               OILFIELD SERVICES/EQUIPMENT (1.2%)
       7,163   Baker Hughes Inc.                                         435,367
      11,559   BJ Services Co.                                           423,869
       6,887   Halliburton Co.                                     $     426,719
       6,891   National OilwellVarco, Inc.*                              432,066
       4,393   Schlumberger Ltd. (Netherlands Antilles)                  426,780
      11,884   Weatherford International Ltd. (Bermuda)*                 430,201
                                                                   -------------
                                                                       2,575,002
                                                                   -------------
               OTHER CONSUMER SERVICES (0.8%)
       6,885   Apollo Group, Inc. (Class A)*                             416,267
      18,157   Block (H.&R.), Inc.                                       445,754
      26,232   Cendant Corp.                                             452,502
       9,554   eBay, Inc.*                                               413,211
                                                                   -------------
                                                                       1,727,734
                                                                   -------------
               OTHER CONSUMER SPECIALTIES (0.2%)
       5,638   Fortune Brands, Inc.                                      439,877
                                                                   -------------
               OTHER METALS/MINERALS (0.2%)
       3,113   Phelps Dodge Corp.                                        447,867
                                                                   -------------
               PACKAGED SOFTWARE (2.3%)
      11,306   Adobe Systems, Inc.                                       417,870
       9,952   Autodesk, Inc.                                            427,438
      21,565   BMC Software, Inc.*                                       441,867
      15,118   Computer Associates International, Inc.                   426,176
      47,342   Compuware Corp.*                                          424,658
       8,251   Intuit Inc.*                                              439,778
      13,507   Mercury Interactive Corp.*                                375,360
      16,361   Microsoft Corp. **                                        427,840
      50,913   Novell, Inc.*                                             449,562
      34,583   Oracle Corp.*                                             422,258
      71,476   Parametric Technology Corp.*                              436,004
      25,664   Symantec Corp.*                                           449,120
                                                                   -------------
                                                                       5,137,931
                                                                   -------------
               PERSONNEL SERVICES (0.4%)
      10,904   Monster Worldwide, Inc.*                                  445,101
      11,216   Robert Half International, Inc.                           424,974
                                                                   -------------
                                                                         870,075
                                                                   -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
               PHARMACEUTICALS: GENERIC DRUGS (0.4%)
      20,939   Mylan Laboratories, Inc.                            $     417,942
      13,380   Watson Pharmaceuticals, Inc.*                             434,984
                                                                   -------------
                                                                         852,926
                                                                   -------------
               PHARMACEUTICALS: MAJOR (1.6%)
      10,925   Abbott Laboratories                                       430,773
      19,930   Bristol-Myers Squibb Co.                                  457,991
       7,211   Johnson & Johnson                                         433,381
       7,746   Lilly (Eli) & Co.                                         438,346
      14,624   Merck & Co., Inc.                                         465,189
      19,436   Pfizer, Inc.                                              453,248
      22,198   Schering-Plough Corp.                                     462,828
       9,778   Wyeth                                                     450,472
                                                                   -------------
                                                                       3,592,228
                                                                   -------------
               PHARMACEUTICALS: OTHER (0.6%)
       4,044   Allergan, Inc.                                            436,590
      10,675   Forest Laboratories, Inc.*                                434,259
      25,816   King Pharmaceuticals, Inc.*                               436,807
                                                                   -------------
                                                                       1,307,656
                                                                   -------------
               PRECIOUS METALS (0.4%)
       8,158   Freeport-McMoRan Copper &
                Gold, Inc. (Class B)                                     438,900
       8,691   Newmont Mining Corp.                                      464,099
                                                                   -------------
                                                                         902,999
                                                                   -------------
               PROPERTY - CASUALTY INSURERS (1.4%)
       8,009   ACE Ltd. (Cayman Islands)                                 428,001
       8,083   Allstate Corp. (The)                                      437,048
       4,546   Chubb Corp. (The)                                         443,917
       9,753   Cincinnati Financial Corp.                                435,764
       3,665   Progressive Corp. (The)                                   427,999
       9,805   St. Paul Travelers Companies, Inc. (The)                  437,989
       6,649   XL Capital Ltd. (Class A) (Cayman Islands)                448,010
                                                                   -------------
                                                                       3,058,728
                                                                   -------------
               PUBLISHING: BOOKS/MAGAZINES (0.2%)
       8,510   Meredith Corp.                                      $     445,413
                                                                   -------------
               PUBLISHING: NEWSPAPERS (1.2%)
      12,341   Dow Jones & Co., Inc.                                     437,982
       7,099   Gannett Co., Inc.                                         429,986
       6,903   Knight-Ridder, Inc.                                       436,960
      16,105   New York Times Co. (The) (Class A)                        425,977
       9,600   Scripps (E.W.) Co. (Class A)                              460,992
      14,248   Tribune Co.                                               431,144
                                                                   -------------
                                                                       2,623,041
                                                                   -------------
               PULP & PAPER (0.4%)
      13,027   International Paper Co.                                   437,837
      15,651   MeadWestvaco Corp.                                        438,698
                                                                   -------------
                                                                         876,535
                                                                   -------------
               RAILROADS (0.8%)
       6,522   Burlington Northern Santa Fe Corp.                        461,888
       8,895   CSX Corp.                                                 451,599
      10,204   Norfolk Southern Corp.                                    457,445
       5,639   Union Pacific Corp.                                       453,996
                                                                   -------------
                                                                       1,824,928
                                                                   -------------
               REAL ESTATE INVESTMENT TRUSTS (1.8%)
      11,334   Apartment Investment & Management Co. (Class A)           429,219
      10,271   Archstone-Smith Trust                                     430,252
      15,081   Equity Office Properties Trust                            457,407
      11,044   Equity Residential                                        432,041
      11,762   Plum Creek Timber Co., Inc.                               424,020
       9,556   ProLogis                                                  446,456
       6,282   Public Storage, Inc.                                      425,417
       5,563   Simon Property Group, Inc.                                426,293
       5,177   Vornado Realty Trust                                      432,124
                                                                   -------------
                                                                       3,903,229
                                                                   -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
               RECREATIONAL PRODUCTS (0.8%)
      10,863   Brunswick Corp.                                     $     441,690
       8,215   Electronic Arts, Inc.*                                    429,727
      21,629   Hasbro, Inc.                                              436,473
      26,597   Mattel, Inc.                                              420,765
                                                                   -------------
                                                                       1,728,655
                                                                   -------------
               REGIONAL BANKS (2.1%)
      16,345   AmSouth Bancorporation                                    428,402
       8,852   Compass Bancshares, Inc.                                  427,463
      11,127   Fifth Third Bancorp                                       419,710
      11,131   First Horizon National Corp.                              427,876
       3,985   M&T Bank Corp.                                            434,564
       9,994   Marshall & Ilsley Corp.                                   430,142
      15,844   North Fork Bancorporation, Inc.                           433,492
       8,104   Northern Trust Corp.                                      419,949
      15,477   Synovus Financial Corp.                                   418,034
      14,194   U.S. Bancorp                                              424,259
       5,786   Zions Bancorporation                                      437,190
                                                                   -------------
                                                                       4,701,081
                                                                   -------------
               RESTAURANTS (1.0%)
      11,309   Darden Restaurants, Inc.                                  439,694
      12,630   McDonald's Corp.                                          425,884
      14,071   Starbucks Corp.*                                          422,271
       8,024   Wendy's International, Inc.                               443,406
       9,080   Yum! Brands, Inc.                                         425,670
                                                                   -------------
                                                                       2,156,925
                                                                   -------------
               SAVINGS BANKS (0.6%)
       6,491   Golden West Financial Corp.                               428,406
      20,374   Sovereign Bancorp, Inc.                                   440,486
      10,018   Washington Mutual, Inc.                                   435,783
                                                                   -------------
                                                                       1,304,675
                                                                   -------------
               SEMICONDUCTORS (3.1%)
      15,580   Advanced Micro Devices, Inc.*                             476,748
      23,001   Altera Corp.*                                             426,209
      11,612   Analog Devices, Inc.                                      416,522
     163,146   Applied Micro Circuits Corp.*                             419,285
       8,953   Broadcom Corp. (Class A)*                           $     422,134
      16,612   Freescale Semiconductor Inc. (Class B)*                   418,124
      16,637   Intel Corp.                                               415,260
      11,718   Linear Technology Corp.                                   422,668
      53,716   LSI Logic Corp.*                                          429,728
      11,662   Maxim Integrated Products, Inc.                           422,631
      32,105   Micron Technology, Inc.*                                  427,318
      16,123   National Semiconductor Corp.                              418,876
      11,910   NVIDIA Corp.*                                             435,430
      56,192   PMC - Sierra, Inc.*                                       433,240
      13,271   Texas Instruments Inc.                                    425,601
      16,164   Xilinx, Inc.                                              407,494
                                                                   -------------
                                                                       6,817,268
                                                                   -------------
               SERVICES TO THE HEALTH INDUSTRY (1.0%)
       4,976   Express Scripts, Inc.*                                    416,989
      17,603   IMS Health Inc.                                           438,667
       8,047   Laboratory Corp. of America Holdings*                     433,331
       7,636   Medco Health Solutions Inc.*                              426,089
       8,427   Quest Diagnostics Inc.                                    433,822
                                                                   -------------
                                                                       2,148,898
                                                                   -------------
               SPECIALTY INSURANCE (0.6%)
       5,639   Ambac Financial Group, Inc.                               434,541
       7,266   MBIA Inc.                                                 437,123
       6,765   MGIC Investment Corp.                                     445,272
                                                                   -------------
                                                                       1,316,936
                                                                   -------------
               SPECIALTY STORES (1.3%)
      19,419   AutoNation, Inc.*                                         421,975
       4,761   AutoZone, Inc.*                                           436,822
      10,457   Bed Bath & Beyond Inc.*                                   378,021
      14,513   Office Depot, Inc.*                                       455,708
      15,623   OfficeMax Inc.                                            396,199
      19,411   Staples, Inc.                                             440,824
      11,205   Tiffany & Co.                                             429,039
                                                                   -------------
                                                                       2,958,588
                                                                   -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
               SPECIALTY TELECOMMUNICATIONS (0.6%)
      12,999   CenturyTel, Inc.                                    $     431,047
      34,152   Citizens Communications Co.                               417,679
      74,133   Qwest Communications International, Inc.*                 418,851
                                                                   -------------
                                                                       1,267,577
                                                                   -------------
               STEEL (0.6%)
      12,870   Allegheny Technologies Inc.                               464,350
       6,626   Nucor Corp.                                               442,087
       9,364   United States Steel Corp.                                 450,127
                                                                   -------------
                                                                       1,356,564
                                                                   -------------
               TELECOMMUNICATION EQUIPMENT (1.7%)
      18,256   ADC Telecommunications, Inc.*                             407,839
      39,969   Andrew Corp.*                                             428,867
     149,274   CIENA Corp.*                                              443,344
      16,094   Comverse Technology, Inc.*                                427,939
      20,909   Corning, Inc.*                                            411,071
     155,076   Lucent Technologies Inc.*                                 412,502
      19,583   Motorola, Inc.                                            442,380
       9,764   QUALCOMM Inc.                                             420,633
      40,043   Tellabs, Inc.*                                            436,469
                                                                   -------------
                                                                       3,831,044
                                                                   -------------
               TOBACCO (0.6%)
       5,676   Altria Group, Inc.                                        424,111
       4,511   Reynolds American, Inc.                                   430,034
      10,553   UST, Inc.                                                 430,879
                                                                   -------------
                                                                       1,285,024
                                                                   -------------
               TOOLS/HARDWARE (0.6%)
       5,157   Black & Decker Corp.                                      448,453
      11,388   Snap-On, Inc.                                             427,733
       9,062   Stanley Works (The)                                       435,338
                                                                   -------------
                                                                       1,311,524
                                                                   -------------
               TRUCKS/CONSTRUCTION/FARM MACHINERY (1.0%)
       7,359   Caterpillar Inc.                                          425,129
       4,930   Cummins Inc.                                              442,369
       6,268   Deere & Co.                                               426,913
      15,696   Navistar International Corp.*                       $     449,220
       6,258   PACCAR, Inc.                                              433,241
                                                                   -------------
                                                                       2,176,872
                                                                   -------------
               WHOLESALE DISTRIBUTORS (0.4%)
      10,015   Genuine Parts Co.                                         439,859
       6,226   Grainger (W.W.), Inc.                                     442,669
                                                                   -------------
                                                                         882,528
                                                                   -------------
               TOTAL COMMON STOCKS
                (COST $133,486,030)                                  216,488,531
                                                                   -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
------------
               SHORT-TERM INVESTMENT (2.1%)
               REPURCHASE AGREEMENT
$      4,630   Joint repurchase agreement
                account 4.25% due
                01/03/06 (dated 12/30/05;
                proceeds $4,632,186) (b)
                (COST $4,630,000)                                      4,630,000
                                                                   -------------
TOTAL INVESTMENTS
 (COST $138,116,030) (c)(d)                                 99.9%    221,118,531
                                                           -----   -------------
OTHER ASSETS IN EXCESS OF LIABILITIES                        0.1         154,403
                                                           -----   -------------
NET ASSETS                                                 100.0%  $ 221,272,934
                                                           =====   =============

  *    NON-INCOME PRODUCING SECURITY.
  ** A PORTION OF THIS SECURITY IS PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $128,250.
  (a) A SECURITY WITH TOTAL MARKET VALUE EQUAL TO $0 HAS BEEN VALUED AT ITS FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER GENERAL SUPERVISION OF THE FUND'S TRUSTEES.
  (b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
  (c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $3,059,529 IN CONNECTION WITH OPEN FUTURES CONTRACTS.
  (d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $138,623,225. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $86,366,367 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,871,061, RESULTING IN NET UNREALIZED APPRECIATION OF $82,495,306.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2005:

NUMBER OF                DESCRIPTION, DELIVERY       UNDERLYING FACE   UNREALIZED
CONTRACTS   LONG/SHORT       MONTH, AND YEAR        AMOUNT AT VALUE   DEPRECIATION
-----------------------------------------------------------------------------------
    3         Long       S&P Midcap 400 Index
                         March 2006                  $  1,114,800     $      (5,190)
   15         Long       S&P Midcap 400 Mini Index
                         March 2006                     1,114,800            (8,452)
    3         Long       S&P 500 Index
                         March 2006                       941,100            (3,504)
                                                                      -------------
    Total Unrealized Depreciation                                     $     (17,146)
                                                                      =============

SUMMARY OF INVESTMENTS

                                                            PERCENT OF
SECTOR                                    VALUE             NET ASSETS
------------------------              --------------------------------
Finance                               $  36,850,864              16.7%
Electronic Technology                    25,750,218              11.6
Health Technology                        16,044,744               7.2
Retail Trade                             15,450,953               7.0
Consumer Non-Durables                    15,198,506               6.9
Utilities                                13,657,351               6.2
Consumer Services                        12,649,187               5.7
Producer Manufacturing                   12,163,027               5.5
Technology Services                      10,797,716               4.9
Consumer Durables                         9,865,561               4.5
Process Industries                        9,284,172               4.2
Health Services                           6,954,901               3.1
Energy Minerals                           6,920,434               3.1
Industrial Services                       6,909,232               3.1
Repurchase Agreement                      4,630,000               2.1
Non-Energy Minerals                       4,481,024               2.0
Commercial Services                       3,908,796               1.8
Communications                            3,410,992               1.5
Transportation                            3,141,832               1.4
Distribution Services                     3,049,021               1.4
                                      -------------        ----------
Total                                 $ 221,118,531*             99.9%
                                      =============        ==========

* DOES NOT INCLUDE OUTSTANDING LONG FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $3,170,700 WITH TOTAL UNREALIZED DEPRECIATION OF $17,146.

                        SEE NOTES TO FINANCIAL STATEMENTS

GROWTH

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

 NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
               COMMON STOCKS (98.4%)
               ADVERTISING/MARKETING SERVICES (1.9%)
      11,418   Getty Images, Inc.*                                  $  1,019,285
                                                                    ------------
               AIR FREIGHT/COURIERS (2.8%)
      19,640   C.H. Robinson Worldwide, Inc.                             727,269
      11,200   Expeditors International of Washington, Inc.              756,112
                                                                    ------------
                                                                       1,483,381
                                                                    ------------
               BIOTECHNOLOGY (2.0%)
      11,200   Genentech, Inc.*                                        1,036,000
                                                                    ------------
               CASINO/GAMING (2.2%)
      38,500   International Game Technology                           1,185,030
                                                                    ------------
               CHEMICALS: AGRICULTURAL (4.2%)
      28,420   Monsanto Co.                                            2,203,403
                                                                    ------------
               COMPUTER PERIPHERALS (0.0%)
      20,100   Seagate Technology Inc. (Escrow) (a)                            0
                                                                    ------------
               COMPUTER PROCESSING HARDWARE (4.2%)
      13,000   Apple Computer, Inc.*                                     934,570
      42,819   Dell, Inc.*                                             1,284,142
                                                                    ------------
                                                                       2,218,712
                                                                    ------------
               DATA PROCESSING SERVICES (1.4%)
      19,150   Paychex, Inc.                                             729,998
                                                                    ------------
               DISCOUNT STORES (7.0%)
      42,500   Costco Wholesale Corp.                                  2,102,475
      13,900   Sears Holdings Corp.*                                   1,605,867
                                                                    ------------
                                                                       3,708,342
                                                                    ------------
               FINANCE/RENTAL/LEASING (1.5%)
      23,000   Countrywide Financial Corp.                               786,370
                                                                    ------------
               FINANCIAL CONGLOMERATES (2.7%)
               Brookfield Asset Management
      28,000   Inc. (Class A) (Canada)                                 1,409,240
                                                                    ------------
               FINANCIAL PUBLISHING/SERVICES (1.5%)
      13,250   Moody's Corp.                                             813,815
                                                                    ------------
               GAS DISTRIBUTORS (1.2%)
       8,700   Questar Corp.                                        $    658,590
                                                                    ------------
               HOME BUILDING (1.5%)
      20,100   Pulte Homes, Inc.                                         791,136
                                                                    ------------
               HOME IMPROVEMENT CHAINS (2.6%)
      34,075   Home Depot, Inc. (The)                                  1,379,356
                                                                    ------------
               HOTELS/RESORTS/CRUISELINES (2.9%)
      28,500   Carnival Corp. (Panama)                                 1,523,895
                                                                    ------------
               INDUSTRIAL CONGLOMERATES (1.3%)
      24,900   Tyco International Ltd. (Bermuda)                         718,614
                                                                    ------------
               INSURANCE BROKERS/SERVICES (1.5%)
      24,600   Marsh & McLennan Companies, Inc.                          781,296
                                                                    ------------
               INTERNET RETAIL (2.5%)
      27,600   Amazon.com, Inc.*                                       1,301,340
                                                                    ------------
               INTERNET SOFTWARE/SERVICES (8.3%)
       6,310   Google, Inc. (Class A)*                                 2,617,767
      45,440   Yahoo!, Inc.*                                           1,780,339
                                                                    ------------
                                                                       4,398,106
                                                                    ------------
               INVESTMENT BANKS/BROKERS (2.0%)
       2,900   Chicago Mercantile Exchange Holdings, Inc.              1,065,721
                                                                    ------------
               MANAGED HEALTH CARE (3.1%)
      26,800   UnitedHealth Group Inc.                                 1,665,352
                                                                    ------------
               MEDICAL SPECIALTIES (4.1%)
       5,500   Alcon, Inc. (Switzerland)                                 712,800
      16,500   Dade Behring Holdings, Inc.                               674,685
      15,200   St. Jude Medical, Inc.*                                   763,040
                                                                    ------------
                                                                       2,150,525
                                                                    ------------
               MISCELLANEOUS COMMERCIAL SERVICES (3.4%)
      11,900   Corporate Executive Board Co. (The)                     1,067,430
      17,166   Iron Mountain Inc.*                                       724,749
                                                                    ------------
                                                                       1,792,179
                                                                    ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
               MOTOR VEHICLES (2.3%)
      23,300   Harley-Davidson, Inc.                                $  1,199,717
                                                                    ------------
               OIL & GAS PRODUCTION (5.7%)
      20,000   Southwestern Energy Co.*                                  718,800
      40,940   Ultra Petroleum Corp. (Canada)*                         2,284,452
                                                                    ------------
                                                                       3,003,252
                                                                    ------------
               OTHER CONSUMER SERVICES (6.8%)
      18,500   Apollo Group, Inc. (Class A)*                           1,118,510
      56,936   eBay, Inc.*                                             2,462,482
                                                                    ------------
                                                                       3,580,992
                                                                    ------------
               PERSONNEL SERVICES (1.7%)
      22,400   Monster Worldwide, Inc.*                                  914,368
                                                                    ------------
               PROPERTY - CASUALTY INSURERS (3.5%)
         641   Berkshire Hathaway, Inc. (Class B)*                     1,881,655
                                                                    ------------
               RECREATIONAL PRODUCTS (2.3%)
      22,900   Electronic Arts, Inc.*                                  1,197,899
                                                                    ------------
               SEMICONDUCTORS (1.5%)
      14,060   Marvell Technology Group, Ltd. (Bermuda)*                 788,625
                                                                    ------------
               SPECIALTY TELECOMMUNICATIONS (1.4%)
      27,231   Crown Castle International Corp.*                         732,786
                                                                    ------------
               TELECOMMUNICATION EQUIPMENT (1.0%)
      26,200   Corning, Inc.*                                            515,092
                                                                    ------------
               TOBACCO (2.3%)
      16,387   Altria Group, Inc.                                      1,224,437
                                                                    ------------
               WIRELESS TELECOMMUNICATIONS (4.1%)
      75,000   America Movil S.A. de C.V. (Series L) (ADR) (Mexico)    2,194,500
                                                                    ------------
               TOTAL COMMON STOCKS
                (COST $42,597,573)                                    52,053,009
                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                              VALUE
--------------------------------------------------------------------------------
               SHORT-TERM INVESTMENT (1.5%)
               REPURCHASE AGREEMENT
$        788   Joint repurchase agreement
                account 4.25% due 01/03/06
                (dated 12/30/05;
                proceeds $788,372) (b)
                (COST $788,000)                                     $    788,000
                                                                    ------------
TOTAL INVESTMENTS
 (COST $43,385,573)(c)                                       99.9%    52,841,009
OTHER ASSETS IN EXCESS OF LIABILITIES                         0.1         31,140
                                                            -----   ------------
NET ASSETS                                                  100.0%  $ 52,872,149
                                                            =====   ============

  ADR  AMERICAN DEPOSITARY RECEIPT.
  *    NON-INCOME PRODUCING SECURITY.
  (a) A SECURITY WITH TOTAL MARKET VALUE EQUAL TO $0 HAS BEEN VALUED AT ITS FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE FUND'S TRUSTEES.
  (b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
  (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $43,456,231. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $10,278,304 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $893,526, RESULTING IN NET UNREALIZED APPRECIATION OF $9,384,778.

                        SEE NOTES TO FINANCIAL STATEMENTS

GROWTH

SUMMARY OF INVESTMENTS - DECEMBER 31, 2005

                                                            PERCENT OF
INDUSTRY                                   VALUE            NET ASSETS
----------------------------------------------------------------------
Internet Software/Services            $  4,398,106             8.3%
Discount Stores                          3,708,342             7.0
Other Consumer Services                  3,580,992             6.8
Oil & Gas Production                     3,003,252             5.7
Computer Processing Hardware             2,218,712             4.2
Chemicals: Agricultural                  2,203,403             4.2
Wireless Telecommunications              2,194,500             4.1
Medical Specialties                      2,150,525             4.1
Property - Casualty Insurers             1,881,655             3.5
Miscellaneous Commercial Services        1,792,179             3.4
Managed Health Care                      1,665,352             3.1
Hotels/Resorts/Cruiselines               1,523,895             2.9
Air Freight/Couriers                     1,483,381             2.8
Financial Conglomerates                  1,409,240             2.7
Home Improvement Chains                  1,379,356             2.6
Internet Retail                          1,301,340             2.5
Tobacco                                  1,224,437             2.3
Motor Vehicles                           1,199,717             2.3
Recreational Products                    1,197,899             2.3
Casino/Gaming                         $  1,185,030             2.2%
Investment Banks/Brokers                 1,065,721             2.0
Biotechnology                            1,036,000             2.0
Advertising/Marketing Services           1,019,285             1.9
Personnel Services                         914,368             1.7
Financial Publishing/Services              813,815             1.5
Home Building                              791,136             1.5
Semiconductors                             788,625             1.5
Repurchase Agreement                       788,000             1.5
Finance/Rental/Leasing                     786,370             1.5
Insurance Brokers/Services                 781,296             1.5
Specialty Telecommunications               732,786             1.4
Data Processing Services                   729,998             1.4
Industrial Conglomerates                   718,614             1.3
Gas Distributors                           658,590             1.2
Telecommunication Equipment                515,092             1.0
Computer Peripherals                             0             0.0
                                      ------------    ------------
                                      $ 52,841,009            99.9%
                                      ============    ============

                        SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

NUMBER OF
 SHARES                                                                              VALUE
-----------------------------------------------------------------------------------------------
              COMMON STOCKS (97.4%)
              ADVERTISING/MARKETING
              SERVICES (2.3%)
   57,973     Getty Images, Inc.*                                              $      5,175,250
                                                                               ----------------
              APPAREL/FOOTWEAR
              RETAIL (1.2%)
   61,700     Chico's FAS, Inc.*                                                      2,710,481
                                                                               ----------------
              BIOTECHNOLOGY (6.6%)
   50,436     Amgen Inc.*                                                             3,977,383
   47,500     Genentech, Inc.*                                                        4,393,750
   44,000     Genzyme Corp.*                                                          3,114,320
   68,833     Gilead Sciences, Inc.*                                                  3,622,681
                                                                               ----------------
                                                                                     15,108,134
                                                                               ----------------
              CASINO/GAMING (0.9%)
   29,500     Station Casinos, Inc.                                                   2,000,100
                                                                               ----------------
              CHEMICALS: AGRICULTURAL (4.4%)
   94,140     Monsanto Co.                                                            7,298,674
   33,900     Potash Corp. of Saskatchewan,
               Inc. (Canada)                                                          2,719,458
                                                                               ----------------
                                                                                     10,018,132
                                                                               ----------------
              COAL (2.1%)
   59,100     Peabody Energy Corp.                                                    4,871,022
                                                                               ----------------
              COMPUTER PROCESSING
              HARDWARE (6.1%)
  118,600     Apple Computer, Inc.*                                                   8,526,154
  182,800     Dell, Inc.*                                                             5,482,172
                                                                               ----------------
                                                                                     14,008,326
                                                                               ----------------
              DATA PROCESSING SERVICES (1.1%)
   54,600     CheckFree Corp.*                                                        2,506,140
                                                                               ----------------
              DISCOUNT STORES (3.7%)
  152,600     Target Corp.                                                            8,388,422
                                                                               ----------------
              ELECTRONICS/APPLIANCE
              STORES (1.7%)
   88,500     Best Buy Co., Inc.                                                      3,847,980
                                                                               ----------------
              FINANCIAL PUBLISHING/
              SERVICES (2.3%)
   85,400     Moody's Corp.                                                           5,245,268
                                                                               ----------------
              HOME IMPROVEMENT
              CHAINS (1.7%)
   97,900     Home Depot, Inc. (The)                                           $      3,962,992
                                                                               ----------------
              HOTELS/RESORTS/
              CRUISELINES (3.0%)
  130,100     Carnival Corp. (Panama)                                                 6,956,447
                                                                               ----------------
              INDUSTRIAL CONGLOMERATES (1.0%)
   66,200     General Electric Co.                                                    2,320,310
                                                                               ----------------
              INFORMATION TECHNOLOGY
              SERVICES (0.8%)
   35,100     Cognizant Technology
               Solutions Corp. (Class A)*                                             1,767,285
                                                                               ----------------
              INTERNET SOFTWARE/
              SERVICES (9.7%)
   33,347     Google, Inc. (Class A)*                                                13,834,336
  214,248     Yahoo!, Inc.*                                                           8,394,237
                                                                               ----------------
                                                                                     22,228,573
                                                                               ----------------
              INVESTMENT BANKS/
              BROKERS (4.3%)
    4,000     Chicago Mercantile
               Exchange Holdings, Inc.                                                1,469,960
   53,378     Goldman Sachs Group, Inc.
               (The)                                                                  6,816,904
  110,000     Schwab (Charles) Corp. (The)                                            1,613,700
                                                                               ----------------
                                                                                      9,900,564
                                                                               ----------------
              MAJOR BANKS (3.8%)
      820     Sumitomo Mitsui Financial
               Group, Inc. (Japan)                                                    8,686,441
                                                                               ----------------
              MAJOR
              TELECOMMUNICATIONS (2.8%)
  280,038     Sprint Nextel Corp.                                                     6,541,688
                                                                               ----------------
              MANAGED HEALTH CARE (4.4%)
  162,800     UnitedHealth Group Inc.                                                10,116,392
                                                                               ----------------
              MEDICAL SPECIALTIES (7.2%)
   62,275     Alcon, Inc. (Switzerland)                                               8,070,840
   33,600     Dade Behring Holdings, Inc.                                             1,373,904
   15,200     INAMED Corp.*                                                           1,332,736
   75,420     Medtronic, Inc.                                                         4,341,929

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                              VALUE
-----------------------------------------------------------------------------------------------
   30,200     St. Jude Medical, Inc.*                                          $      1,516,040
                                                                               ----------------
                                                                                     16,635,449
                                                                               ----------------
              MISCELLANEOUS COMMERCIAL
              SERVICES (0.4%)
   24,900     Bright Horizons Family
               Solutions, Inc.*                                                         922,545
                                                                               ----------------
              MULTI-LINE INSURANCE (1.1%)
   30,800     Hartford Financial Services
               Group, Inc. (The) (Note 4)                                             2,645,412
                                                                               ----------------
              OIL & GAS PRODUCTION (6.5%)
   47,300     EnCana Corp. (Canada)                                                   2,136,068
   41,800     Southwestern Energy Co.*                                                1,502,292
  204,060     Ultra Petroleum Corp.
               (Canada)*                                                             11,386,548
                                                                               ----------------
                                                                                     15,024,908
                                                                               ----------------
              OTHER CONSUMER SERVICES (5.0%)
   25,115     Apollo Group, Inc. (Class A)*                                           1,518,453
  231,933     eBay, Inc.*                                                            10,031,102
                                                                               ----------------
                                                                                     11,549,555
                                                                               ----------------
              PACKAGED SOFTWARE (1.2%)
   72,500     Adobe Systems, Inc.                                                     2,679,600
                                                                               ----------------
              PERSONNEL SERVICES (2.0%)
  114,500     Monster Worldwide, Inc.*                                                4,673,890
                                                                               ----------------
              PROPERTY - CASUALTY
              INSURERS (1.0%)
      802     Berkshire Hathaway, Inc.
               (Class B)*                                                             2,354,271
                                                                               ----------------
              SEMICONDUCTORS (5.1%)
  237,900     Intel Corp.                                                             5,937,984
  103,300     Marvell Technology Group, Ltd.
               (Bermuda)*                                                             5,794,097
                                                                               ----------------
                                                                                     11,732,081
                                                                               ----------------
              SPECIALTY
              TELECOMMUNICATIONS (1.5%)
  128,317     Crown Castle International
               Corp.*                                                                 3,453,010
                                                                               ----------------
              TELECOMMUNICATION
              EQUIPMENT (0.5%)
   55,100     Corning, Inc.*                                                   $      1,083,266
                                                                               ----------------
              WIRELESS
              TELECOMMUNICATIONS (2.0%)
  158,000     America Movil S.A. de C.V.
               (Series L) (ADR) (Mexico)                                              4,623,080
                                                                               ----------------
              TOTAL COMMON STOCKS
               (COST $170,440,428)                                                  223,737,014
                                                                               ----------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
              SHORT-TERM INVESTMENT (2.7%)
              REPURCHASE AGREEMENT
$   6,117     Joint repurchase agreement
               account 4.25% due 01/03/06
               (dated 12/30/05;
               proceeds $6,119,889) (a)
               (COST $6,117,000)                                                      6,117,000
                                                                               ----------------
TOTAL INVESTMENTS
 (COST $176,557,428) (b)                                           100.1%           229,854,014
LIABILITIES IN EXCESS OF
 OTHER ASSETS                                                       (0.1)              (314,905)
                                                                   -----       ----------------
NET ASSETS                                                         100.0%      $    229,539,109
                                                                   =====       ================

  ADR  AMERICAN DEPOSITARY RECEIPT.
  *    NON-INCOME PRODUCING SECURITY.
  (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
  (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $56,092,650 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,796,064, RESULTING IN NET UNREALIZED APPRECIATION OF $53,296,586.

                        SEE NOTES TO FINANCIAL STATEMENTS

SUMMARY OF INVESTMENTS - DECEMBER 31, 2005

                                                                  PERCENT OF
INDUSTRY                                        VALUE             NET ASSETS
----------------------------------------------------------------------------
Internet Software/Services                 $    22,228,573           9.7%
Medical Specialties                             16,635,449           7.2
Biotechnology                                   15,108,134           6.6
Oil & Gas Production                            15,024,908           6.5
Computer Processing Hardware                    14,008,326           6.1
Semiconductors                                  11,732,081           5.1
Other Consumer Services                         11,549,555           5.0
Managed Health Care                             10,116,392           4.4
Chemicals: Agricultural                         10,018,132           4.4
Investment Banks/Brokers                         9,900,564           4.3
Major Banks                                      8,686,441           3.8
Discount Stores                                  8,388,422           3.7
Hotels/Resorts/Cruiselines                       6,956,447           3.0
Major Telecommunications                         6,541,688           2.8
Repurchase Agreement                             6,117,000           2.7
Financial Publishing/Services                    5,245,268           2.3
Advertising/Marketing Services                   5,175,250           2.3
Coal                                             4,871,022           2.1
Personnel Services                         $     4,673,890           2.0%
Wireless Telecommunications                      4,623,080           2.0
Home Improvement Chains                          3,962,992           1.7
Electronics/Appliance Stores                     3,847,980           1.7
Specialty Telecommunications                     3,453,010           1.5
Apparel/Footwear Retail                          2,710,481           1.2
Packaged Software                                2,679,600           1.2
Multi-Line Insurance                             2,645,412           1.1
Data Processing Services                         2,506,140           1.1
Property - Casualty Insurers                     2,354,271           1.0
Industrial Conglomerates                         2,320,310           1.0
Casino/Gaming                                    2,000,100           0.9
Information Technology Services                  1,767,285           0.8
Telecommunication Equipment                      1,083,266           0.5
Miscellaneous Commercial Services                  922,545           0.4
                                           ---------------         -----
                                           $   229,854,014         100.1%
                                           ===============         =====

                        SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL OPPORTUNITIES

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

NUMBER OF
 SHARES                                                                              VALUE
-----------------------------------------------------------------------------------------------
              COMMON STOCKS (97.8%)
              ADVERTISING/MARKETING
              SERVICES (3.9%)
   17,700     Getty Images, Inc.*                                              $      1,580,079
                                                                               ----------------
              AIR FREIGHT/COURIERS (3.7%)
   19,400     C.H. Robinson Worlwide, Inc.                                              718,382
   11,100     Expeditors International of
               Washington, Inc.                                                         749,361
                                                                               ----------------
                                                                                      1,467,743
                                                                               ----------------
              CASINO/GAMING (5.4%)
   38,300     International Game Technology                                           1,178,874
   14,400     Station Casinos, Inc.                                                     976,320
                                                                               ----------------
                                                                                      2,155,194
                                                                               ----------------
              CHEMICALS: AGRICULTURAL (3.6%)
   18,645     Monsanto Co.                                                            1,445,547
                                                                               ----------------
              DISCOUNT STORES (5.8%)
   27,500     Costco Wholesale Corp.                                                  1,360,425
    8,450     Sears Holdings Corp.*                                                     976,229
                                                                               ----------------
                                                                                      2,336,654
                                                                               ----------------
              ELECTRONIC PRODUCTION
              EQUIPMENT (1.4%)
   21,100     Tessera Technologies, Inc.*                                               545,435
                                                                               ----------------
              FINANCIAL CONGLOMERATES (2.1%)
   16,600     Brookfield Asset Management
               Inc. (Class A) (Canada)                                                  835,478
                                                                               ----------------
              GAS DISTRIBUTORS (1.0%)
    5,100     Questar Corp.                                                             386,070
                                                                               ----------------
              HOME BUILDING (2.9%)
   17,900     Desarrolladora Homex
               S.A. de C.V. (ADR) (Mexico)*                                             549,172
      858     NVR, Inc.*                                                                602,316
                                                                               ----------------
                                                                                      1,151,488
                                                                               ----------------
              HOTELS/RESORTS/
              CRUISELINES (3.1%)
   23,500     Carnival Corp. (Panama)                                                 1,256,545
                                                                               ----------------
              INTERNET RETAIL (1.9%)
   16,300     Amazon.com, Inc.*                                                         768,545
                                                                               ----------------
              INTERNET SOFTWARE/SERVICES (9.1%)
    5,600     Google, Inc. (Class A)*                                          $      2,323,216
   33,600     Yahoo!, Inc.*                                                           1,316,448
                                                                               ----------------
                                                                                      3,639,664
                                                                               ----------------
              INVESTMENT BANKS/
              BROKERS (4.6%)
    2,135     Chicago Mercantile Exchange
               Holdings, Inc.                                                           784,591
   18,783     Greenhill & Co., Inc.                                                   1,054,853
                                                                               ----------------
                                                                                      1,839,444
                                                                               ----------------
              MEDICAL SPECIALTIES (2.3%)
   23,000     Dade Behring Holdings, Inc.                                               940,470
                                                                               ----------------
              MISCELLANEOUS COMMERCIAL
              SERVICES (6.5%)
   22,000     Corporate Executive Board Co.
               (The)                                                                  1,973,400
   15,074     Iron Mountain Inc.*                                                       636,424
                                                                               ----------------
                                                                                      2,609,824
                                                                               ----------------
              MOTOR VEHICLES (1.3%)
   10,300     Harley-Davidson, Inc.                                                     530,347
                                                                               ----------------
              OIL & GAS PRODUCTION (9.4%)
   17,082     Southwestern Energy Co.*                                                  613,927
   56,600     Ultra Petroleum Corp.
               (Canada)*                                                              3,158,280
                                                                               ----------------
                                                                                      3,772,207
                                                                               ----------------
              OTHER CONSUMER SERVICES (7.0%)
   48,100     eBay, Inc.*                                                             2,080,325
    7,500     Strayer Education, Inc.                                                   702,750
      457     Homestore Inc.*                                                             2,335
                                                                               ----------------
                                                                                      2,785,410
                                                                               ----------------
              PACKAGED SOFTWARE (2.9%)
   21,700     Red Hat, Inc.*                                                            591,108
   18,400     Salesforce.com Inc.*                                                      589,720
                                                                               ----------------
                                                                                      1,180,828
                                                                               ----------------
              PERSONNEL SERVICES (2.1%)
   20,300     Monster Worldwide, Inc.*                                                  828,646
                                                                               ----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                              VALUE
-----------------------------------------------------------------------------------------------
              PROPERTY - CASUALTY
              INSURERS (3.0%)
      408     Berkshire Hathaway, Inc.
               (Class B)*                                                      $      1,197,684
                                                                               ----------------
              RECREATIONAL PRODUCTS (2.4%)
   18,000     Electronic Arts, Inc.*                                                    941,580
                                                                               ----------------
              RESTAURANTS (1.4%)
   11,120     P.F. Chang's China
               Bistro, Inc.*                                                            551,886
                                                                               ----------------
              SEMICONDUCTORS (1.5%)
   10,400     Marvell Technology Group, Ltd.
               (Bermuda)*                                                               583,336
                                                                               ----------------
              SERVICES TO THE HEALTH
              INDUSTRY (2.2%)
   14,827     Stericycle, Inc.*                                                         873,014
                                                                               ----------------
              SPECIALTY
              TELECOMMUNICATIONS (2.6%)
   38,018     Crown Castle
               International Corp.*                                                   1,023,064
                                                                               ----------------
              WIRELESS
              TELECOMMUNICATIONS (4.7%)
   63,900     America Movil S.A. de C.V.
               (Series L) (ADR) (Mexico)                                              1,869,714
                                                                               ----------------
              TOTAL COMMON STOCKS
               (COST $29,848,213)                                                    39,095,896
                                                                               ----------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                            VALUE
-----------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (2.3%)
              REPURCHASE AGREEMENT
$     919     Joint repurchase agreement
               account 4.25% due 01/03/06
               (dated 12/30/05;
               proceeds $919,434) (a)
              (COST $919,000)                                                  $        919,000
                                                                               ----------------

TOTAL INVESTMENTS
 (COST $30,767,213) (b)                                            100.1%            40,014,896
LIABILITIES IN EXCESS OF
 OTHER ASSETS                                                       (0.1)               (30,907)
                                                                   -----       ----------------
NET ASSETS                                                         100.0%      $     39,983,989
                                                                   =====       ================

  ADR  AMERICAN DEPOSITARY RECEIPT.
  *    NON-INCOME PRODUCING SECURITY.
  (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
  (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $30,770,065. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $9,695,047 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $450,216, RESULTING IN NET UNREALIZED APPRECIATION OF $9,244,831.

                        SEE NOTES TO FINANCIAL STATEMENTS

SUMMARY OF INVESTMENTS - DECEMBER 31, 2005

                                                                  PERCENT OF
INDUSTRY                                        VALUE             NET ASSETS
----------------------------------------------------------------------------
Oil & Gas Production                       $     3,772,207           9.4%
Internet Software/Services                       3,639,664           9.1
Other Consumer Services                          2,785,410           7.0
Miscellaneous Commercial Services                2,609,824           6.5
Discount Stores                                  2,336,654           5.8
Casino/Gaming                                    2,155,194           5.4
Wireless Telecommunications                      1,869,714           4.7
Investment Banks/Brokers                         1,839,444           4.6
Advertising/Marketing Services                   1,580,079           3.9
Air Freight/Couriers                             1,467,743           3.7
Chemicals: Agricultural                          1,445,547           3.6
Hotels/Resorts/Cruiselines                       1,256,545           3.1
Property - Casualty Insurers                     1,197,684           3.0
Home Building                                    1,151,488           2.9
Packaged Software                                1,180,828           2.9
Specialty Telecommunications               $     1,023,064           2.6%
Recreational Products                              941,580           2.4
Medical Specialties                                940,470           2.3
Repurchase Agreement                               919,000           2.3
Services to the Health Industry                    873,014           2.2
Financial Conglomerates                            835,478           2.1
Personnel Services                                 828,646           2.1
Internet Retail                                    768,545           1.9
Semiconductors                                     583,336           1.5
Restaurants                                        551,886           1.4
Electronic Production Equipment                    545,435           1.4
Motor Vehicles                                     530,347           1.3
Gas Distributors                                   386,070           1.0
                                           ---------------         -----
                                           $    40,014,896         100.1%
                                           ===============         =====

                        SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

NUMBER OF
 SHARES                                                                              VALUE
-----------------------------------------------------------------------------------------------
              COMMON STOCKS (99.2%)
              AUSTRALIA (3.2%)
              BEVERAGES: ALCOHOLIC
  404,900     McGuigan Simeon Wines Ltd.                                       $        861,048
                                                                               ----------------
              DATA PROCESSING SERVICES
  143,000     Computershare Ltd.                                                        712,012
                                                                               ----------------
              OTHER CONSUMER SERVICES
  146,000     A.B.C. Learning Centres Ltd.                                              770,845
                                                                               ----------------
              TOTAL AUSTRALIA                                                         2,343,905
                                                                               ----------------
              BERMUDA (3.3%)
              INSURANCE BROKERS/SERVICES
   33,900     Willis Group Holdings Ltd.                                              1,252,266
                                                                               ----------------
              MULTI-LINE INSURANCE
   37,700     Axis Capital Holdings Ltd.                                              1,179,256
                                                                               ----------------
              TOTAL BERMUDA                                                           2,431,522
                                                                               ----------------
              BRITISH VIRGIN ISLANDS (1.5%)
              ELECTRONIC EQUIPMENT/INSTRUMENTS
   48,200     Nam Tai Electronics, Inc.                                               1,084,500
                                                                               ----------------
              CANADA (2.2%)
              BIOTECHNOLOGY
   51,900     Angiotech Pharmaceuticals,
               Inc.*                                                                    682,485
                                                                               ----------------
              FOOD: SPECIALTY/CANDY
  184,300     SunOpta Inc.*                                                             969,418
                                                                               ----------------
              TOTAL CANADA                                                            1,651,903
                                                                               ----------------
              DENMARK (1.5%)
              MAJOR BANKS
   30,700     Danske Bank A/S                                                         1,080,712
                                                                               ----------------
              GERMANY (6.0%)
              APPAREL/FOOTWEAR
    5,300     Adidas-Salomon AG                                                       1,003,523
                                                                               ----------------
              FINANCE/RENTAL/LEASING
   18,200     Grenkeleasing AG                                                        1,040,280
                                                                               ----------------
              FINANCIAL CONGLOMERATES
   22,200     Hypo Real Estate Holding AG                                             1,155,420
                                                                               ----------------
              PHARMACEUTICALS: MAJOR
   18,000     Schering AG                                                      $      1,205,648
                                                                               ----------------
              TOTAL GERMANY                                                           4,404,871
                                                                               ----------------
              HONG KONG (6.1%)
              AGRICULTURAL COMMODITIES/MILLING
2,502,000     Global Bio-Chem Technology
               Group Co., Ltd.                                                        1,097,015
                                                                               ----------------
              APPAREL/FOOTWEAR RETAIL
  274,500     Esprit Holdings Ltd.                                                    1,950,474
                                                                               ----------------
              COMPUTER PROCESSING HARDWARE
1,588,000     Lenovo Group Ltd.                                                         732,104
                                                                               ----------------
              WHOLESALE DISTRIBUTORS
  344,000     Li & Fung Ltd.                                                            663,202
                                                                               ----------------
              TOTAL HONG KONG                                                         4,442,795
                                                                               ----------------
              ISRAEL (2.0%)
              PHARMACEUTICALS: OTHER
   33,700     Teva Pharmaceutical
               Industries Ltd. (ADR)                                                  1,449,437
                                                                               ----------------
              ITALY (2.6%)
              MAJOR BANKS
  281,700     UniCredito Italiano SpA                                                 1,940,177
                                                                               ----------------
              JAPAN (3.7%)
              HOME BUILDING
   35,200     Daito Trust Construction
               Co., Ltd.                                                              1,819,661
                                                                               ----------------
              INDUSTRIAL MACHINERY
   42,200     OSG Corp.                                                                 874,398
                                                                               ----------------
              TOTAL JAPAN                                                             2,694,059
                                                                               ----------------
              MEXICO (1.3%)
              BEVERAGES: NON-ALCOHOLIC
   13,500     Fomento Economico Mexicano,
               S.A. de C.V. (ADR) (Units)+                                              978,885
                                                                               ----------------
              NORWAY (1.1%)
              TELECOMMUNICATION EQUIPMENT
  129,600     Tandberg ASA                                                              792,584
                                                                               ----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                              VALUE
-----------------------------------------------------------------------------------------------
              SINGAPORE (4.2%)
              AIRLINES
  159,100     Singapore Airlines Ltd.                                          $      1,186,100
                                                                               ----------------
              ELECTRONIC COMPONENTS
  117,760     Flextronics International Ltd.*                                         1,229,414
                                                                               ----------------
              MARINE SHIPPING
  513,000     Cosco Corp Ltd.                                                           666,194
                                                                               ----------------
              TOTAL SINGAPORE                                                         3,081,708
                                                                               ----------------
              SOUTH AFRICA (1.1%)
              PHARMACEUTICALS: GENERIC DRUGS
  156,500     Aspen Pharmacare
               Holdings Ltd.*                                                           823,749
                                                                               ----------------
              SPAIN (7.0%)
              APPAREL/FOOTWEAR RETAIL
   25,200     Industria de Diseno Textil, S.A.                                          821,587
                                                                               ----------------
              BROADCASTING
   36,900     Antena 3 Television S.A.                                                  879,463
   47,000     Gestevision Telecinco S.A.                                              1,185,814
                                                                               ----------------
                                                                                      2,065,277
                                                                               ----------------
              MAJOR BANKS
  109,100     Banco Santander Central
               Hispano S.A.                                                           1,439,565
                                                                               ----------------
              MAJOR TELECOMMUNICATIONS
   55,100     Telefonica S.A.                                                           828,760
                                                                               ----------------
              TOTAL SPAIN                                                             5,155,189
                                                                               ----------------
              TAIWAN (1.7%)
              SEMICONDUCTORS
  122,800     Taiwan Semiconductor
               Manufacturing Co. Ltd.
               (ADR)                                                                  1,216,948
                                                                               ----------------
              UNITED KINGDOM (10.2%)
              BEVERAGES: ALCOHOLIC
   77,800     SABMiller PLC                                                           1,419,953
                                                                               ----------------
              HOTELS/RESORTS/CRUISELINES
   19,900     Carnival PLC                                                            1,129,655
                                                                               ----------------
              INVESTMENT MANAGERS
   39,900     Man Group PLC                                                    $      1,310,947
                                                                               ----------------
              MAJOR BANKS
   38,500     Royal Bank of Scotland
               Group PLC                                                              1,162,296
   51,000     Standard Chartered PLC                                                  1,136,106
                                                                               ----------------
                                                                                      2,298,402
                                                                               ----------------
              PHARMACEUTICALS: OTHER
  105,500     Shire PLC                                                               1,350,219
                                                                               ----------------
              TOTAL UNITED KINGDOM                                                    7,509,176
                                                                               ----------------
              UNITED STATES (40.5%)
              AEROSPACE & DEFENSE
   17,210     Northrop Grumman Corp.                                                  1,034,493
   24,180     Raytheon Co.                                                              970,827
                                                                               ----------------
                                                                                      2,005,320
                                                                               ----------------
              AGRICULTURAL COMMODITIES/
              MILLING
   53,615     Archer-Daniels-Midland Co.                                              1,322,146
                                                                               ----------------
              APPAREL/FOOTWEAR
   40,500     Under Armour, Inc. (Class A)*                                           1,551,555
                                                                               ----------------
              BIOTECHNOLOGY
   23,915     Gilead Sciences, Inc.*                                                  1,258,647
                                                                               ----------------
              CHEMICALS: AGRICULTURAL
   13,530     Monsanto Co.                                                            1,048,981
                                                                               ----------------
              CHEMICALS: MAJOR DIVERSIFIED
   17,050     Dow Chemical Co. (The)                                                    747,131
                                                                               ----------------
              COMPUTER COMMUNICATIONS
   54,130     Cisco Systems, Inc.*                                                      926,706
                                                                               ----------------
              COMPUTER PROCESSING HARDWARE
   30,660     Apple Computer, Inc.*                                                   2,204,147
                                                                               ----------------
              DISCOUNT STORES
   20,735     Costco Wholesale Corp.                                                  1,025,760
                                                                               ----------------
              ELECTRICAL PRODUCTS
   14,205     Emerson Electric Co.                                                    1,061,114
                                                                               ----------------
              ELECTRONIC COMPONENTS
   25,200     Amphenol Corp. (Class A)                                                1,115,352
                                                                               ----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                              VALUE
-----------------------------------------------------------------------------------------------
              ENVIRONMENTAL SERVICES
   31,860     Waste Management, Inc.                                           $        966,951
                                                                               ----------------
              FINANCIAL CONGLOMERATES
   15,780     American Express Co.                                                      812,039
                                                                               ----------------
              FOOD: MAJOR DIVERSIFIED
   23,645     Kellogg Co.                                                             1,021,937
                                                                               ----------------
              FOOD: MEAT/FISH/DAIRY
   27,305     Dean Foods Co.*                                                         1,028,306
                                                                               ----------------
              MEDIA CONGLOMERATES
   84,800     News Corp Inc. (Class A)                                                1,318,640
                                                                               ----------------
              MEDICAL SPECIALTIES
   19,950     Bard (C.R.), Inc.                                                       1,315,104
   15,805     Fisher Scientific
               International, Inc.*                                                     977,697
                                                                               ----------------
                                                                                      2,292,801
                                                                               ----------------
              OIL & GAS PRODUCTION
   20,110     Burlington Resources, Inc.                                              1,733,482
                                                                               ----------------
              PHARMACEUTICALS: MAJOR
   24,550     Johnson & Johnson                                                       1,475,455
                                                                               ----------------
              SEMICONDUCTORS
   56,320     Intel Corp.                                                             1,405,747
                                                                               ----------------
              SPECIALTY STORES
   23,180     Bed Bath & Beyond Inc.*                                                   837,957
                                                                               ----------------
              TELECOMMUNICATION EQUIPMENT
   69,480     Corning, Inc.*                                                          1,365,977
                                                                               ----------------
              TRUCKS/CONSTRUCTION/
              FARM MACHINERY
   20,270     Caterpillar Inc.                                                        1,170,998
                                                                               ----------------
              TOTAL UNITED STATES                                                    29,697,149
                                                                               ----------------
              TOTAL COMMON STOCKS
               (COST $64,420,594)                                                    72,779,269
                                                                               ----------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                            VALUE
-----------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (0.8%)
              REPURCHASE AGREEMENT
$     550     Joint repurchase agreement
               account 4.25% due 01/03/06
               (dated 12/30/05; proceeds
               $550,260) (a)
               (COST $550,000)                                                 $        550,000
                                                                               ----------------

TOTAL INVESTMENTS
 (COST $64,970,594) (b)                                            100.0%            73,329,269
OTHER ASSETS IN EXCESS OF
LIABILITIES                                                          0.0                 23,087
                                                                   -----       ----------------
NET ASSETS                                                         100.0%      $     73,352,356
                                                                   =====       ================

  ADR  AMERICAN DEPOSITARY RECEIPT.
  *    NON-INCOME PRODUCING SECURITY.
  + CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
  (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
  (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $10,108,315 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,749,640, RESULTING IN NET UNREALIZED APPRECIATION OF $8,358,675.

                        SEE NOTES TO FINANCIAL STATEMENTS

SUMMARY OF INVESTMENTS - DECEMBER 31, 2005

                                                                  PERCENT OF
INDUSTRY                                        VALUE             NET ASSETS
----------------------------------------------------------------------------
Major Banks                                $     6,758,856           9.2%
Computer Processing Hardware                     2,936,251           4.0
Pharmaceuticals: Other                           2,799,656           3.8
Apparel/Footwear Retail                          2,772,061           3.8
Pharmaceuticals: Major                           2,681,103           3.7
Semiconductors                                   2,622,695           3.6
Apparel/Footwear                                 2,555,078           3.5
Agricultural Commodities/Milling                 2,419,161           3.3
Electronic Components                            2,344,766           3.2
Medical Specialties                              2,292,801           3.1
Beverages: Alcoholic                             2,281,001           3.1
Telecommunication Equipment                      2,158,561           2.9
Broadcasting                                     2,065,277           2.8
Aerospace & Defense                              2,005,320           2.7
Financial Conglomerates                          1,967,459           2.7
Biotechnology                                    1,941,132           2.7
Home Building                                    1,819,661           2.5
Oil & Gas Production                             1,733,482           2.4
Media Conglomerates                              1,318,640           1.8
Investment Managers                              1,310,947           1.8
Insurance Brokers/Services                       1,252,266           1.7
Airlines                                         1,186,100           1.6
Multi-Line Insurance                             1,179,256           1.6
Trucks/Construction/Farm Machinery         $     1,170,998           1.6%
Hotels/Resorts/Cruiselines                       1,129,655           1.5
Electronic Equipment/Instruments                 1,084,500           1.5
Electrical Products                              1,061,114           1.5
Chemicals: Agricultural                          1,048,981           1.4
Finance/Rental/Leasing                           1,040,280           1.4
Food: Meat/Fish/Dairy                            1,028,306           1.4
Discount Stores                                  1,025,760           1.4
Food: Major Diversified                          1,021,937           1.4
Beverages: Non-Alcoholic                           978,885           1.3
Food: Specialty/Candy                              969,418           1.3
Environmental Services                             966,951           1.3
Computer Communications                            926,706           1.3
Industrial Machinery                               874,398           1.2
Specialty Stores                                   837,957           1.1
Major Telecommunications                           828,760           1.1
Pharmaceuticals: Generic Drugs                     823,749           1.1
Other Consumer Services                            770,845           1.1
Chemicals: Major Diversified                       747,131           1.0
Data Processing Services                           712,012           1.0
Marine Shipping                                    666,194           0.9
Wholesale Distributors                             663,202           0.9
Repurchase Agreement                               550,000           0.8
                                           ---------------         -----
                                           $    73,329,269         100.0%
                                           ===============         =====

                        SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

NUMBER OF
 SHARES                                                                              VALUE
-----------------------------------------------------------------------------------------------
              COMMON STOCKS (98.6%)
              ADVERTISING/MARKETING
              SERVICES (4.8%)
   22,746     Getty Images, Inc.*                                              $      2,030,535
   18,400     Lamar Advertising Co.
               (Class A)*                                                               848,976
                                                                               ----------------
                                                                                      2,879,511
                                                                               ----------------
              AIR FREIGHT/COURIERS (4.6%)
   36,300     C.H. Robinson Worlwide, Inc.                                            1,344,189
   20,900     Expeditors International of
               Washington, Inc.                                                       1,410,959
                                                                               ----------------
                                                                                      2,755,148
                                                                               ----------------
              APPAREL/FOOTWEAR RETAIL (1.0%)
   13,650     Chico's FAS, Inc.*                                                        599,644
                                                                               ----------------
              BIOTECHNOLOGY (1.9%)
   12,200     Gen-Probe Inc.*                                                           595,238
   10,100     Techne Corp.*                                                             567,115
                                                                               ----------------
                                                                                      1,162,353
                                                                               ----------------
              CASINO/GAMING (6.5%)
   59,000     International Game
               Technology                                                             1,816,020
   17,975     Station Casinos, Inc.                                                   1,218,705
   15,140     Wynn Resorts, Ltd.*                                                       830,429
                                                                               ----------------
                                                                                      3,865,154
                                                                               ----------------
              CONSTRUCTION MATERIALS (1.0%)
    9,550     Rinker Group Ltd. (ADR)
               (Australia)                                                              572,809
                                                                               ----------------
              DATA PROCESSING SERVICES (1.0%)
   12,400     CheckFree Corp.*                                                          569,160
                                                                               ----------------
              ELECTRONIC PRODUCTION
              EQUIPMENT (1.0%)
   22,700     Tessera Technologies, Inc.*                                               586,795
                                                                               ----------------
              FINANCIAL CONGLOMERATES (2.1%)
   24,700     Brookfield Asset
               Management Inc. (Class A)
               (Canada)                                                               1,243,151
                                                                               ----------------
              GAS DISTRIBUTORS (1.0%)
    8,200     Questar Corp.                                                             620,740
                                                                               ----------------
              HOME BUILDING (2.8%)
   25,250     Desarrolladora Homex S.A.
               de C.V. (ADR) (Mexico)*                                         $        774,670
    1,251     NVR, Inc.*                                                                878,202
                                                                               ----------------
                                                                                      1,652,872
                                                                               ----------------
              HOTELS/RESORTS/
              CRUISELINES (1.0%)
   14,200     Gaylord Entertainment Co.*                                                618,978
                                                                               ----------------
              INSURANCE BROKERS/
              SERVICES (2.1%)
   22,700     Brown & Brown, Inc.                                                       693,258
   12,200     ChoicePoint, Inc.*                                                        543,022
                                                                               ----------------
                                                                                      1,236,280
                                                                               ----------------
              INTERNET SOFTWARE/
              SERVICES (1.4%)
   10,200     Netease.com Inc. (ADR)
               (Cayman Islands)*                                                        572,832
   12,200     SINA Corp. (Cayman Islands)*                                              294,752
                                                                               ----------------
                                                                                        867,584
                                                                               ----------------
              INVESTMENT BANKS/
              BROKERS (3.1%)
   28,200     Ameritrade Holding Corp.*                                                 676,800
    3,165     Chicago Mercantile Exchange
               Holdings, Inc.                                                         1,163,106
                                                                               ----------------
                                                                                      1,839,906
                                                                               ----------------
              INVESTMENT MANAGERS (1.6%)
   30,081     Calamos Asset Management
               Inc. (Class A)                                                           946,047
                                                                               ----------------
              MEDICAL SPECIALTIES (2.4%)
   35,100     Dade Behring Holdings, Inc.                                             1,435,239
                                                                               ----------------
              MEDICAL/NURSING SERVICES (1.0%)
   11,300     DaVita, Inc.*                                                             572,232
                                                                               ----------------
              MISCELLANEOUS COMMERCIAL
              SERVICES (6.5%)
   26,025     Corporate Executive
               Board Co. (The)                                                        2,334,443
   36,955     Iron Mountain Inc.*                                                     1,560,240
                                                                               ----------------
                                                                                      3,894,683
                                                                               ----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                              VALUE
-----------------------------------------------------------------------------------------------
              MISCELLANEOUS
              MANUFACTURING (1.4%)
   24,500     Pentair, Inc.                                                    $        845,740
                                                                               ----------------
              MOTOR VEHICLES (1.6%)
   18,300     Harley-Davidson, Inc.                                                     942,267
                                                                               ----------------
              MOVIES/ENTERTAINMENT (1.0%)
   13,000     International Speedway Corp.
               (Class A)                                                                622,700
                                                                               ----------------
              OIL & GAS PRODUCTION (7.8%)
   35,248     Southwestern Energy Co.*                                                1,266,813
   60,990     Ultra Petroleum Corp.
               (Canada)*                                                              3,403,242
                                                                               ----------------
                                                                                      4,670,055
                                                                               ----------------
              OTHER CONSUMER SERVICES (6.9%)
   19,600     Career Education Corp.*                                                   660,912
    5,830     HomeStore, Inc.*                                                           29,735
   37,500     Expedia, Inc.*                                                            898,500
   19,400     ITT Educational
               Services, Inc.*                                                        1,146,734
   10,500     Strayer Education, Inc.                                                   983,850
    9,300     Weight Watchers
               International, Inc.*                                                     459,699
                                                                               ----------------
                                                                                      4,179,430
                                                                               ----------------
              PACKAGED SOFTWARE (3.4%)
   38,000     Red Hat, Inc.*                                                          1,035,120
   30,600     Salesforce.com Inc.*                                                      980,730
                                                                               ----------------
                                                                                      2,015,850
                                                                               ----------------
              PERSONNEL SERVICES (3.4%)
   49,300     Monster Worldwide, Inc.*                                                2,012,426
                                                                               ----------------
              PROPERTY - CASUALTY
              INSURERS (0.8%)
      845     White Mountains Insurance
               Group, Ltd. (Bermuda)                                                    471,975
                                                                               ----------------
              REAL ESTATE DEVELOPMENT (2.2%)
   12,075     CB Richard Ellis Group, Inc.
               (Class A)*                                                               710,614
    8,677     St. Joe Co. (The)                                                         583,268
                                                                               ----------------
                                                                                      1,293,882
                                                                               ----------------
              RECREATIONAL PRODUCTS (2.1%)
   92,388     Activision, Inc.*                                                $      1,269,411
                                                                               ----------------
              RESTAURANTS (4.0%)
   16,700     Cheesecake Factory,
               Inc. (The)*                                                              624,413
   16,600     P.F. Chang's China Bistro,
               Inc.*                                                                    823,858
   17,600     Wendy's International, Inc.                                               972,576
                                                                               ----------------
                                                                                      2,420,847
                                                                               ----------------
              SEMICONDUCTORS (2.1%)
   20,900     Freescale Semiconductor Inc.
               (Class A)*                                                               526,471
   12,600     Marvell Technology Group, Ltd.
               (Bermuda)*                                                               706,734
                                                                               ----------------
                                                                                      1,233,205
                                                                               ----------------
              SERVICES TO THE HEALTH
              INDUSTRY (2.2%)
   22,782     Stericycle, Inc.*                                                       1,341,404
                                                                               ----------------
              SPECIALTY STORES (4.3%)
   19,600     AutoZone, Inc.*                                                         1,798,300
   14,970     Tractor Supply Co.*                                                       792,512
                                                                               ----------------
                                                                                      2,590,812
                                                                               ----------------
              SPECIALTY
              TELECOMMUNICATIONS (2.5%)
   54,982     Crown Castle International
               Corp.*                                                                 1,479,566
                                                                               ----------------
              TOBACCO (1.5%)
   21,100     Loews Corp. - Carolina Group                                              928,189
                                                                               ----------------
              WHOLESALE DISTRIBUTORS (1.0%)
   16,000     SCP Pool Corp.                                                            595,520
                                                                               ----------------
              WIRELESS
              TELECOMMUNICATIONS (3.6%)
   49,000     NII Holdings, Inc. (Class B)*                                           2,140,320
                                                                               ----------------
              TOTAL COMMON STOCKS
               (COST $47,890,255)                                                    58,971,885
                                                                               ----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                            VALUE
-----------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (1.5%)
              REPURCHASE AGREEMENT
$     906     Joint repurchase agreement
               account 4.25% due 01/03/06
               (dated 12/30/05; proceeds
               $906,428) (a)
               (COST $906,000)                                                 $        906,000
                                                                               ----------------
TOTAL INVESTMENTS
(COST $48,796,255) (b)                                             100.1%            59,877,885
LIABILITIES IN EXCESS OF
 OTHER ASSETS                                                      (0.1)                (57,470)
                                                                   -----       ----------------
NET ASSETS                                                         100.0%      $     59,820,415
                                                                   =====       ================

  ADR  AMERICAN DEPOSITARY RECEIPT.
  *    NON-INCOME PRODUCING SECURITY.
  (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
  (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $48,819,183. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $12,322,877 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,264,175, RESULTING IN NET UNREALIZED APPRECIATION OF $11,058,702.

                        SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH

SUMMARY OF INVESTMENTS - DECEMBER 31, 2005

                                                                  PERCENT OF
INDUSTRY                                        VALUE             NET ASSETS
----------------------------------------------------------------------------
Oil & Gas Production                       $     4,670,055           7.8%
Other Consumer Services                          4,179,430           6.9
Miscellaneous Commercial Services                3,894,683           6.5
Casino/Gaming                                    3,865,154           6.5
Advertising/Marketing Services                   2,879,511           4.8
Air Freight/Couriers                             2,755,148           4.6
Specialty Stores                                 2,590,812           4.3
Restaurants                                      2,420,847           4.0
Wireless Telecommunications                      2,140,320           3.6
Packaged Software                                2,015,850           3.4
Personnel Services                               2,012,426           3.4
Investment Banks/Brokers                         1,839,906           3.1
Home Building                                    1,652,872           2.8
Specialty Telecommunications                     1,479,566           2.5
Medical Specialties                              1,435,239           2.4
Services to the Health Industry                  1,341,404           2.2
Real Estate Development                          1,293,882           2.2
Recreational Products                            1,269,411           2.1
Financial Conglomerates                    $     1,243,151           2.1%
Insurance Brokers/Services                       1,236,280           2.1
Semiconductors                                   1,233,205           2.1
Biotechnology                                    1,162,353           1.9
Investment Managers                                946,047           1.6
Motor Vehicles                                     942,267           1.6
Repurchase Agreement                               906,000           1.5
Tobacco                                            928,189           1.5
Miscellaneous Manufacturing                        845,740           1.4
Internet Software/Services                         867,584           1.4
Movies/Entertainment                               622,700           1.0
Gas Distributors                                   620,740           1.0
Hotels/Resorts/Cruiselines                         618,978           1.0
Apparel/Footwear Retail                            599,644           1.0
Wholesale Distributors                             595,520           1.0
Electronic Production Equipment                    586,795           1.0
Construction Materials                             572,809           1.0
Medical/Nursing Services                           572,232           1.0
Data Processing Services                           569,160           1.0
Property - Casualty Insurers                       471,975           0.8
                                           ---------------         -----
                                           $    59,877,885         100.1%
                                           ===============         =====

                        SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been intentionally left blank.)

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                     MONEY          FLEXIBLE           BALANCED
                                                    MARKET           INCOME             GROWTH
                                                --------------   --------------     --------------
ASSETS:
Investments in securities, at value*            $   88,130,819   $   61,211,590     $   94,203,880
Investment in affiliates**                                  --           44,568            671,310
Cash                                                     6,639          100,941+             7,388
Receivable for:
  Investments sold                                          --               --                 --
  Interest                                              43,713          659,954            323,514
  Dividends                                                 --               --             73,622
  Shares of beneficial interest sold                   966,367           22,163              6,041
  Foreign withholding taxes reclaimed                       --               --                 --
  Variation margin                                          --              859              2,672
Prepaid expenses and other assets                        2,506            2,817              3,591
                                                --------------   --------------     --------------
  TOTAL ASSETS                                      89,150,044       62,042,892         95,292,018
                                                --------------   --------------     --------------
LIABILITIES:
Payable for:
  Investments purchased                                     --          210,428          2,471,284
  Shares of beneficial interest redeemed                43,473          312,824            103,322
  Investment advisory fee                               32,561           16,789             41,257
  Variation margin                                          --               --                 --
  Distribution fee                                       7,401            5,481              5,937
  Administration fee                                     3,618            4,197              6,347
  Transfer agent fee                                       500              500                500
Accrued expenses and other payables                     22,881          113,073             30,000
                                                --------------   --------------     --------------
    TOTAL LIABILITIES                                  110,434          663,292          2,658,647
                                                --------------   --------------     --------------
NET ASSETS                                      $   89,039,610   $   61,379,600     $   92,633,371
                                                ==============   ==============     ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                 $   89,039,554   $   85,417,143     $   76,971,239
Accumulated undistributed net investment
  income (net investment loss)                              56          480,573            (99,929)
Accumulated net realized gain (loss)                        --      (20,691,088)         3,409,721
Net unrealized appreciation (depreciation)                  --       (3,827,028)        12,352,340
                                                --------------   --------------     --------------
NET ASSETS                                      $   89,039,610   $   61,379,600     $   92,633,371
                                                ==============   ==============     ==============
*COST                                           $   88,130,819   $   65,025,068     $   82,120,523
                                                ==============   ==============     ==============
CLASS X SHARES:
Net Assets                                      $   52,029,914   $   35,755,422     $   64,663,299
Shares Outstanding (unlimited authorized
  shares of $.01 par value)                         52,029,868        4,866,697          3,831,190
    NET ASSET VALUE PER SHARE                   $         1.00   $         7.35     $        16.88
                                                ==============   ==============     ==============
CLASS Y SHARES:
Net Assets                                      $   37,009,696   $   25,624,178     $   27,970,072
Shares Outstanding (unlimited authorized
  shares of $.01 par value)                         37,009,685        3,497,795          1,660,916
    NET ASSET VALUE PER SHARE                   $         1.00   $         7.33     $        16.84
                                                ==============   ==============     ==============

----------
**   COST OF $44,948, $377,755, $339,988 AND $2,293,491, RESPECTIVELY.
+    INCLUDING $100,000 SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                       EQUALLY-
                                                                    DIVIDEND           WEIGHTED
                                                  UTILITIES          GROWTH            S&P 500           GROWTH
                                                --------------   --------------     --------------   --------------
ASSETS:
Investments in securities, at value*            $   76,057,157   $  305,342,919     $  220,245,005   $   52,841,009
Investment in affiliates**                                  --               --            873,526               --
Cash                                                       934              342                 --            3,064
Receivable for:
  Investments sold                                          --          512,484            416,392               --
  Interest                                              20,329            2,490              1,093               --
  Dividends                                            164,728          234,575            263,611           65,844
  Shares of beneficial interest sold                     1,187              263             47,679           22,431
  Foreign withholding taxes reclaimed                       --           13,042                 --               --
  Variation margin                                          --               --                 --               --
Prepaid expenses and other assets                        3,684            9,110             12,563            2,426
                                                --------------   --------------     --------------   --------------
  TOTAL ASSETS                                      76,248,019      306,115,225        221,859,869       52,934,774
                                                --------------   --------------     --------------   --------------
LIABILITIES:
Payable for:
  Investments purchased                                     --               --            302,906               --
  Shares of beneficial interest redeemed                89,142          324,331            161,099            9,532
  Investment advisory fee                               37,381          137,971             22,813           22,878
  Variation margin                                          --               --             11,475               --
  Distribution fee                                       3,494           12,082             21,638            4,660
  Administration fee                                     5,247           21,225             15,208            3,660
  Transfer agent fee                                       500              500                500              500
Accrued expenses and other payables                     22,573           41,375             51,296           21,395
                                                --------------   --------------     --------------   --------------
    TOTAL LIABILITIES                                  158,337          537,484            586,935           62,625
                                                --------------   --------------     --------------   --------------
NET ASSETS                                      $   76,089,682   $  305,577,741     $  221,272,934   $   52,872,149
                                                ==============   ==============     ==============   ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                 $   77,105,038   $  370,833,541     $  124,693,377   $   77,069,561
Accumulated undistributed net investment
  income (net investment loss)                          16,244            8,286          2,558,833              (57)
Accumulated net realized gain (loss)               (28,741,181)    (138,182,634)        11,035,369      (33,652,791)
Net unrealized appreciation (depreciation)          27,709,581       72,918,548         82,985,355        9,455,436
                                                --------------   --------------     --------------   --------------
NET ASSETS                                      $   76,089,682   $  305,577,741     $  221,272,934   $   52,872,149
                                                ==============   ==============     ==============   ==============
*COST                                           $   48,347,576   $  232,424,371     $  137,776,042   $   43,385,573
                                                ==============   ==============     ==============   ==============
CLASS X SHARES:
Net Assets                                      $   59,823,069   $  249,516,293     $  120,117,214   $   31,125,668
Shares Outstanding (unlimited authorized
  shares of $.01 par value)                          2,791,023       15,141,414          4,671,134        1,778,046
    NET ASSET VALUE PER SHARE                   $        21.43   $        16.48     $        25.71   $        17.51
                                                ==============   ==============     ==============   ==============
CLASS Y SHARES:
Net Assets                                      $   16,266,613   $   56,061,448     $  101,155,720   $   21,746,481
Shares Outstanding (unlimited authorized
  shares of $.01 par value)                            759,444        3,406,989          3,970,646        1,254,743
    NET ASSET VALUE PER SHARE                   $        21.42   $        16.45     $        25.48   $        17.33
                                                ==============   ==============     ==============   ==============

                                                   AMERICAN         CAPITAL                            DEVELOPING
                                                OPPORTUNITIES    OPPORTUNITIES      GLOBAL EQUITY        GROWTH
                                                --------------   --------------     --------------   --------------
ASSETS:
Investments in securities, at value*            $  227,208,602   $   40,014,896     $   73,329,269   $   59,877,885
Investment in affiliates**                           2,645,412               --                 --               --
Cash                                                     8,391            2,251                 --              375
Receivable for:
  Investments sold                                          --               --                 --               --
  Interest                                               1,444              217                 --              214
  Dividends                                            116,338           44,370             67,076           12,185
  Shares of beneficial interest sold                       200               --             27,623           29,495
  Foreign withholding taxes reclaimed                    3,929               --             30,550               --
  Variation margin                                          --               --                 --               --
Prepaid expenses and other assets                       20,107            1,252              3,926            3,385
                                                --------------   --------------     --------------   --------------
  TOTAL ASSETS                                     230,004,423       40,062,986         73,458,444       59,923,539
                                                --------------   --------------     --------------   --------------
LIABILITIES:
Payable for:
  Investments purchased                                     --               --                 --               --
  Shares of beneficial interest redeemed               289,908           30,620             10,154           48,455
  Investment advisory fee                              108,928           23,193             57,544           21,680
  Variation margin                                          --               --                 --               --
  Distribution fee                                       9,281            3,427              1,908            2,273
  Administration fee                                    15,989            2,769              5,004            4,129
  Transfer agent fee                                       500              500                500              500
Accrued expenses and other payables                     40,708           18,488             30,978           26,087
                                                --------------   --------------     --------------   --------------
    TOTAL LIABILITIES                                  465,314           78,997            106,088          103,124
                                                --------------   --------------     --------------   --------------
NET ASSETS                                      $  229,539,109   $   39,983,989     $   73,352,356   $   59,820,415
                                                ==============   ==============     ==============   ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                 $  427,028,225   $  115,724,663     $   59,409,573   $   79,165,827
Accumulated undistributed net investment
  income (net investment loss)                          34,807              (47)           463,157              (73)
Accumulated net realized gain (loss)              (250,821,518)     (84,988,310)         5,117,706      (30,426,969)
Net unrealized appreciation (depreciation)          53,297,595        9,247,683          8,361,920       11,081,630
                                                --------------   --------------     --------------   --------------
NET ASSETS                                      $  229,539,109   $   39,983,989     $   73,352,356   $   59,820,415
                                                ==============   ==============     ==============   ==============
*COST                                           $  174,263,937   $   30,767,213     $   64,970,594   $   48,796,255
                                                ==============   ==============     ==============   ==============
CLASS X SHARES:
Net Assets                                      $  186,633,236   $   24,086,746     $   64,377,615   $   49,115,795
Shares Outstanding (unlimited authorized
  shares of $.01 par value)                         10,854,214        2,056,425          3,833,032        2,067,438
    NET ASSET VALUE PER SHARE                   $        17.19   $        11.71     $        16.80   $        23.76
                                                ==============   ==============     ==============   ==============
CLASS Y SHARES:
Net Assets                                      $   42,905,873   $   15,897,243     $    8,974,741   $   10,704,620
Shares Outstanding (unlimited authorized
  shares of $.01 par value)                          2,508,542        1,375,932            537,959          456,884
    NET ASSET VALUE PER SHARE                   $        17.10   $        11.55     $        16.68   $        23.43
                                                ==============   ==============     ==============   ==============

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                               MONEY            FLEXIBLE          BALANCED
                                                               MARKET            INCOME            GROWTH
                                                           --------------    --------------    --------------
INVESTMENT INCOME:
INCOME
Interest                                                   $    3,040,902    $    3,720,692    $    1,377,125
Interest and dividends from affiliates                                 --             1,069            11,098
Dividends                                                              --            28,187         1,277,093*
                                                           --------------    --------------    --------------
    TOTAL INCOME                                                3,040,902         3,749,948         2,665,316
                                                           --------------    --------------    --------------
EXPENSES
Investment advisory fee                                           421,188           210,290           499,567
Distribution fee (Class Y shares)                                  88,021            65,588            67,199
Administration fee                                                 46,799            52,573            76,856
Professional fees                                                  23,001            40,888            22,542
Shareholder reports and notices                                    18,247            13,728            17,930
Custodian fees                                                     11,804            33,557            40,049
Trustees' fees and expenses                                         1,119               772             1,123
Transfer agent fees and expenses                                      500               500               500
Other                                                               6,741            44,412            18,333
                                                           --------------    --------------    --------------
    TOTAL EXPENSES                                                617,420           462,308           744,099
                                                           --------------    --------------    --------------
    NET INVESTMENT INCOME (LOSS)                                2,423,482         3,287,640         1,921,217
                                                           --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                            --          (104,395)        9,861,346
Futures contracts                                                      --            87,595          (175,615)
Foreign exchange transactions                                          --           163,413                --
                                                           --------------    --------------    --------------
      NET REALIZED GAIN                                                --           146,613         9,685,731
                                                           --------------    --------------    --------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                            --        (1,698,798)       (4,264,145)
Futures contracts                                                      --            38,340            21,659
Translation of forward foreign currency
  contracts, other assets and liabilities
  denominated in foreign currencies                                    --             5,815                --
                                                           --------------    --------------    --------------
      NET APPRECIATION (DEPRECIATION)                                  --        (1,654,643)       (4,242,486)
                                                           --------------    --------------    --------------
      NET GAIN (LOSS)                                                  --        (1,508,030)        5,443,245
                                                           --------------    --------------    --------------
NET INCREASE                                               $    2,423,482    $    1,779,610    $    7,364,462
                                                           ==============    ==============    ==============

----------
*    NET OF FOREIGN WITHHOLDING TAX OF $33,033, $12,543, $12,265, $4,195,
     $20,336, $1,511, $82,121 AND $2,182, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                 EQUALLY-
                                                                               DIVIDEND          WEIGHTED
                                                              UTILITIES         GROWTH           S&P 500             GROWTH
                                                           --------------   --------------    --------------     --------------
INVESTMENT INCOME:
INCOME
Interest                                                   $      137,846   $      258,165    $       79,886     $       29,038
Interest and dividends from affiliates                                 --               --            15,717                 --
Dividends                                                       2,100,518*       5,926,397*        3,341,228            318,827*
                                                           --------------   --------------    --------------     --------------
    TOTAL INCOME                                                2,238,364        6,184,562         3,436,831            347,865
                                                           --------------   --------------    --------------     --------------

EXPENSES
Investment advisory fee                                           448,740        1,692,414           262,242            232,462
Distribution fee (Class Y shares)                                  40,475          141,066           225,427             39,290
Administration fee                                                 62,981          262,841           174,828             37,194
Professional fees                                                  20,158           27,902            24,601             22,554
Shareholder reports and notices                                    20,052           56,839            59,200             15,775
Custodian fees                                                      8,470           20,996            40,922              9,942
Trustees' fees and expenses                                           909            4,098             2,551                516
Transfer agent fees and expenses                                      500              500               500                500
Other                                                               8,807           19,155            34,688              4,771
                                                           --------------   --------------    --------------     --------------
    TOTAL EXPENSES                                                611,092        2,225,811           824,959            363,004
                                                           --------------   --------------    --------------     --------------
    NET INVESTMENT INCOME (LOSS)                                1,627,272        3,958,751         2,611,872            (15,139)
                                                           --------------   --------------    --------------     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                    10,568,009       29,123,199        11,421,569          2,602,183
Futures contracts                                                      --               --           105,915                 --
Foreign exchange transactions                                          --               --                --                 --
                                                           --------------   --------------    --------------     --------------
      NET REALIZED GAIN                                        10,568,009       29,123,199        11,527,484          2,602,183
                                                           --------------   --------------    --------------     --------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                      (315,935)     (16,681,483)        2,202,383          4,489,067
Futures contracts                                                      --               --           (80,003)                --
Translation of forward foreign currency
  contracts, other assets and liabilities
  denominated in foreign currencies                                    --               --                --                 --
                                                           --------------   --------------    --------------     --------------
      NET APPRECIATION (DEPRECIATION)                            (315,935)     (16,681,483)        2,122,380          4,489,067
                                                           --------------   --------------    --------------     --------------
      NET GAIN (LOSS)                                          10,252,074       12,441,716        13,649,864          7,091,250
                                                           --------------   --------------    --------------     --------------
NET INCREASE                                               $   11,879,346   $   16,400,467    $   16,261,736     $    7,076,111
                                                           ==============   ==============    ==============     ==============

                                                              AMERICAN         CAPITAL            GLOBAL           DEVELOPING
                                                           OPPORTUNITIES    OPPORTUNITIES         EQUITY             GROWTH
                                                           --------------   --------------    --------------     --------------
INVESTMENT INCOME:
INCOME
Interest                                                   $      260,484   $       15,155    $       69,799     $       28,403
Interest and dividends from affiliates                             26,292               --                --                 --
Dividends                                                       1,403,148*         191,129*        1,396,457*           246,245*
                                                           --------------   --------------    --------------     --------------
    TOTAL INCOME                                                1,689,924          206,284         1,466,256            274,648
                                                           --------------   --------------    --------------     --------------

EXPENSES
Investment advisory fee                                         1,245,496          246,920           691,474            242,044
Distribution fee (Class Y shares)                                 101,180           34,654            21,251             22,996
Administration fee                                                182,836           29,483            60,128             46,104
Professional fees                                                  26,860           21,005            25,955             23,548
Shareholder reports and notices                                    45,843           14,129            23,733             17,217
Custodian fees                                                     16,874           10,010            18,070             30,018
Trustees' fees and expenses                                         2,741              422               889              1,151
Transfer agent fees and expenses                                      500              500               500                500
Other                                                              14,999            4,481            20,600              4,625
                                                           --------------   --------------    --------------     --------------
    TOTAL EXPENSES                                              1,637,329          361,604           862,600            388,203
                                                           --------------   --------------    --------------     --------------
    NET INVESTMENT INCOME (LOSS)                                   52,595         (155,320)          603,656           (113,555)
                                                           --------------   --------------    --------------     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                    10,792,298        5,418,673         8,204,922          9,390,269
Futures contracts                                                      --               --                --                 --
Foreign exchange transactions                                       7,952               --          (124,286)                --
                                                           --------------   --------------    --------------     --------------
      NET REALIZED GAIN                                        10,800,250        5,418,673         8,080,636          9,390,269
                                                           --------------   --------------    --------------     --------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                    18,447,651        2,192,107        (1,344,050)           483,072
Futures contracts                                                      --               --                --                 --
Translation of forward foreign currency
  contracts, other assets and liabilities
  denominated in foreign currencies                                (1,005)              --            (8,832)                --
                                                           --------------   --------------    --------------     --------------
      NET APPRECIATION (DEPRECIATION)                          18,446,646        2,192,107        (1,352,882)           483,072
                                                           --------------   --------------    --------------     --------------
      NET GAIN (LOSS)                                          29,246,896        7,610,780         6,727,754          9,873,341
                                                           --------------   --------------    --------------     --------------
NET INCREASE                                               $   29,299,491   $    7,455,460    $    7,331,410     $    9,759,786
                                                           ==============   ==============    ==============     ==============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     MONEY MARKET                      FLEXIBLE INCOME
                                                           --------------------------------    --------------------------------
                                                            FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                               ENDED             ENDED             ENDED             ENDED
                                                            DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                2005              2004              2005              2004
                                                           --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                      $    2,423,482    $      891,776    $    3,287,640    $    3,526,533
Net realized gain (loss)                                               --                --           146,613           (54,178)
Net change in unrealized appreciation/depreciation                     --                --        (1,654,643)        1,234,876
                                                           --------------    --------------    --------------    --------------
    NET INCREASE                                                2,423,482           891,776         1,779,610         4,707,231
                                                           --------------    --------------    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                               (1,554,481)         (660,775)       (2,853,279)       (3,999,321)
  Class Y shares                                                 (868,981)         (231,005)       (1,823,025)       (1,962,637)
Net realized gain
  Class X shares                                                       --                --                --                --
  Class Y shares                                                       --                --                --                --
                                                           --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (2,423,462)         (891,780)       (4,676,304)       (5,961,958)
                                                           --------------    --------------    --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                          (12,373,297)      (29,500,076)       (6,308,765)       (2,384,666)
                                                           --------------    --------------    --------------    --------------

    TOTAL INCREASE (DECREASE)                                 (12,373,277)      (29,500,080)       (9,205,459)       (3,639,393)

NET ASSETS:
Beginning of period                                           101,412,887       130,912,967        70,585,059        74,224,452
                                                           --------------    --------------    --------------    --------------
END OF PERIOD                                              $   89,039,610    $  101,412,887    $   61,379,600    $   70,585,059
                                                           ==============    ==============    ==============    ==============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                              $           56    $           36    $      480,573    $    1,013,386
                                                           ==============    ==============    ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                    BALANCED GROWTH                         UTILITIES
                                                           ---------------------------------     --------------------------------
                                                            FOR THE YEAR       FOR THE YEAR       FOR THE YEAR      FOR THE YEAR
                                                               ENDED              ENDED              ENDED             ENDED
                                                            DECEMBER 31,       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                                2005               2004               2005              2004
                                                           --------------     --------------     --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                      $    1,921,217     $    2,029,479     $    1,627,272    $    1,615,827
Net realized gain (loss)                                        9,685,731          7,293,308         10,568,009         3,923,834
Net change in unrealized appreciation/depreciation             (4,242,486)         1,087,476           (315,935)       10,826,751
                                                           --------------     --------------     --------------    --------------
    NET INCREASE                                                7,364,462         10,410,263         11,879,346        16,366,412
                                                           --------------     --------------     --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                               (1,507,473)        (1,745,020)        (1,313,166)       (1,337,452)
  Class Y shares                                                 (532,905)          (517,526)          (304,838)         (280,659)
Net realized gain
  Class X shares                                                       --                 --                 --                --
  Class Y shares                                                       --                 --                 --                --
                                                           --------------     --------------     --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (2,040,378)        (2,262,546)        (1,618,004)       (1,618,111)
                                                           --------------     --------------     --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                          (15,515,138)       (12,373,214)       (12,874,305)      (13,214,499)
                                                           --------------     --------------     --------------    --------------

    TOTAL INCREASE (DECREASE)                                 (10,191,054)        (4,225,497)        (2,612,963)        1,533,802

NET ASSETS:
Beginning of period                                           102,824,425        107,049,922         78,702,645        77,168,843
                                                           --------------     --------------     --------------    --------------
END OF PERIOD                                              $   92,633,371     $  102,824,425     $   76,089,682    $   78,702,645
                                                           ==============     ==============     ==============    ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                              $      (99,929)    $     (125,048)    $       16,244    $         (306)
                                                           ==============     ==============     ==============    ==============

                                                                    DIVIDEND GROWTH                  EQUALLY-WEIGHTED S&P 500
                                                           ---------------------------------     ---------------------------------
                                                            FOR THE YEAR       FOR THE YEAR       FOR THE YEAR      FOR THE YEAR
                                                               ENDED              ENDED              ENDED             ENDED
                                                            DECEMBER 31,       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                                2005               2004               2005              2004
                                                           --------------     --------------     --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                      $    3,958,751     $    5,717,506     $    2,611,872    $    1,998,371
Net realized gain (loss)                                       29,123,199         23,968,536         11,527,484         4,539,624
Net change in unrealized appreciation/depreciation            (16,681,483)          (607,109)         2,122,380        25,181,978
                                                           --------------     --------------     --------------    --------------
    NET INCREASE                                               16,400,467         29,078,933         16,261,736        31,719,973
                                                           --------------     --------------     --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                               (3,377,533)        (4,953,801)        (1,219,310)       (1,140,613)
  Class Y shares                                                 (572,922)          (760,026)          (707,827)         (441,970)
Net realized gain
  Class X shares                                                       --                 --         (1,943,393)               --
  Class Y shares                                                       --                 --         (1,375,977)               --
                                                           --------------     --------------     --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (3,950,455)        (5,713,827)        (5,246,507)       (1,582,583)
                                                           --------------     --------------     --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                          (73,279,335)       (64,541,240)       (12,961,790)        2,508,241
                                                           --------------     --------------     --------------    --------------

    TOTAL INCREASE (DECREASE)                                 (60,829,323)       (41,176,134)        (1,946,561)       32,645,631

NET ASSETS:
Beginning of period                                           366,407,064        407,583,198        223,219,495       190,573,864
                                                           --------------     --------------     --------------    --------------
END OF PERIOD                                              $  305,577,741     $  366,407,064     $  221,272,934    $  223,219,495
                                                           ==============     ==============     ==============    ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                              $        8,286     $        5,006     $    2,558,833    $    1,945,336
                                                           ==============     ==============     ==============    ==============

                                                                     GROWTH                          AMERICAN OPPORTUNITIES
                                                      -------------------------------------   -------------------------------------
                                                        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                            ENDED               ENDED               ENDED               ENDED
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                          $         (15,139)  $         146,548   $          52,595   $       1,523,351
Net realized gain                                             2,602,183           3,944,191          10,800,250          19,613,051
Net change in unrealized appreciation/depreciation            4,489,067            (898,297)         18,446,646          (1,729,238)
                                                      -----------------   -----------------   -----------------   -----------------
    NET INCREASE                                              7,076,111           3,192,442          29,299,491          19,407,164
                                                      -----------------   -----------------   -----------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                               (113,999)            (76,820)         (1,350,337)           (813,707)
  Class Y shares                                                (39,568)             (3,537)           (182,664)            (63,498)
Net realized gain
  Class X shares                                                     --                  --                  --                  --
  Class Y shares                                                     --                  --                  --                  --
                                                      -----------------   -----------------   -----------------   -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (153,567)            (80,357)         (1,533,001)           (877,205)
                                                      -----------------   -----------------   -----------------   -----------------

Net increase (decrease) from transactions in
 shares of beneficial interest                                  977,238          (5,345,903)        (54,233,048)        (68,880,465)
                                                      -----------------   -----------------   -----------------   -----------------

    TOTAL INCREASE (DECREASE)                                 7,899,782          (2,233,818)        (26,466,558)        (50,350,506)

NET ASSETS:
Beginning of period                                          44,972,367          47,206,185         256,005,667         306,356,173
                                                      -----------------   -----------------   -----------------   -----------------
END OF PERIOD                                         $      52,872,149   $      44,972,367   $     229,539,109   $     256,005,667
                                                      =================   =================   =================   =================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                         $             (57)  $         146,548   $          34,807   $       1,532,848
                                                      =================   =================   =================   =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                             CAPITAL OPPORTUNITIES                       GLOBAL EQUITY
                                                      -------------------------------------   -------------------------------------
                                                        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                            ENDED               ENDED               ENDED               ENDED
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                          $        (155,320)  $        (149,171)  $         603,656   $         522,507
Net realized gain                                             5,418,673           5,644,119           8,080,636           7,765,089
Net change in unrealized appreciation/depreciation            2,192,107           2,128,100          (1,352,882)         (1,992,900)
                                                      -----------------   -----------------   -----------------   -----------------
    NET INCREASE                                              7,455,460           7,623,048           7,331,410           6,294,696
                                                      -----------------   -----------------   -----------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                     --                  --            (450,564)           (187,657)
  Class Y shares                                                     --                  --             (38,510)             (6,397)
Net realized gain
  Class X shares                                                     --                  --                  --                  --
  Class Y shares                                                     --                  --                  --                  --
                                                      -----------------   -----------------   -----------------   -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                --                  --            (489,074)           (194,054)
                                                      -----------------   -----------------   -----------------   -----------------

Net increase (decrease) from transactions in
 shares of beneficial interest                               (6,859,148)         (5,009,990)        (15,179,555)        (15,611,453)
                                                      -----------------   -----------------   -----------------   -----------------

    TOTAL INCREASE (DECREASE)                                   596,312           2,613,058          (8,337,219)         (9,510,811)

NET ASSETS:
Beginning of period                                          39,387,677          36,774,619          81,689,575          91,200,386
                                                      -----------------   -----------------   -----------------   -----------------
END OF PERIOD                                         $      39,983,989   $      39,387,677   $      73,352,356   $      81,689,575
                                                      =================   =================   =================   =================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                         $             (47)  $           1,624   $         463,157   $         472,861
                                                      =================   =================   =================   =================

                                                               DEVELOPING GROWTH
                                                      -------------------------------------
                                                        FOR THE YEAR        FOR THE YEAR
                                                            ENDED               ENDED
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                          $        (113,555)  $        (130,385)
Net realized gain                                             9,390,269          10,331,339
Net change in unrealized appreciation/depreciation              483,072           1,649,421
                                                      -----------------   -----------------
    NET INCREASE                                              9,759,786          11,850,375
                                                      -----------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                     --                  --
  Class Y shares                                                     --                  --
Net realized gain
  Class X shares                                                     --                  --
  Class Y shares                                                     --                  --
                                                      -----------------   -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                --                  --
                                                      -----------------   -----------------

Net increase (decrease) from transactions in
 shares of beneficial interest                              (11,241,461)        (11,342,279)
                                                      -----------------   -----------------

    TOTAL INCREASE (DECREASE)                                (1,481,675)            508,096

NET ASSETS:
Beginning of period                                          61,302,090          60,793,994
                                                      -----------------   -----------------
END OF PERIOD                                         $      59,820,415   $      61,302,090
                                                      =================   =================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                         $             (73)  $           1,791
                                                      =================   =================

SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                                     MONEY MARKET                      FLEXIBLE INCOME
                                                           -------------------------------     --------------------------------
                                                            FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                               ENDED             ENDED             ENDED             ENDED
                                                            DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                2005              2004              2005              2004
                                                           --------------    --------------    --------------    --------------
CLASS X SHARES
SHARES
Sold                                                           25,422,553        37,685,076           143,276           288,951
Reinvestment of dividends and distributions                     1,554,481           660,775           384,390           527,610
Redeemed                                                      (42,891,928)      (62,131,314)       (1,349,263)       (1,955,037)
                                                           --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                        (15,914,894)      (23,785,463)         (821,597)       (1,138,476)
                                                           ==============    ==============    ==============    ==============
AMOUNT
Sold                                                       $   25,422,553    $   37,685,076    $    1,070,048    $    2,190,958
Reinvestment of dividends and distributions                     1,554,481           660,775         2,853,279         3,999,321
Redeemed                                                      (42,891,928)      (62,131,314)      (10,076,678)      (14,847,279)
                                                           --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                     $  (15,914,894)   $  (23,785,463)   $   (6,153,351)   $   (8,657,000)
                                                           ==============    ==============    ==============    ==============

CLASS Y SHARES
SHARES
Sold                                                           30,390,244        35,158,148           617,267         1,352,342
Reinvestment of dividends and distributions                       868,981           231,005           246,385           259,727
Redeemed                                                      (27,717,628)      (41,103,766)         (883,707)         (786,215)
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                               3,541,597        (5,714,613)          (20,055)          825,854
                                                           ==============    ==============    ==============    ==============
AMOUNT
Sold                                                       $   30,390,244    $   35,158,148    $    4,596,574    $   10,264,647
Reinvestment of dividends and distributions                       868,981           231,005         1,823,025         1,962,637
Redeemed                                                      (27,717,628)      (41,103,766)       (6,575,013)       (5,954,950)
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                          $    3,541,597    $   (5,714,613)   $     (155,414)   $    6,272,334
                                                           ==============    ==============    ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                    BALANCED GROWTH                         UTILITIES
                                                           ---------------------------------     --------------------------------
                                                            FOR THE YEAR       FOR THE YEAR       FOR THE YEAR      FOR THE YEAR
                                                               ENDED              ENDED              ENDED             ENDED
                                                            DECEMBER 31,       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                                2005               2004               2005              2004
                                                           --------------     --------------     --------------    --------------
CLASS X SHARES
SHARES
Sold                                                              153,509            182,919            109,433            94,493
Reinvestment of dividends and distributions                        92,265            115,168             62,808            79,241
Redeemed                                                       (1,148,143)        (1,283,677)          (731,587)         (945,802)
                                                           --------------     --------------     --------------    --------------
NET DECREASE - CLASS X                                           (902,369)          (985,590)          (559,346)         (772,068)
                                                           ==============     ==============     ==============    ==============
AMOUNT
Sold                                                       $    2,504,210     $    2,757,310     $    2,198,991    $    1,577,053
Reinvestment of dividends and distributions                     1,507,473          1,745,020          1,313,166         1,337,452
Redeemed                                                      (18,690,123)       (19,230,565)       (14,922,675)      (15,529,676)
                                                           --------------     --------------     --------------    --------------
NET DECREASE - CLASS X                                     $  (14,678,440)    $  (14,728,235)    $  (11,410,518)   $  (12,615,171)
                                                           ==============     ==============     ==============    ==============

CLASS Y SHARES
SHARES
Sold                                                              159,591            384,916             86,563           153,046
Reinvestment of dividends and distributions                        32,645             34,166             14,571            16,608
Redeemed                                                         (246,766)          (263,108)          (173,814)         (207,468)
                                                           --------------     --------------     --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                                 (54,530)           155,974            (72,680)          (37,814)
                                                           ==============     ==============     ==============    ==============
AMOUNT
Sold                                                       $    2,614,737     $    5,760,801     $    1,755,196    $    2,522,900
Reinvestment of dividends and distributions                       532,905            517,526            304,838           280,659
Redeemed                                                       (3,984,340)        (3,923,306)        (3,523,821)       (3,402,887)
                                                           --------------     --------------     --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                          $     (836,698)    $    2,355,021     $   (1,463,787)   $     (599,328)
                                                           ==============     ==============     ==============    ==============

                                                                    DIVIDEND GROWTH                   EQUALLY-WEIGHTED S&P 500
                                                           ---------------------------------     ---------------------------------
                                                            FOR THE YEAR       FOR THE YEAR       FOR THE YEAR      FOR THE YEAR
                                                               ENDED              ENDED              ENDED             ENDED
                                                            DECEMBER 31,       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                                2005               2004               2005              2004
                                                           --------------     --------------     --------------    --------------
CLASS X SHARES
SHARES
Sold                                                              290,573            585,391            258,801           604,921
Reinvestment of dividends and distributions                       212,823            324,040            132,054            51,356
Redeemed                                                       (4,781,282)        (5,503,008)        (1,539,510)       (1,603,447)
                                                           --------------     --------------     --------------    --------------
NET DECREASE - CLASS X                                         (4,277,886)        (4,593,577)        (1,148,655)         (947,170)
                                                           ==============     ==============     ==============    ==============
AMOUNT
Sold                                                       $    4,570,165     $    8,741,228     $    6,289,680    $   13,301,341
Reinvestment of dividends and distributions                     3,377,533          4,953,801          3,162,703         1,140,613
Redeemed                                                      (75,728,076)       (82,348,524)       (37,656,881)      (35,266,843)
                                                           --------------     --------------     --------------    --------------
NET DECREASE - CLASS X                                     $  (67,780,378)    $  (68,653,495)    $  (28,204,498)   $  (20,824,889)
                                                           ==============     ==============     ==============    ==============

CLASS Y SHARES
SHARES
Sold                                                              266,223            836,368          1,133,459         1,404,141
Reinvestment of dividends and distributions                        36,130             49,628             87,702            20,044
Redeemed                                                         (651,676)          (609,582)          (586,503)         (353,978)
                                                           --------------     --------------     --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                                (349,323)           276,414            634,658         1,070,207
                                                           ==============     ==============     ==============    ==============
AMOUNT
Sold                                                       $    4,212,365     $   12,480,219     $   27,352,074    $   30,602,353
Reinvestment of dividends and distributions                       572,922            760,026          2,083,804           441,970
Redeemed                                                      (10,284,244)        (9,127,990)       (14,193,170)       (7,711,193)
                                                           --------------     --------------     --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                          $   (5,498,957)    $    4,112,255     $   15,242,708    $   23,333,130
                                                           ==============     ==============     ==============    ==============

                                                                     GROWTH                          AMERICAN OPPORTUNITIES
                                                      -------------------------------------   -------------------------------------
                                                        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                            ENDED               ENDED               ENDED               ENDED
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------   -----------------   -----------------
CLASS X SHARES
SHARES
Sold                                                             45,621              74,011             160,189             294,249
Reinvestment of dividends                                         7,520               5,298              91,054              57,424
Redeemed                                                       (512,566)           (692,429)         (3,450,991)         (4,841,589)
                                                      -----------------   -----------------   -----------------   -----------------
NET DECREASE - CLASS X                                         (459,425)           (613,120)         (3,199,748)         (4,489,916)
                                                      =================   =================   =================   =================
AMOUNT
Sold                                                  $         701,221   $       1,062,006   $       2,445,263   $       4,131,293
Reinvestment of dividends                                       113,999              76,820           1,350,336             813,707
Redeemed                                                     (7,862,509)         (9,833,826)        (52,562,192)        (67,866,315)
                                                      -----------------   -----------------   -----------------   -----------------
NET DECREASE - CLASS X                                $      (7,047,289)  $      (8,695,000)  $     (48,766,593)  $     (62,921,315)
                                                      =================   =================   =================   =================

CLASS Y SHARES
SHARES
Sold                                                            751,355             344,824             106,325             341,328
Reinvestment of dividends                                         2,633                 246              12,367               4,500
Redeemed                                                       (224,282)           (107,687)           (484,568)           (775,389)
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) - CLASS Y                               529,706             237,383            (365,876)           (429,561)
                                                      =================   =================   =================   =================
AMOUNT
Sold                                                  $      11,461,513   $       4,859,789   $       1,644,441   $       4,768,395
Reinvestment of dividends                                        39,568               3,537             182,665              63,498
Redeemed                                                     (3,476,554)         (1,514,229)         (7,293,561)        (10,791,043)
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) - CLASS Y                     $       8,024,527   $       3,349,097   $      (5,466,455)  $      (5,959,150)
                                                      =================   =================   =================   =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                             CAPITAL OPPORTUNITIES                        GLOBAL EQUITY
                                                      -------------------------------------   -------------------------------------
                                                        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                           ENDED                ENDED               ENDED               ENDED
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------   -----------------   -----------------
CLASS X SHARES
SHARES
Sold                                                            118,513             213,276              96,667             178,142
Reinvestment of dividends                                            --                  --              29,839              13,104
Redeemed                                                       (721,670)           (825,656)         (1,086,697)         (1,299,648)
                                                      -----------------   -----------------   -----------------   -----------------
NET DECREASE - CLASS X                                         (603,157)           (612,380)           (960,191)         (1,108,402)
                                                      =================   =================   =================   =================
AMOUNT
Sold                                                  $       1,200,955   $       1,784,560   $       1,498,231   $       2,537,436
Reinvestment of dividends                                            --                  --             450,564             187,657
Redeemed                                                     (7,112,174)         (6,926,163)        (16,883,416)        (18,510,485)
                                                      -----------------   -----------------   -----------------   -----------------
NET DECREASE - CLASS X                                $      (5,911,219)  $      (5,141,603)  $     (14,934,621)  $     (15,785,392)
                                                      =================   =================   =================   =================

CLASS Y SHARES
SHARES
Sold                                                            155,416             394,029              53,393             178,690
Reinvestment of dividends                                            --                  --               2,566                 449
Redeemed                                                       (259,330)           (378,563)            (70,931)           (165,283)
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) - CLASS Y                              (103,914)             15,466             (14,972)             13,856
                                                      =================   =================   =================   =================
AMOUNT
Sold                                                  $       1,600,462   $       3,257,263   $         812,220   $       2,526,862
Reinvestment of dividends                                            --                  --              38,510               6,397
Redeemed                                                     (2,548,391)         (3,125,650)         (1,095,664)         (2,359,320)
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) - CLASS Y                     $        (947,929)  $         131,613   $        (244,934)  $         173,939
                                                      =================   =================   =================   =================

                                                               DEVELOPING GROWTH
                                                      -------------------------------------
                                                        FOR THE YEAR        FOR THE YEAR
                                                            ENDED               ENDED
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
CLASS X SHARES
SHARES
Sold                                                             66,506              94,520
Reinvestment of dividends                                            --                  --
Redeemed                                                       (615,572)           (778,488)
                                                      -----------------   -----------------
NET DECREASE - CLASS X                                         (549,066)           (683,968)
                                                      =================   =================
AMOUNT
Sold                                                  $       1,391,587   $       1,639,068
Reinvestment of dividends                                            --                  --
Redeemed                                                    (12,779,261)        (13,552,390)
                                                      -----------------   -----------------
NET DECREASE - CLASS X                                $     (11,387,674)  $     (11,913,322)
                                                      =================   =================

CLASS Y SHARES
SHARES
Sold                                                             68,441             126,054
Reinvestment of dividends                                            --                  --
Redeemed                                                        (63,548)            (93,254)
                                                      -----------------   -----------------
NET INCREASE (DECREASE) - CLASS Y                                 4,893              32,800
                                                      =================   =================
AMOUNT
Sold                                                  $       1,442,286   $       2,186,269
Reinvestment of dividends                                            --                  --
Redeemed                                                     (1,296,073)         (1,615,226)
                                                      -----------------   -----------------
NET INCREASE (DECREASE) - CLASS Y                     $         146,213   $         571,043
                                                      =================   =================

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2005

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified, open-end management investment company. The Fund, which consists of 11 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Capital Opportunities which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

      PORTFOLIO                                       INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------
    Money Market        Seeks high current income, preservation of capital and liquidity.

   Flexible Income      Seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, to maximize total return, but only when consistent with its primary objective.

   Balanced Growth      Seeks to provide capital growth with reasonable current income.

      Utilities         Seeks both capital appreciation and current income.

   Dividend Growth      Seeks to provide reasonable current income and long-term growth of income and capital.

  Equally-Weighted      Seeks to achieve a high level of total return on its assets through a
      S&P 500           combination of capital appreciation and current income.

       Growth           Seeks long-term growth of capital.

      American
    Opportunities       Seeks long-term capital growth consistent with an effort to reduce volatility.

Capital Opportunities   Seeks long-term capital growth.

    Global Equity       Seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

  Developing Growth     Seeks long-term capital growth.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price;
(2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations. The Portfolio may also invest directly with institutions in repurchase agreements. The Portfolio's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date.

I. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

J. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market - 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Flexible Income - 0.32%.

Balanced Growth - 0.52% to the portion of the daily net assets not exceeding $500 million and 0.495% to the portion of the daily net assets in excess of $500 million.

Utilities - 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% to the portion of the daily net assets in excess of $5.0 billion.

Dividend Growth - 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million, but not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

Equally-Weighted S&P 500 - 0.12% to the portion of the daily net assets not exceeding $2 billion and 0.10% to the portion of daily net assets in excess of $2 billion. (Prior to June 1, 2005, 0.12%).

Growth - 0.50% to the portion of the daily net assets not exceeding $1 billion; 0.45% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.35% to the portion of the daily net assets in excess of $3 billion.

American Opportunities - 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion and 0.345% to the portion of the daily net assets in excess of $4.5 billion.

Capital Opportunities - 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of the daily net assets in excess of $3 billion.

Global Equity - 0.92%.

Developing Growth - 0.42% to the portion of the daily net assets not exceeding $500 million and 0.395% to the portion of the daily net assets in excess of $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Portfolio's daily net assets.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/prepayments/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 2005 were as follows:

                                    U.S. GOVERNMENT SECURITIES                      OTHER
                                 --------------------------------     ----------------------------------
                                                SALES/PREPAYMENTS                      SALES/PREPAYMENTS
                                  PURCHASES        /MATURITIES          PURCHASES         /MATURITIES
                                 ------------   -----------------     -------------    -----------------
Money Market                     $ 23,403,382      $ 35,687,633       $ 670,553,512      $ 674,323,798
Flexible Income                    17,569,450        13,984,598          29,743,503         34,900,610
Balanced Growth                    24,802,459        28,484,266          25,518,660         35,831,252
Utilities                             174,057           169,483          28,887,654         41,233,298
Dividend Growth                            --                --         121,237,403        196,793,658
Equally-Weighted S&P 500                   --                --          37,231,118         54,987,364
Growth                                     --                --          38,157,336         38,035,045
American Opportunities                     --                --         160,872,630        212,334,106
Capital Opportunities                      --                --          32,039,239         39,069,498
Global Equity                              --                --          54,907,569         69,390,842
Developing Growth                          --                --          58,632,965         70,668,215

Equally-Weighted S&P 500 had transactions in Morgan Stanley common stock, an affiliate of the Investment Adviser, Administrator and Distributor:

                                NET REALIZED
   PURCHASES        SALES           GAINS        INCOME         VALUE
   ---------       --------     ------------    --------      ----------
   $  61,998       $ 82,641       $  7,537      $  8,754      $  437,806
   =========       ========       ========      ========      ==========

The following Portfolios had transactions in Hartford Financial Services Group, Inc., an affiliate of the Fund:

                                                           NET REALIZED
                            PURCHASES         SALES            GAINS         INCOME           VALUE
                           -----------      ----------     ------------     ---------      -----------
Flexible Income                     --              --              --      $   1,069      $    44,568
Balanced Growth            $    14,765      $  485,215      $  208,336         11,098          671,310
American Opportunities       2,293,491              --              --         26,292        2,645,412
Equally-Weighted S&P 500            --         111,893          40,706          6,963          435,720

The following Portfolios had transactions with other Morgan Stanley funds during the year ended December 31, 2005:

                                                                                          NET REALIZED
                                                      PURCHASES            SALES             GAINS
                                                     -----------        ----------        ------------
Balanced Growth                                      $   162,395        $   24,155        $      1,654
Utilities                                                259,524           404,388              19,814
Dividend Growth                                          158,124           433,654             246,402
Growth                                                    14,087           399,927              26,410
American Opportunities                                   754,057           579,165              87,118
Capital Opportunities                                      4,788            11,036               6,977
Developing Growth                                        802,721            16,554              10,334

For the year ended December 31, 2005, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., for portfolio transactions executed on behalf of the Portfolio:

              DIVIDEND      AMERICAN      GLOBAL       CAPITAL               DEVELOPING
  UTILITIES    GROWTH    OPPORTUNITIES    EQUITY    OPPORTUNITIES   GROWTH     GROWTH
  ---------   --------   -------------   --------   -------------   ------   ----------
  $  41,122   $ 42,726     $  36,454     $ 28,262      $   823      $   40    $  1,637
  =========   ========     =========     ========      =======      ======    ========

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Some of the Portfolios may purchase and sell interest rate and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparts to meet the terms of their contracts.

6. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid for the year ended December 31, 2004 and December 31, 2005 for all portfolios was the same as the book character shown on the Statement of Changes except as follows:

For the year ended December 31, 2005

                                  EQUALLY-WEIGHTED
                                      S&P 500
                                  ----------------
Ordinary income                     $ 3,065,501
Long-term capital gains               2,181,006
                                    -----------
Total distributions                 $ 5,246,507
                                    ===========

As of December 31, 2005, the tax-basis components of accumulated earnings (losses) were as follows:

                                                                                                                  EQUALLY-
                                              FLEXIBLE         BALANCED                          DIVIDEND         WEIGHTED
                                               INCOME           GROWTH          UTILITIES         GROWTH           S&P 500
                                           --------------   --------------   --------------   --------------   --------------
Undistributed ordinary income              $      694,386   $      267,730   $       22,151   $        8,746   $    4,246,715
Undistributed long-term gains                          --        4,156,752               --               --        9,837,820
                                           --------------   --------------   --------------   --------------   --------------
Net accumulated earnings                          694,386        4,424,482           22,151            8,746       14,084,535
Capital loss carryforward*                    (20,187,008)              --      (27,805,781)    (135,958,357)              --
Post-October losses                                   (99)              --               --               --               --
Temporary differences                             (24,107)            (138)            (107)            (495)            (284)
Net unrealized appreciation
 (depreciation)                                (4,520,715)      11,237,788       26,768,381       70,694,306       82,495,306
                                           --------------   --------------   --------------   --------------   --------------
Total accumulated earnings (losses)        $  (24,037,543)  $   15,662,132   $   (1,015,356)  $  (65,255,800)  $   96,579,557
                                           ==============   ==============   ==============   ==============   ==============

                                                               AMERICAN          CAPITAL          GLOBAL         DEVELOPING
                                               GROWTH       OPPORTUNITIES     OPPORTUNITIES       EQUITY           GROWTH
                                           --------------   --------------   --------------   --------------   --------------
Undistributed ordinary income                          --   $       35,129               --   $      683,396               --
Undistributed long-term gains                          --               --               --        4,949,023               --
                                           --------------   --------------   --------------   --------------   --------------
Net accumulated earnings                               --           35,129               --        5,632,419               --
Foreign tax credit pass-through                        --               --               --           81,458               --
Capital loss carryforward*                 $  (33,577,093)    (250,821,492)  $  (84,985,455)              --   $  (30,404,031)
Post-October losses                                (5,036)              --               --          (50,785)              --
Temporary differences                                 (61)            (349)             (50)         (82,233)             (83)
Net unrealized appreciation                     9,384,778       53,297,596        9,244,831        8,361,924       11,058,702
                                           --------------   --------------   --------------   --------------   --------------
Total accumulated earnings (losses)        $  (24,197,412)  $ (197,489,116)  $  (75,740,674)  $   13,942,783   $  (19,345,412)
                                           ==============   ==============   ==============   ==============   ==============

* As of December 31, 2005, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations.

                                                                (AMOUNTS IN THOUSANDS)
AVAILABLE THROUGH      ---------------------------------------------------------------------------------------------------------
DECEMBER 31,             2006        2007        2008         2009        2010        2011       2012         2013       TOTAL
--------------------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Flexible Income        $     153   $     941   $   1,681   $   2,688   $   6,782   $   6,161   $   1,199   $     582   $  20,187
Utilities                     --          --          --       6,663      21,143          --          --          --      27,806
Dividend Growth               --          --      34,940      21,046      58,750      21,222          --          --     135,958
Growth                        --          --          --      13,972      16,400       3,145          60          --      33,577
American
 Opportunities                --          --          --     176,036      74,785          --          --          --     250,821
Capital
 Opportunities                --          --          --      27,418      57,567          --          --          --      84,985
Developing Growth             --          --          --      12,092      18,312          --          --          --      30,404

During the year ended December 31, 2005, the following Portfolios utilized net capital loss carryforwards: Balanced Growth -- $4,864,899; Utilities -- $10,092,484; Dividend Growth -- $26,747,148; Growth -- $1,130,666 American
Opportunities -- $10,296,746; Capital Opportunities -- $5,424,013; Global Equity -- $3,087,214; Developing Growth -- $9,335,089.

At December 31, 2005, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                           TEMPORARY DIFFERENCES    PERMANENT DIFFERENCES
                          -----------------------  -----------------------
                           POST-        LOSS          FOREIGN       NET
                          OCTOBER  DEFERRALS FROM    CURRENCY    OPERATING
                          LOSSES     WASH SALES    GAINS/LOSSES    LOSS
                          -------  --------------  ------------  ---------
Flexible Income              -           -              -
Balanced Growth                          -
Utilities                                -
Dividend Growth                          -
Equally-Weighted S&P 500                 -
Growth                       -           -                           -
American Opportunities                                  -
Capital Opportunities                    -                           -
Global Equity                -                          -
Developing Growth                        -                           -

Additionally, the following Portfolios had other temporary differences: Flexible Income -- interest on bonds in default; Flexible Income and Balanced Growth -- capital loss deferrals on straddles; Flexible Income, Balanced Growth and Equally-Weighted S&P 500 -- capital gain/loss from the mark-to-market of futures contracts. Equally-Weighted S&P 500 -- tax adjustments on real estate investment trusts (REITs) held by the Portfolio. Flexible Income and Balanced Growth had permanent differences attributable to the reclassification of net losses on paydowns. Dividend Growth, Equally-Weighted S&P 500, Capital Opportunities and Developing Growth had permanent differences attributable to tax adjustments on REITs sold by the Portfolios. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities: Flexible Income, Balanced Growth and Utilities.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                            ACCUMULATED UNDISTRIBUTED    ACCUMULATED UNDISTRIBUTED
                          NET INVESTMENT INCOME (LOSS)    NET REALIZED GAIN (LOSS)   PAID-IN-CAPITAL
                          ----------------------------   -------------------------   ---------------
Flexible Income                   $   855,851                  $ (855,851)                      --
Balanced Growth                       144,280                    (144,280)                      --
Utilities                               7,282                      (7,282)                      --
Dividend Growth                        (5,016)                      5,016                       --
Equally-Weighted S&P 500              (71,238)                     71,238                       --
Growth                                 22,101                      (6,994)            $    (15,107)
American Opportunities                (17,635)                     17,635                       --
Capital Opportunities                 153,649                      11,334                 (164,983)
Global Equity                        (124,286)                    124,286                       --
Developing Growth                     111,691                      15,198                 (126,889)

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                    NET ASSET
FOR THE YEAR                          VALUE              NET          NET REALIZED       TOTAL FROM         DIVIDENDS
   ENDED                            BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
DECEMBER 31                         OF PERIOD      INCOME (LOSS)*      GAIN (LOSS)       OPERATIONS       SHAREHOLDERS
------------                        ---------      --------------    --------------      ----------       ------------
MONEY MARKET
CLASS X SHARES
2001                                 $  1.00          $  0.04                --           $   0.04          $ (0.04)
2002                                    1.00             0.01                --               0.01            (0.01)
2003                                    1.00             0.01                --               0.01            (0.01)
2004                                    1.00             0.01                --               0.01            (0.01)
2005                                    1.00             0.03                --               0.03            (0.03)
CLASS Y SHARES
2001                                    1.00             0.04                --               0.04            (0.04)
2002                                    1.00             0.01                --               0.01            (0.01)
2003                                    1.00             0.00                --               0.00            (0.00)
2004                                    1.00             0.01                --               0.01            (0.01)
2005                                    1.00             0.02                --               0.02            (0.02)
FLEXIBLE INCOME
CLASS X SHARES
2001                                    7.83             0.56           $ (0.88)             (0.32)           (0.42)
2002                                    6.99             0.51              0.08               0.59            (0.35)
2003                                    7.23             0.34              0.62               0.96            (0.39)
2004                                    7.80             0.38              0.14               0.52            (0.64)
2005                                    7.68             0.38             (0.17)              0.21            (0.54)
CLASS Y SHARES
2001                                    7.81             0.52             (0.86)             (0.34)           (0.41)
2002                                    6.97             0.48              0.10               0.58            (0.33)
2003                                    7.22             0.32              0.61               0.93            (0.37)
2004                                    7.78             0.36              0.13               0.49            (0.62)
2005                                    7.65             0.36             (0.16)              0.20            (0.52)
BALANCED GROWTH
CLASS X SHARES
2001                                   14.90             0.44             (0.28)              0.16            (0.44)
2002                                   14.62             0.36             (2.02)             (1.66)           (0.38)
2003                                   12.58             0.27              2.19               2.46            (0.33)
2004                                   14.71             0.31              1.28               1.59            (0.35)
2005                                   15.95             0.34              0.95               1.29            (0.36)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                            RATIOS TO AVERAGE
                                                                                               NET ASSETS**
                                              TOTAL      NET ASSET           NET ASSETS  -----------------------
FOR THE YEAR               DISTRIBUTIONS    DIVIDENDS      VALUE               END OF                   NET       PORTFOLIO
   ENDED                        TO             AND        END OF     TOTAL     PERIOD               INVESTMENT    TURNOVER
DECEMBER 31                SHAREHOLDERS   DISTRIBUTIONS   PERIOD    RETURN+   (OOO'S)    EXPENSES  INCOME (LOSS)     RATE
------------               -------------  -------------  ---------  -------  ----------  --------  -------------  ---------
MONEY MARKET
CLASS X SHARES
2001                              --        $  (0.04)     $  1.00     3.88%  $  175,957    0.52%       3.63%         N/A
2002                              --           (0.01)        1.00     1.34      152,479    0.52        1.34          N/A
2003                              --           (0.01)        1.00     0.65       91,730    0.54        0.66          N/A
2004                              --           (0.01)        1.00     0.86       67,945    0.55        0.84          N/A
2005                              --           (0.03)        1.00     2.73       52,030    0.57        2.68          N/A
CLASS Y SHARES
2001                              --           (0.04)        1.00     3.62       31,189    0.77        3.38          N/A
2002                              --           (0.01)        1.00     1.09       41,006    0.77        1.09          N/A
2003                              --           (0.00)        1.00     0.40       39,183    0.79        0.41          N/A
2004                              --           (0.01)        1.00     0.61       33,468    0.80        0.59          N/A
2005                              --           (0.02)        1.00     2.48       37,010    0.82        2.43          N/A
FLEXIBLE INCOME
CLASS X SHARES
2001                         $ (0.10)++        (0.52)        6.99    (4.06)      56,745    0.49        7.48          114%
2002                              --           (0.35)        7.23     8.67       54,669    0.50        7.26          115
2003                              --           (0.39)        7.80    13.54       53,270    0.57        4.49          258
2004                              --           (0.64)        7.68     7.00       43,658    0.69        4.96          201
2005                              --           (0.54)        7.35     2.88       35,755    0.60        5.11           83
CLASS Y SHARES
2001                           (0.09)++        (0.50)        6.97    (4.41)       3,859    0.74        7.23          114
2002                              --           (0.33)        7.22     8.59       14,626    0.75        7.01          115
2003                              --           (0.37)        7.78    13.15       20,955    0.82        4.24          258
2004                              --           (0.62)        7.65     6.61       26,927    0.94        4.71          201
2005                              --           (0.52)        7.33     2.62       25,624    0.85        4.86           83
BALANCED GROWTH
CLASS X SHARES
2001                              --           (0.44)       14.62     1.21      116,002    0.64        2.95           71
2002                              --           (0.38)       12.58   (11.49)      84,846    0.66        2.58          161
2003                              --           (0.33)       14.71    19.84       84,151    0.68        2.01          124
2004                              --           (0.35)       15.95    10.93       75,517    0.69        2.04           62
2005                              --           (0.36)       16.88     8.21       64,663    0.70        2.07           55

                                    NET ASSET
FOR THE YEAR                          VALUE              NET          NET REALIZED       TOTAL FROM         DIVIDENDS
   ENDED                            BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
DECEMBER 31                         OF PERIOD      INCOME (LOSS)*      GAIN (LOSS)       OPERATIONS       SHAREHOLDERS
------------                        ---------      --------------    --------------      ----------       ------------
CLASS Y SHARES
2001                                 $ 14.88           $ 0.39           $ (0.27)          $  0.12           $ (0.41)
2002                                   14.59             0.32             (2.01)            (1.69)            (0.34)
2003                                   12.56             0.23              2.19              2.42             (0.30)
2004                                   14.68             0.27              1.28              1.55             (0.31)
2005                                   15.92             0.30              0.95              1.24             (0.32)
UTILITIES
CLASS X SHARES
2001                                   23.99             0.43             (6.45)            (6.02)            (0.45)
2002                                   17.10             0.47             (3.93)            (3.46)            (0.48)
2003                                   13.16             0.35              2.31              2.66             (0.36)
2004                                   15.46             0.36              3.37              3.73             (0.37)
2005                                   18.82             0.43              2.62              3.05             (0.44)
CLASS Y SHARES
2001                                   23.99             0.40             (6.48)            (6.08)            (0.40)
2002                                   17.09             0.44             (3.93)            (3.49)            (0.45)
2003                                   13.15             0.31              2.31              2.62             (0.32)
2004                                   15.45             0.32              3.37              3.69             (0.33)
2005                                   18.81             0.38              2.62              3.00             (0.39)
DIVIDEND GROWTH
CLASS X SHARES
2001                                   15.85             0.27             (1.13)            (0.86)            (0.28)
2002                                   14.71             0.26             (2.88)            (2.62)            (0.26)
2003                                   11.83             0.24              3.00              3.24             (0.24)
2004                                   14.83             0.23              0.99              1.22             (0.24)
2005                                   15.81             0.20              0.67              0.87             (0.20)
CLASS Y SHARES
2001                                   15.84             0.23             (1.13)            (0.90)            (0.25)
2002                                   14.69             0.23             (2.88)            (2.65)            (0.23)
2003                                   11.81             0.20              3.01              3.21             (0.21)
2004                                   14.81             0.20              0.98              1.18             (0.20)
2005                                   15.79             0.16              0.66              0.82             (0.16)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                            RATIOS TO AVERAGE
                                                                                               NET ASSETS**
                                              TOTAL      NET ASSET           NET ASSETS  -----------------------
FOR THE YEAR               DISTRIBUTIONS    DIVIDENDS      VALUE               END OF                   NET       PORTFOLIO
   ENDED                        TO             AND        END OF     TOTAL     PERIOD               INVESTMENT    TURNOVER
DECEMBER 31                SHAREHOLDERS   DISTRIBUTIONS   PERIOD    RETURN+   (OOO'S)    EXPENSES  INCOME (LOSS)     RATE
------------               -------------  -------------  ---------  -------  ----------  --------  -------------  ---------
CLASS Y SHARES
2001                              --         $ (0.41)    $   14.59    0.86%  $    8,463    0.89%       2.70%          71%
2002                              --           (0.34)        12.56  (11.66)      12,327    0.91        2.33          161
2003                              --           (0.30)        14.68   19.51       22,898    0.93        1.76          124
2004                              --           (0.31)        15.92   10.68       27,308    0.94        1.79           62
2005                              --           (0.32)        16.84    7.89       27,970    0.95        1.82           55
UTILITIES
CLASS X SHARES
2001                         $ (0.42)          (0.87)        17.10  (25.51)     118,964    0.69        2.15           49
2002                              --           (0.48)        13.16  (20.37)      66,825    0.70        3.22           77
2003                              --           (0.36)        15.46   20.47       63,728    0.71        2.51           91
2004                              --           (0.37)        18.82   24.44       63,052    0.71        2.19           29
2005                              --           (0.44)        21.43   16.28       59,823    0.72        2.12           38
CLASS Y SHARES
2001                           (0.42)          (0.82)        17.09  (25.69)      12,471    0.94        1.90           49
2002                              --           (0.45)        13.15  (20.58)      10,749    0.95        2.97           77
2003                              --           (0.32)        15.45   20.20       13,440    0.96        2.26           91
2004                              --           (0.33)        18.81   24.15       15,650    0.96        1.94           29
2005                              --           (0.39)        21.42   16.00       16,267    0.97        1.87           38
DIVIDEND GROWTH
CLASS X SHARES
2001                              --           (0.28)        14.71   (5.45)     527,738    0.62        1.79           22
2002                              --           (0.26)        11.83  (17.92)     341,673    0.64        1.89           22
2003                              --           (0.24)        14.83   27.73      356,056    0.66        1.85           42
2004                              --           (0.24)        15.81    8.29      307,093    0.65        1.54           44
2005                              --           (0.20)        16.48    5.57      249,516    0.63        1.26           38
CLASS Y SHARES
2001                              --           (0.25)        14.69   (5.71)      22,602    0.87        1.54           22
2002                              --           (0.23)        11.81  (18.15)      29,318    0.89        1.64           22
2003                              --           (0.21)        14.81   27.48       51,527    0.91        1.60           42
2004                              --           (0.20)        15.79    8.03       59,314    0.90        1.29           44
2005                              --           (0.16)        16.45    5.32       56,061    0.88        1.01           38

                                    NET ASSET
FOR THE YEAR                          VALUE              NET          NET REALIZED       TOTAL FROM         DIVIDENDS
   ENDED                            BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
DECEMBER 31                         OF PERIOD      INCOME (LOSS)*      GAIN (LOSS)       OPERATIONS       SHAREHOLDERS
------------                        ---------      --------------    --------------      ----------       ------------
EQUALLY-WEIGHTED S&P 500
CLASS X SHARES
2001                                 $ 20.75          $  0.22          $  (0.56)          $ (0.34)         $  (0.19)
2002                                   19.12             0.19             (3.22)            (3.03)            (0.21)
2003                                   15.88             0.19              5.59              5.78             (0.21)
2004                                   21.13             0.23              3.27              3.50             (0.18)
2005                                   24.45             0.32              1.54              1.86             (0.23)
CLASS Y SHARES
2001                                   20.72             0.16             (0.55)            (0.39)            (0.18)
2002                                   19.05             0.16             (3.22)            (3.06)            (0.20)
2003                                   15.79             0.15              5.56              5.71             (0.19)
2004                                   20.99             0.18              3.23              3.41             (0.15)
2005                                   24.25             0.26              1.53              1.79             (0.19)
GROWTH
CLASS X SHARES
2001                                   19.42            (0.01)            (2.90)            (2.91)               --
2002                                   15.48             0.01             (4.32)            (4.31)               --
2003                                   11.17             0.03              2.97              3.00             (0.01)
2004                                   14.16             0.05              1.03              1.08             (0.03)
2005                                   15.21             0.01              2.35              2.36             (0.06)
CLASS Y SHARES
2001                                   19.40            (0.05)            (2.90)            (2.95)               --
2002                                   15.42            (0.02)            (4.30)            (4.32)               --
2003                                   11.10            (0.01)             2.96              2.95                --
2004                                   14.05             0.03              1.01              1.04             (0.01)
2005                                   15.08            (0.03)             2.32              2.29             (0.04)
AMERICAN OPPORTUNITIES
CLASS X SHARES
2001                                   28.57             0.09             (7.97)            (7.88)            (0.05)
2002                                   14.99             0.04             (3.26)            (3.22)            (0.09)
2003                                   11.68             0.04              2.36              2.40             (0.05)
2004                                   14.03             0.08              1.08              1.16             (0.05)
2005                                   15.14             0.01              2.15              2.16             (0.11)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                             RATIOS TO AVERAGE
                                                                                                NET ASSETS**
                                               TOTAL      NET ASSET           NET ASSETS  -----------------------
FOR THE YEAR                DISTRIBUTIONS    DIVIDENDS      VALUE               END OF                   NET       PORTFOLIO
   ENDED                         TO             AND        END OF     TOTAL     PERIOD               INVESTMENT    TURNOVER
DECEMBER 31                 SHAREHOLDERS   DISTRIBUTIONS   PERIOD    RETURN+   (OOO'S)    EXPENSES  INCOME (LOSS)     RATE
------------                -------------  -------------  ---------  -------  ----------  --------  -------------  ---------
EQUALLY-WEIGHTED S&P 500
CLASS X SHARES
2001                          $ (1.10)        $ (1.29)     $ 19.12    (1.83)% $  181,881    0.54%       1.12%           6%
2002                               --           (0.21)       15.88   (15.97)     121,065    0.54        1.09            8
2003                            (0.32)          (0.53)       21.13    37.14      143,019    0.55        1.11           24
2004                               --           (0.18)       24.45    16.65      142,320    0.50        1.07           20
2005                            (0.37)          (0.60)       25.71     7.81      120,117    0.27        1.30           17
CLASS Y SHARES
2001                            (1.10)          (1.28)       19.05    (2.04)      10,985    0.79        0.87            6
2002                               --           (0.20)       15.79   (16.21)      18,843    0.79        0.84            8
2003                            (0.32)          (0.51)       20.99    36.87       47,554    0.80        0.86           24
2004                               --           (0.15)       24.25    16.33       80,900    0.75        0.82           20
2005                            (0.37)          (0.56)       25.48     7.57      101,156    0.52        1.05           17
GROWTH
CLASS X SHARES
2001                            (1.03)          (1.03)       15.48   (15.23)      80,096    0.86       (0.04)          81
2002                               --              --        11.17   (27.84)      39,834    0.91        0.08          135
2003                               --           (0.01)       14.16    26.90       40,356    0.93        0.21          128
2004                               --           (0.03)       15.21     7.64       34,038    0.93        0.37          168
2005                               --           (0.06)       17.51    15.55       31,126    0.70        0.05           83
CLASS Y SHARES
2001                            (1.03)          (1.03)       15.42   (15.46)       4,383    1.11       (0.29)          81
2002                               --              --        11.10   (28.02)       3,520    1.16       (0.17)         135
2003                               --              --        14.05    26.58        6,850    1.18       (0.04)         128
2004                               --           (0.01)       15.08     7.38       10,934    1.18        0.12          168
2005                               --           (0.04)       17.33    15.21       21,746    0.95       (0.20)          83
AMERICAN OPPORTUNITIES
CLASS X SHARES
2001                            (5.65)          (5.70)       14.99   (29.47)     463,012    0.65        0.46          393
2002                               --           (0.09)       11.68   (21.56)     274,710    0.66        0.27          309
2003                               --           (0.05)       14.03    20.57      260,230    0.67        0.33          261
2004                               --           (0.05)       15.14     8.29      212,736    0.67        0.60          134
2005                               --           (0.11)       17.19    14.39      186,633    0.67        0.06           73

                                    NET ASSET
FOR THE YEAR                          VALUE              NET          NET REALIZED       TOTAL FROM         DIVIDENDS
   ENDED                            BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
DECEMBER 31                         OF PERIOD      INCOME (LOSS)*      GAIN (LOSS)       OPERATIONS       SHAREHOLDERS
------------                        ---------      --------------    --------------      ----------       ------------
CLASS Y SHARES
2001                                 $ 28.55           $ 0.03           $ (7.95)          $ (7.92)          $ (0.05)
2002                                   14.93             0.01             (3.25)            (3.24)            (0.06)
2003                                   11.63             0.01              2.34              2.35             (0.02)
2004                                   13.96             0.05              1.06              1.11             (0.02)
2005                                   15.05            (0.03)             2.15              2.12             (0.07)
CAPITAL OPPORTUNITIES
CLASS X SHARES
2001                                   15.38            (0.07)            (5.52)            (5.59)               --
2002                                    9.79            (0.05)            (4.24)            (4.29)               --
2003                                    5.50            (0.04)             2.33              2.29                --
2004                                    7.79            (0.03)             1.79              1.76                --
2005                                    9.55            (0.03)             2.19              2.16                --
CLASS Y SHARES
2001                                   15.37            (0.09)            (5.53)            (5.62)               --
2002                                    9.75            (0.07)            (4.22)            (4.29)               --
2003                                    5.46            (0.05)             2.31              2.26                --
2004                                    7.72            (0.05)             1.78              1.73                --
2005                                    9.45            (0.06)             2.16              2.10                --
GLOBAL EQUITY
CLASS X SHARES
2001                                   17.26             0.04             (2.88)            (2.84)            (0.11)
2002                                   12.79             0.04             (2.26)            (2.22)            (0.01)
2003                                   10.56             0.04              3.62              3.66             (0.05)
2004                                   14.17             0.09              1.06              1.15             (0.03)
2005                                   15.29             0.13              1.49              1.62             (0.11)
CLASS Y SHARES
2001                                   17.24            (0.01)            (2.86)            (2.87)            (0.10)
2002                                   12.75             0.01             (2.26)            (2.25)               --
2003                                   10.50             0.01              3.60              3.61             (0.02)
2004                                   14.09             0.06              1.05              1.11             (0.01)
2005                                   15.19             0.09              1.47              1.56             (0.07)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                RATIOS TO AVERAGE
                                                                                                   NET ASSETS**
                                                  TOTAL      NET ASSET           NET ASSETS  -----------------------
FOR THE YEAR                   DISTRIBUTIONS    DIVIDENDS      VALUE               END OF                   NET       PORTFOLIO
   ENDED                            TO             AND        END OF     TOTAL     PERIOD               INVESTMENT    TURNOVER
DECEMBER 31                    SHAREHOLDERS   DISTRIBUTIONS   PERIOD    RETURN+   (OOO'S)    EXPENSES  INCOME (LOSS)     RATE
------------                   -------------  -------------  ---------  -------  ----------  --------  -------------  ---------
CLASS Y SHARES
2001                             $ (5.65)        $ (5.70)     $ 14.93   (29.67)%  $ 30,768     0.90%        0.21%         393%
2002                                  --           (0.06)       11.63   (21.73)     30,035     0.91         0.02          309
2003                                  --           (0.02)       13.96    20.25      46,126     0.92         0.08          261
2004                                  --           (0.02)       15.05     7.96      43,269     0.92         0.35          134
2005                                  --           (0.07)       17.10    14.16      42,906     0.92        (0.19)          73
CAPITAL OPPORTUNITIES
CLASS X SHARES
2001                                  --              --         9.79   (36.39)     55,488     0.80        (0.63)          16
2002                                  --              --         5.50   (43.82)     22,097     0.90        (0.71)         103
2003                                  --              --         7.79    41.64      25,473     0.87        (0.57)         184
2004                                  --              --         9.55    22.59      25,408     0.90        (0.32)         118
2005                                  --              --        11.71    22.62      24,087     0.89        (0.33)          87
CLASS Y SHARES
2001                                  --              --         9.75   (36.56)     11,410     1.05        (0.88)          16
2002                                  --              --         5.46   (44.00)      6,537     1.15        (0.96)         103
2003                                  --              --         7.72    41.39      11,302     1.12        (0.82)         184
2004                                  --              --         9.45    22.41      13,980     1.15        (0.57)         118
2005                                  --              --        11.55    22.22      15,897     1.14        (0.58)          87
GLOBAL EQUITY
CLASS X SHARES
2001                               (1.52)          (1.63)       12.79   (17.22)    118,747     1.07         0.29           89
2002                                  --           (0.01)       10.56   (17.37)     75,611     1.08         0.35           44
2003                                  --           (0.05)       14.17    34.71      83,607     1.08         0.35           72
2004                                  --           (0.03)       15.29     8.17      73,290     1.11         0.64           48
2005                                  --           (0.11)       16.80    10.64      64,377     1.12         0.83           75
CLASS Y SHARES
2001                               (1.52)          (1.62)       12.75   (17.38)      3,825     1.32         0.04           89
2002                                  --              --        10.50   (17.57)      3,951     1.33         0.10           44
2003                                  --           (0.02)       14.09    34.33       7,593     1.33         0.10           72
2004                                  --           (0.01)       15.19     7.89       8,399     1.36         0.39           48
2005                                  --           (0.07)       16.68    10.32       8,975     1.37         0.58           75

                                    NET ASSET
FOR THE YEAR                          VALUE              NET          NET REALIZED     TOTAL FROM     DIVIDENDS
   ENDED                            BEGINNING        INVESTMENT      AND UNREALIZED    INVESTMENT        TO
DECEMBER 31                         OF PERIOD      INCOME (LOSS)*      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS
------------                        ---------      --------------    --------------    ----------   ------------
DEVELOPING GROWTH
CLASS X SHARES
2001                                 $ 25.93          $ (0.01)          $ (6.25)        $ (6.26)      $ (0.22)
2002                                   16.01            (0.03)            (4.41)          (4.44)           --
2003                                   11.57            (0.03)             4.82            4.79            --
2004                                   16.36            (0.03)             3.68            3.65            --
2005                                   20.01            (0.03)             3.78            3.75            --
CLASS Y SHARES
2001                                   25.90            (0.05)            (6.25)          (6.30)        (0.21)
2002                                   15.95            (0.06)            (4.40)          (4.46)           --
2003                                   11.49            (0.07)             4.80            4.73            --
2004                                   16.22            (0.07)             3.64            3.57            --
2005                                   19.79            (0.08)             3.72            3.64            --

----------
* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

** REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS
   SPECIFIC EXPENSES.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++ DISTRIBUTION FROM PAID-IN CAPITAL.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                RATIOS TO AVERAGE
                                                                                                   NET ASSETS**
                                                  TOTAL      NET ASSET           NET ASSETS  -----------------------
FOR THE YEAR                   DISTRIBUTIONS    DIVIDENDS      VALUE               END OF                   NET       PORTFOLIO
   ENDED                            TO             AND        END OF     TOTAL     PERIOD               INVESTMENT    TURNOVER
DECEMBER 31                    SHAREHOLDERS   DISTRIBUTIONS   PERIOD    RETURN+   (OOO'S)    EXPENSES  INCOME (LOSS)     RATE
------------                   -------------  -------------  ---------  -------  ----------  --------  -------------  ---------
DEVELOPING GROWTH                 $ (3.44)      $  (3.66)     $ 16.01   (25.49)% $   85,513    0.59%      (0.05)%         196%
CLASS X SHARES                         --             --        11.57   (27.73)      45,892    0.61       (0.26)          251
2001                                   --             --        16.36    41.40       53,996    0.62       (0.20)          193
2002                                   --             --        20.01    22.31       52,359    0.64       (0.19)          135
2003                                   --             --        23.76    18.69       49,116    0.63       (0.15)          102
2004
2005                                (3.44)         (3.65)       15.95   (25.67)       2,973    0.84       (0.30)          196
CLASS Y SHARES                         --             --        11.49   (27.96)       2,602    0.86       (0.51)          251
2001                                   --             --        16.22    41.17        6,798    0.87       (0.45)          193
2002                                   --             --        19.79    21.95        8,943    0.89       (0.44)          135
2003                                   --             --        23.43    18.40       10,704    0.88       (0.40)          102
2004
2005

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES:

We have audited the accompanying statements of assets and liabilities, of Morgan Stanley Select Dimensions Investment Series (the "Fund"), including the portfolios of investments, comprising the Money Market Portfolio, Flexible Income Portfolio, Balanced Growth Portfolio, Utilities Portfolio, Dividend Growth Portfolio, Equally-Weighted S&P 500 Portfolio, Growth Portfolio, American Opportunities Portfolio, Capital Opportunities Portfolio, Global Equity Portfolio and Developing Growth Portfolio (the "Portfolios"), as of December 31, 2005, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Morgan Stanley Select Dimensions Investment Series as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 21, 2006

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                  NUMBER OF
                                                                                  PORTFOLIOS
                                            TERM OF                                IN FUND
                            POSITION(S)    OFFICE AND                               COMPLEX
  NAME, AGE AND ADDRESS OF   HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN
    INDEPENDENT TRUSTEE     REGISTRANT    TIME SERVED*   DURING PAST 5 YEARS**   BY TRUSTEE***  OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------  -----------   ------------  -----------------------  -------------  -----------------------------------
Michael Bozic (64)          Trustee       Since         Private Investor;        197            Director of various business
c/o Kramer Levin Naftalis                 April 1994    Director or Trustee of                  organizations.
& Frankel LLP                                           the Retail Funds (since
Counsel to the Independent                              April 1994) and the
Trustees                                                Institutional Funds
1177 Avenue of the                                      (since July 2003);
Americas                                                formerly Vice Chairman
New York, NY 10036                                      of Kmart Corporation
                                                        (December 1998-October
                                                        2000), Chairman and
                                                        Chief Executive Officer
                                                        of Levitz Furniture
                                                        Corporation (November
                                                        1995-November 1998)
                                                        and President and Chief
                                                        Executive Officer of
                                                        Hills Department Stores
                                                        (May 1991-July 1995);
                                                        formerly variously
                                                        Chairman, Chief
                                                        Executive Officer,
                                                        President and Chief
                                                        Operating Officer
                                                        (1987-1991) of the
                                                        Sears Merchandise Group
                                                        of Sears, Roebuck & Co.

Edwin J. Garn (73)          Trustee       Since         Consultant; Director or  197            Director of Franklin Covey (time
1031 N. Chartwell Court                   January 1993  Trustee of the Retail                   management systems), BMW Bank of
Salt Lake City, UT 84103                                Funds (since January                    North America, Inc. (industrial
                                                        1993) and the                           loan corporation), Escrow Bank USA
                                                        Institutional Funds                     (industrial loan corporation),
                                                        (since July 2003);                      United Space Alliance (joint
                                                        member of the Utah                      venture between Lockheed Martin and
                                                        Regional Advisory Board                 the Boeing Company) and Nuskin Asia
                                                        of Pacific Corp.                        Pacific (multilevel marketing);
                                                        (utility company);                      member of the board of various
                                                        formerly Managing                       civic and charitable organizations.
                                                        Director of Summit
                                                        Ventures LLC
                                                        (2000-2004) (lobbying
                                                        and consulting firm);
                                                        United States Senator
                                                        (R-Utah) (1974-1992)
                                                        and Chairman, Senate
                                                        Banking Committee
                                                        (1980-1986), Mayor of
                                                        Salt Lake City, Utah
                                                        (1971-1974), Astronaut,
                                                        Space Shuttle Discovery
                                                        (April 12-19, 1985),
                                                        and Vice Chairman,
                                                        Huntsman Corporation
                                                        (chemical company).

Wayne E. Hedien (71)        Trustee       Since         Retired; Director or     197            Director of The PMI Group Inc.
c/o Kramer Levin Naftalis                 September     Trustee of the Retail                   (private mortgage insurance);
& Frankel LLP                             1997          Funds (since September                  Trustee and Vice Chairman of The
Counsel to the Independent                              1997) and the                           Field Museum of Natural History;
Trustees                                                Institutional Funds                     director of various other business
1177 Avenue of the                                      (since July 2003);                      and charitable organizations.
Americas                                                formerly associated
New York, NY 10036                                      with the Allstate
                                                        Companies (1966-1994),
                                                        most recently as
                                                        Chairman of The
                                                        Allstate Corporation
                                                        (March 1993-December
                                                        1994) and Chairman and
                                                        Chief Executive Officer
                                                        of its wholly-owned
                                                        subsidiary, Allstate
                                                        Insurance Company (July
                                                        1989-December 1994).

                                                                                  NUMBER OF
                                                                                  PORTFOLIOS
                                            TERM OF                                IN FUND
                            POSITION(S)    OFFICE AND                               COMPLEX
  NAME, AGE AND ADDRESS OF   HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN
    INDEPENDENT TRUSTEE     REGISTRANT    TIME SERVED*   DURING PAST 5 YEARS**   BY TRUSTEE***  OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------  -----------   ------------  -----------------------  -------------  -----------------------------------
Dr. Manuel H. Johnson (56)  Trustee       Since         Senior Partner, Johnson  197            Director of NVR, Inc. (home
c/o Johnson Smick Group,                  July 1991     Smick International,                    construction); Director of KFX
Inc.                                                    Inc., a consulting                      Energy; Director of RBS Greenwich
888 16th Street, NW                                     firm; Chairman of the                   Capital Holdings (financial holding
Suite 740                                               Audit Committee and                     company).
Washington, D.C. 20006                                  Director or Trustee of
                                                        the Retail Funds (since
                                                        July 1991) and the
                                                        Institutional Funds
                                                        (since July 2003);
                                                        Co-Chairman and a
                                                        founder of the Group of
                                                        Seven Council (G7C), an
                                                        international economic
                                                        commission; formerly
                                                        Vice Chairman of the
                                                        Board of Governors of
                                                        the Federal Reserve
                                                        System and Assistant
                                                        Secretary of the U.S.
                                                        Treasury.

Joseph J. Kearns (63)       Trustee       Since         President, Kearns &      198            Director of Electro Rent
c/o Kearns & Associates                   July 2003     Associates LLC                          Corporation (equipment leasing),
LLC                                                     (investment                             The Ford Family Foundation, and the
PMB754                                                  consulting); Deputy                     UCLA Foundation.
23852 Pacific Coast                                     Chairman of the Audit
Highway                                                 Committee and Director
Malibu, CA 90265                                        or Trustee of the
                                                        Retail Funds (since
                                                        July 2003) and the
                                                        Institutional Funds
                                                        (since August 1994);
                                                        previously Chairman of
                                                        the Audit Committee of
                                                        the Institutional Funds
                                                        (October 2001-July
                                                        2003); formerly CFO of
                                                        the J. Paul Getty
                                                        Trust.

Michael E. Nugent (69)      Trustee       Since         General Partner of       197            None.
c/o Triumph Capital, L.P.                 July 1991     Triumph Capital, L.P.,
445 Park Avenue                                         a private investment
New York, NY 10022                                      partnership; Chairman
                                                        of the Insurance
                                                        Committee and Director
                                                        or Trustee of the
                                                        Retail Funds (since
                                                        July 1991) and the
                                                        Institutional Funds
                                                        (since July 2001);
                                                        formerly Vice
                                                        President, Bankers
                                                        Trust Company and BT
                                                        Capital Corporation
                                                        (1984-1988).

Fergus Reid (73)            Trustee       Since         Chairman of Lumelite     198            Trustee and Director of certain
c/o Lumelite Plastics                     July 2003     Plastics Corporation;                   investment companies in the
Corporation                                             Chairman of the                         JPMorgan Funds complex managed by
85 Charles Colman Blvd.                                 Governance Committee                    J.P. Morgan Investment Management
Pawling, NY 12564                                       and Director or Trustee                 Inc.
                                                        of the Retail Funds
                                                        (since July 2003) and
                                                        the Institutional Funds
                                                        (since June 1992).

Interested Trustees:

                                                                                  NUMBER OF
                                                                                  PORTFOLIOS
                                            TERM OF                                IN FUND
                            POSITION(S)    OFFICE AND                               COMPLEX
  NAME, AGE AND ADDRESS OF   HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN
    INTERESTED TRUSTEE      REGISTRANT    TIME SERVED*   DURING PAST 5 YEARS**   BY TRUSTEE***  OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------  -----------   ------------  -----------------------  -------------  -----------------------------------
Charles A. Fiumefreddo      Chairman of   Since         Chairman and Director    197            None.
(72)                        the Board     July 1991     or Trustee of the
c/o Morgan Stanley Trust    and Trustee                 Retail Funds (since
Harborside Financial                                    July 1991) and the
Center,                                                 Institutional Funds
Plaza Two,                                              (since July 2003);
Jersey City, NJ 07311                                   formerly Chief
                                                        Executive Officer of
                                                        the Retail Funds (until
                                                        September 2002).

James F. Higgins (57)       Trustee       Since         Director or Trustee of   197            Director of AXA Financial, Inc. and
c/o Morgan Stanley Trust                  June 2000     the Retail Funds (since                 The Equitable Life Assurance
Harborside Financial                                    June 2000) and the                      Society of the United States
Center,                                                 Institutional Funds                     (financial services).
Plaza Two,                                              (since July 2003);
Jersey City, NJ 07311                                   Senior Advisor of
                                                        Morgan Stanley (since
                                                        August 2000); Director
                                                        of the Distributor and
                                                        Dean Witter Realty
                                                        Inc.; previously
                                                        President and Chief
                                                        Operating Officer of
                                                        the Private Client
                                                        Group of Morgan Stanley
                                                        (May 1999-August
                                                        2000), and President
                                                        and Chief Operating
                                                        Officer of Individual
                                                        Securities of Morgan
                                                        Stanley (February
                                                        1997-May 1999).

----------------
  * THIS IS THE EARLIEST DATE THE TRUSTEE BEGAN SERVING THE FUNDS ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. (THE "INVESTMENT ADVISER") (THE "RETAIL FUNDS").
 ** THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICES AS
    DIRECTOR/TRUSTEE FOR THE RETAIL FUNDS AND THE FUNDS ADVISED BY MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY AIP GP LP (THE "INSTITUTIONAL FUNDS") REFLECT THE EARLIEST DATE THE DIRECTOR/TRUSTEE BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.
*** THE FUND COMPLEX INCLUDES ALL OPEN-END AND CLOSED-END FUNDS (INCLUDING ALL
    OF THEIR PORTFOLIOS) ADVISED BY THE INVESTMENT ADVISER AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISER THAT IS AN AFFILIATED PERSON OF THE INVESTMENT ADVISER (INCLUDING, BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC.).

Officers:

                                            TERM OF
                            POSITION(S)    OFFICE AND
  NAME, AGE AND ADDRESS OF   HELD WITH     LENGTH OF
     EXECUTIVE OFFICER      REGISTRANT    TIME SERVED*               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
--------------------------  -----------   ------------  ----------------------------------------------------------------------
Ronald E. Robison (66)      President     Since May     President (since September 2005) and Principal Executive Officer of
1221 Avenue of the          and           2003          funds in the Fund Complex (since May 2003); Managing Director of
Americas                    Principal                   Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing
New York, NY 10020          Executive                   Director and Director of Morgan Stanley Investment Management Inc.,
                            Officer                     Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.;
                                                        Managing Director, Chief Administrative Officer and Director of Morgan
                                                        Stanley Investment Advisors Inc. and Morgan Stanley Services Company
                                                        Inc.; Chief Executive Officer and Director of Morgan Stanley Trust;
                                                        Director of Morgan Stanley SICAV (since May 2004); President (since
                                                        September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously, Executive Vice President (July
                                                        2003-September 2005) of funds in the Fund Complex and the Van Kampen
                                                        Funds. He was also previously President and Director of the
                                                        Institutional Funds (March 2001-July 2003), Chief Global Operations
                                                        Officer of Morgan Stanley Investment Management Inc. and Chief
                                                        Executive Officer and Chairman of Van Kampen Investor Services.

J. David Germany (51)       Vice          Since         Managing Director and Chief Investment Officer - Global Fixed Income
25 Cabot Square,            President     February      of Morgan Stanley Investment Management Inc., Morgan Stanley
Canary Wharf, London,                     2006          Investment Advisors Inc., and Van Kampen Asset Management. Managing
United Kingdom E144QA                                   Director and Director of Morgan Stanley Investment Management Ltd.
                                                        Vice President (since February 2006) of the Morgan Stanley Retail
                                                        Funds and Morgan Stanley Institutional Funds.

Dennis F. Shea (52)         Vice          Since         Managing Director and Chief Investment Officer - Global Equity of
1221 Avenue of the          President     February      Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment
Americas                                  2006          Management Inc. and Van Kampen Asset Management. Vice President (since
New York, NY 10020                                      February 2006) of the Morgan Stanley Retail Funds and Morgan Stanley
                                                        Institutional Funds. Previously, Managing Director and Director of
                                                        Global Equity Research at Morgan Stanley.

Barry Fink (50)             Vice          Since         General Counsel (since May 2000) and Managing Director (since December
1221 Avenue of the          President     February      2000) of Morgan Stanley Investment Management; Managing Director
Americas                                  1997          (since December 2000) of the Investment Adviser and the Administrator;
New York, NY 10020                                      Vice President of the Retail Funds; Assistant Secretary of Morgan
                                                        Stanley DW; Vice President of the Institutional Funds (since July
                                                        2003); Managing Director, Secretary and Director of the Distributor;
                                                        previously Secretary (February 1997-July 2003) and General Counsel
                                                        (February 1997-April 2004) of the Retail Funds; previously Secretary
                                                        (1997-2006) and Director (1997-2005) of the Investment Adviser and the
                                                        Administrator; and Secretary and Director of the Distributor
                                                        (1997-2005).

Amy R. Doberman (43)        Vice          Since July    Managing Director and General Counsel, U.S. Investment Management;
1221 Avenue of the          President     2004          Managing Director (since July 2004) and Secretary (since February
Americas                                                2006) of Morgan Stanley Investment Management Inc. and the Investment
New York, NY 10020                                      Adviser, Managing Director and Secretary of the Distributor (since
                                                        February 2006); Managing Director (since February 2005) and Secretary
                                                        (since February 2006) of the Administrator; Vice President of the
                                                        Institutional and Retail Funds (since July 2004); various positions with the Van Kampen Funds and certain of their service providers;
                                                        previously, Managing Director and General Counsel - Americas, UBS
                                                        Global Asset Management (July 2000-July 2004).

                                            TERM OF
                            POSITION(S)    OFFICE AND
  NAME, AGE AND ADDRESS OF   HELD WITH     LENGTH OF
     EXECUTIVE OFFICER      REGISTRANT    TIME SERVED*               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
--------------------------  -----------   ------------  ----------------------------------------------------------------------
Carsten Otto (42)           Chief         Since         Managing Director and U.S. Director of Compliance for Morgan Stanley
1221 Avenue of the          Compliance    October       Investment Management Inc. (since October 2004); Managing Director of
Americas                    Officer       2004          the Investment Adviser and Morgan Stanley Investment Management Inc.;
New York, NY 10020                                      formerly Assistant Secretary and Assistant General Counsel of the
                                                        Morgan Stanley Retail Funds.

Stefanie V. Chang (39)      Vice          Since July    Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the          President     2003          Stanley Investment Management Inc. and the Investment Adviser; Vice
Americas                                                President of the Institutional Funds (since December 1997) and the
New York, NY 10020                                      Retail Funds (since July 2003); various positions with the Van Kampen
                                                        Funds; formerly practiced law with the New York law firm of Rogers &
                                                        Wells (now Clifford Chance US LLP).

Francis J. Smith (40)       Treasurer     Treasurer     Executive Director of the Investment Adviser and the Administration
c/o Morgan Stanley Trust    and Chief     since         (since December 2001); previously, Vice President of the Retail Funds
Harborside Financial        Financial     July 2003     (September 2002-July 2003); Vice President of the Investment Adviser
Center,                     Officer       and Chief     and the Administrator (August 2000-November 2001).
Plaza Two,                                Financial
Jersey City, NJ 07311                     Officer
                                          since
                                          September
                                          2002

Thomas F. Caloia (59)       Vice          Since July    Executive Director (since December 2002) and Assistant Treasurer of
c/o Morgan Stanley Trust    President     2003          the Investment Adviser, the Distributor and the Administrator;
Harborside Financial                                    previously Treasurer of the Retail Funds (April 1989-July 2003);
Center,                                                 formerly First Vice President of the Investment Adviser, the
Plaza Two,                                              Distributor and the Administrator.
Jersey City, NJ 07311

Mary E. Mullin (38)         Secretary     Since July    Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the                        2003          Stanley Investment Management Inc. and the Investment Adviser;
Americas                                                Secretary of the Institutional Funds (since June 1999) and the Retail
New York, NY 10020                                      Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher &
                                                        Flom LLP.

---------------
 * This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

FEDERAL TAX NOTICE - DECEMBER 31, 2005 (UNAUDITED)

During the fiscal year ended December 31, 2005, Equally-Weighted S&P 500 Portfolio paid to its shareholders $0.245 per share from long-term capital gains.

Additionally, each Portfolio's income dividends had the following qualifying percentages as indicated below:

                                                                         DIVIDENDS RECEIVED      U.S. GOVERNMENT
FUND                                                                       DEDUCTION% (a)          INCOME% (b)
----                                                                     ------------------      ---------------
Money Market Portfolio                                                        0.00%                   0.08%
Flexible Income Portfolio                                                     0.00%                  16.43%
Balanced Growth Portfolio                                                    48.50%                  22.17%
Utilities Portfolio                                                         100.00%                   0.21%
Dividend Growth Portfolio                                                   100.00%                   0.00%
Equally-Weighted S&P 500 Portfolio                                          100.00%                   0.00%
Growth Portfolio                                                            100.00%                   0.00%
American Opportunities Portfolio                                            100.00%                   0.00%
Capital Opportunities Portfolio                                               0.00%                   0.00%
Global Equity Portfolio                                                     100.00%                   0.00%
Developing Growth Portfolio                                                   0.00%                   0.00%

----------
(a) THESE PERCENTAGES REPRESENT THE PORTION OF INCOME DIVIDENDS PAID BY EACH PORTFOLIO THAT QUALIFIED FOR THE DIVIDENDS RECEIVED DEDUCTION AVAILABLE TO CORPORATIONS.
(b) THESE PERCENTAGES REPRESENT THE PORTION OF INCOME DIVIDENDS PAID BY EACH PORTFOLIO THAT WERE ATTRIBUTABLE TO QUALIFYING U.S. GOVERNMENT OBLIGATIONS.

                                    Trustees

                                 Michael Bozic
                             Charles A. Fiumefreddo
                                 Edwin J. Garn
                                Wayne E. Hedien
                                James F. Higgins

                             Dr. Manuel H. Johnson
                                Joseph J. Kearns
                               Michael E. Nugent
                                  Fergus Reid

                                    Officers

                             Charles A. Fiumefreddo
                              CHAIRMAN OF THE BOARD

                                Ronald E. Robison
                   PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

                                J. David Germany
                                 VICE PRESIDENT

                                 Dennis F. Shea
                                 VICE PRESIDENT

                                   Barry Fink
                                 VICE PRESIDENT

                                 Amy R. Doberman
                                 VICE PRESIDENT

                                  Carsten Otto
                            CHIEF COMPLIANCE OFFICER

                                Stefanie V. Chang
                                 VICE PRESIDENT

                                Francis J. Smith
                      TREASURER AND CHIEF FINANCIAL OFFICER

                                Thomas F. Caloia
                                 VICE PRESIDENT

                                 Mary E. Mullin
                                    SECRETARY

                                 Transfer Agent
                              Morgan Stanley Trust
                     Harborside Financial Center, Plaza Two
                         Jersey City, New Jersey 07311

                 Independent Registered Public Accounting Firm
                             Deloitte & Touche LLP
                           Two World Financial Center
                            New York, New York 10281

                               Investment Adviser
                    Morgan Stanley Investment Advisors Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

                                   # 4 0 4 7 4


                                                              RA06-00124P-Y12/05

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)   No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d)   Not applicable.

(e)   Not applicable.

(f)

      (1)  The Fund's Code of Ethics is attached hereto as Exhibit A.

      (2)  Not applicable.

      (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

          2005

                                                  REGISTRANT        COVERED ENTITIES(1)
            AUDIT FEES                            $   169,641       N/A

            NON-AUDIT FEES
                 AUDIT-RELATED FEES               $       540(2)    $   (2)
                 TAX FEES                         $    42,107(3)    $   (4)
                 ALL OTHER FEES                   $         -       $  -
            TOTAL NON-AUDIT FEES                  $    42,647       $

            TOTAL                                 $   212,288       $

          2004

                                                  REGISTRANT        COVERED ENTITIES(1)
            AUDIT FEES                            $   161,566       N/A

            NON-AUDIT FEES
                 AUDIT-RELATED FEES               $       453(2)    $  3,746,495  (2)
                 TAX FEES                         $    43,996(3)    $     79,800  (4)
                 ALL OTHER FEES                   $         -       $          -  (5)
            TOTAL NON-AUDIT FEES                  $    44,449       $  3,826,295

            TOTAL                                 $   206,015       $  3,826,295

          N/A- Not applicable, as not required by Item 4.

          (1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
          (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
          (3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.
          (4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.
          (5) All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                                                      APPENDIX A

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                     AS ADOPTED AND AMENDED JULY 23, 2004,(1)

     1.   STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

     2.   DELEGATION

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     3.   AUDIT SERVICES

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     4.   AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     5.   TAX SERVICES

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     6.   ALL OTHER SERVICES

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

     8.   PROCEDURES

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

     9.   ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

     10.  COVERED ENTITIES

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

          MORGAN STANLEY RETAIL FUNDS
          Morgan Stanley Investment Advisors Inc.
          Morgan Stanley & Co. Incorporated
          Morgan Stanley DW Inc.
          Morgan Stanley Investment Management Inc.
          Morgan Stanley Investment Management Limited
          Morgan Stanley Investment Management Private Limited
          Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
          Van Kampen Asset Management
          Morgan Stanley Services Company, Inc.
          Morgan Stanley Distributors Inc.
          Morgan Stanley Trust FSB

          MORGAN STANLEY INSTITUTIONAL FUNDS
          Morgan Stanley Investment Management Inc.
          Morgan Stanley Investment Advisors Inc.
          Morgan Stanley Investment Management Limited
          Morgan Stanley Investment Management Private Limited
          Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
          Morgan Stanley & Co. Incorporated
          Morgan Stanley Distribution, Inc.
          Morgan Stanley AIP GP LP
          Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b)  Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
February 9, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
February 9, 2006

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 9, 2006